As filed with the Securities and Exchange Commission on March 3, 1999
Registration No. 33

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933



Pre-Effective Amendment No.                    [ ]

Post-Effective Amendment No.                   [ ]

Fidelity Fixed-Income Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number  (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on April 2, 1999, pursuant to Rule 488.

FIDELITY SHORT-TERM BOND FUND

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Facing Page

Contents of Registration Statement

Solicitation Letter to Shareholders

Form of Proxy Card

Notice of Special Meeting

Part A - Proxy Statement and Prospectus

Part B- Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Spartan(Registered trademark) Short-Term Bond Fund into Fidelity Short-Term Bond Fund. A shareholder meeting is scheduled for June 16, 1999. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would give shareholders of Spartan Short-Term Bond Fund the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through June 30, 2001. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (April 19, 1999). Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
You are being asked to approve a merger of Spartan Short-Term Bond Fund into Fidelity Short-Term Bond Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of similar bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Both funds are bond funds that seek high current income by investing in U.S. dollar-denominated investment-grade bonds, including corporate, government, and mortgage securities. In addition, both funds have similar portfolios in terms of holdings, interest rate risk, and average maturity.

WHO IS THE FUND MANAGER FOR THESE FUNDS?
Andrew Dudley currently manages both funds and is expected to manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund have different contractual expense structures. Spartan Short-Term Bond Fund pays an all-inclusive management fee to Fidelity Management & Research Company (FMR) while Fidelity Short-Term Bond Fund pays its management fees and other expenses separately. If the merger is approved the combined fund will retain Fidelity Short-Term Bond Fund's current expense structure. However, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Fidelity Short-Term Bond Fund management contract.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?
If shareholders of Spartan Short-Term Bond Fund approve the merger of their fund into Fidelity Short-Term Bond Fund, the combined fund's name will remain Fidelity Short-Term Bond Fund.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?
Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF FIDELITY SHORT-TERM BOND FUND AFTER THE
MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund is anticipated to have over $1.1 billion in assets.

The table below shows average annual total returns for both Fidelity Short-Term Bond Fund and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998*

                               1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Short-Term Bond Fund  6.15%   5.71%    4.47%    6.87%

Lipper Short Investment Grade
Debt Funds Average**           5.78%   5.54%    5.41%    7.02%

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY SHORT-TERM BOND FUND THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Fidelity Short-Term Bond Fund that is equal in value to the net asset value of their shares of Spartan Short-Term Bond Fund on that date. The anticipated closing date is June 24, 1999.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (June 16, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Spartan Short-Term Bond Fund on the record date. The record date is April 19, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any.
Share price, yield and return will vary.

** Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

Fidelity Distributors Corporation

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.


----------------------------------------------------------------------

FIDELITY CHARLES STREET TRUST: SPARTAN SHORT-TERM BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CHARLES STREET TRUST: SPARTAN SHORT-TERM BOND FUND, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 16, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date       , 1999


Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

    cusip # 316069509/fund# 449

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

-------------------------------------------------------------

1.  To approve an Agreement and      FOR [  ]    AGAINST [  ]   ABSTAIN [ ]  1.
    Plan of Reorganization
    between Spartan Short-Term
    Bond Fund and Fidelity
    Short-Term Bond Fund
    providing for the transfer
    of all of the assets of
    Spartan Short-Term Bond Fund
    to Fidelity Short-Term Bond
    Fund in exchange solely for
    shares of beneficial
    interest of Fidelity
    Short-Term Bond Fund and the
    assumption by Fidelity
    Short-Term Bond Fund of
    Spartan Short-Term Bond
    Fund's liabilities, followed
    by the distribution of
    Fidelity Short-Term Bond
    Fund's shares  to
    shareholders of Spartan
    Short-Term Bond Fund in
    liquidation of Spartan
    Short-Term Bond Fund.


SST-PXC-499     cusip # 316069509/fund# 449

SPARTAN(Registered trademark) SHORT-TERM BOND FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


 To the Shareholders of Spartan Short-Term Bond Fund:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Short-Term Bond Fund (Spartan Short-Term) will be held at the office of Fidelity Charles Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on June 16, 1999, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 (1) To approve an Agreement and Plan of Reorganization between Spartan Short-Term and Fidelity Short-Term Bond Fund (Fidelity Short-Term) providing for the transfer of all of the assets of Spartan Short-Term to Fidelity Short-Term in exchange solely for shares of beneficial interest of Fidelity Short-Term and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities, followed by the distribution of Fidelity Short-Term shares to shareholders of Spartan Short-Term in liquidation of Spartan Short-Term.

The Board of Trustees has fixed the close of business on April 19, 1999 as the record date for the determination of the shareholders of Spartan Short-Term entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

April 19, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

   REGISTRATION                               VALID SIGNATURE

A. 1)          ABC Corp.                      John Smith, Treasurer

   2)          ABC Corp. c/o John Smith,      John Smith, Treasurer
               Treasurer

B. 1)          ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)          ABC Trust                      Ann B. Collins, Trustee

   3)          Ann B. Collins, Trustee u/t/d  Ann B. Collins, Trustee
               12/28/78

C. 1)          Anthony B. Craft, Cust. f/b/o  Anthony B. Craft
               Anthony B. Craft, Jr.
               UGMA

SPARTAN(Registered trademark) SHORT-TERM BOND FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

PROXY STATEMENT AND PROSPECTUS
APRIL 19, 1999

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Short-Term Bond Fund (Spartan Short-Term), a fund of Fidelity Charles Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Short-Term and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, June 16, 1999, at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.

 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Spartan Short-Term would transfer all of its assets to Fidelity Short-Term Bond Fund (Fidelity Short-Term), a fund of Fidelity Fixed-Income Trust, in exchange solely for shares of beneficial interest of Fidelity Short-Term and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Spartan Short-Term will distribute shares of Fidelity Short-Term to its shareholders in liquidation of Spartan Short-Term on June 24, 1999, or such other date as the parties may agree (the Closing Date).

 Fidelity Short-Term, a taxable bond fund, is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Fidelity Short-Term's investment objective is to seek as high a level of current income as is consistent with preservation of capital. Fidelity Short-Term seeks to achieve its investment objective by investing principally in investment-grade debt securities while normally maintaining an average maturity of three years or less.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT BEEN APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Short-Term that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated April 19, 1999 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus, dated June 26, 1998, which offers shares of Fidelity Short-Term. The Statement of Additional Information for Fidelity Short-Term, dated June 26, 1998, is available upon request. Attachment 1 contains excerpts from the Annual Report of Fidelity Short-Term dated April 30, 1998. The Prospectus and Statement of Additional Information for Fidelity Short-Term have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Short-Term, both dated November 24, 1998, and a supplement to the Prospectus dated January 1, 1999, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or Fidelity Fixed-Income Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS

Voting Information                                                            5

Synopsis                                                                      7

Comparison of Other Policies of the Funds                                     12

Comparison of Principal Risk Factors                                          14

The Proposed Transaction                                                      15

Additional Information about Fidelity Short-Term Bond Fund                    18

Miscellaneous                                                                 19

Attachment 1.  Excerpts from the Annual Report of
   Fidelity Short-Term Bond Fund dated  April 30, 1998                        21

Exhibit 1.  Form of Agreement and Plan of Reorganization between
   Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS OF

SPARTAN(Registered trademark) SHORT-TERM BOND FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

TO BE HELD ON JUNE 16, 1999

_________________________________

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Charles Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Short-Term
Bond Fund (Spartan Short-Term) and at any adjournments thereof (the
Meeting), to be held on Wednesday, June 16, 1999 at 9:00 a.m. at 82
Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research
Company (FMR), the fund's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about April 19, 1999.
Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc.
and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $1,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted
FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 Spartan Short-Term also may arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $2,000. The expenses in connection with telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote
AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 On January 31, 1999, there were 33,237,490 and 99,761,849 shares issued and outstanding for Spartan Short-Term and Fidelity Short-Term
Bond Fund (Fidelity Short-Term), respectively. Shareholders of record at the close of business on April 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of January 31, 1999, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE
VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN
SHORT-TERM. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT),
THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS
THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING
SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE
HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE
PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED
"PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Spartan Short-Term and Fidelity Short-Term, which are incorporated herein by this reference. Shareholders should read the entire Proxy
Statement and the Prospectus of Fidelity Short-Term for more complete information.

 The proposed reorganization (the Reorganization) would merge Spartan
Short-Term into Fidelity Short-Term, a larger bond fund also managed by FMR. If the Reorganization is approved, Spartan Short-Term will cease to exist and current shareholders of the fund will become shareholders of Fidelity Short-Term instead.

INVESTMENT OBJECTIVES AND POLICIES

 Spartan Short-Term and Fidelity Short-Term have substantially similar investment objectives and policies. Fidelity Short-Term seeks high current income, consistent with preservation of capital, by investing in U.S. dollar-denominated investment-grade debt securities. Spartan
Short-Term seeks high current income by investing in U.S.
dollar-denominated investment-grade debt securities. The funds have the same manager.

 The benchmark index for each fund is the Lehman Brothers 1-3 Year
Government/Corporate Bond Index (the Index), a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages each fund to have similar overall interest rate risk to the index. In addition, each fund normally maintains a dollar-weighted average maturity of three years or less. As of January 31, 1999, the average maturities of Spartan Short-Term and Fidelity Short-Term and the Index were approximately 2.5 years, 2.5 years and 1.9 years, respectively.

EXPENSE STRUCTURES

 Spartan Short-Term and Fidelity Short-Term have different contractual expense structures. Both funds pay a monthly management fee to FMR.
Spartan Short-Term pays an all-inclusive management fee to FMR (at an annual rate of 0.65% of average net assets) which covers substantially all of the fund's expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). Fidelity Short-Term, by contrast, pays its management fee and other expenses separately. Its management fee and other expenses, as a percentage of its average net assets, vary from year to year. Fidelity Short-Term's total operating expenses for the 12 months ended October 31, 1998 were 0.68% before reimbursement. In anticipation of the merger, effective June 27, 1998, FMR voluntarily capped Fidelity Short-Term's total operating expenses (the sum of its management fee and other expenses) at 0.65% of its average net assets.

 If the Reorganization is approved, FMR has agreed to limit the combined fund's expenses to 0.63% of average net assets through June
30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.

 In sum, the proposed Reorganization would provide Spartan Short-Term shareholders with the opportunity to participate in a larger fund with an investment objective and policies similar to Spartan Short-Term's and expenses guaranteed to be lower than Spartan Short-Term's for two years.

 The Board of Trustees believes that the Reorganization would benefit
Spartan Short-Term shareholders and recommends that shareholders vote in favor of the Reorganization.

THE PROPOSED REORGANIZATION

 Shareholders of Spartan Short-Term will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Fidelity Short-Term of all of the assets of Spartan Short-Term in exchange solely for shares of Fidelity
Short-Term and the assumption by Fidelity Short-Term of the liabilities of Spartan Short-Term. Spartan Short-Term will then distribute the shares of Fidelity Short-Term to its shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity Short-Term equal in value to the aggregate net asset value of the shareholder's shares of Spartan Short-Term on the Closing Date (defined below). The exchange of Spartan Short-Term's assets for Fidelity Short-Term's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on June 24, 1999 or such other time and date as the parties may agree (the Closing Date).
Spartan Short-Term will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of Spartan Short-Term.

 The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either Spartan Short-Term, Fidelity Short-Term, or the shareholders of each fund. The rights and privileges of the former shareholders of Spartan Short-Term will be effectively unchanged by the Reorganization (except as described on page 14 under the heading
"Forms of Organization").

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.

 Spartan Short-Term pays FMR a management fee at an annual rate of 0.65% of its average net assets. FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee that Spartan Short-Term pays FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

 In contrast, Fidelity Short-Term pays a management fee and other expenses separately. Fidelity Short-Term's management fee is calculated by adding a monthly group fee rate to a monthly individual fund fee rate, and multiplying the result by the fund's monthly average net assets. The group fee rate is based on the monthly average net assets of all mutual funds advised by FMR. The individual fund fee rate is 0.30% of the fund's average net assets. In addition to the management fee payable by the fund, Fidelity Short-Term also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
For the 12 months ended October 31, 1998, Fidelity Short-Term's total management fee rate and total operating expense ratio were 0.43% and 0.68% (after reimbursement), respectively. Effective June 27, 1998,
FMR has voluntarily agreed to limit the total operating expenses of Fidelity Short-Term to 0.65% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).

 If shareholders approve the Reorganization, the combined fund will retain Fidelity Short-Term's expense structure, requiring payment of a management fee and other expenses separately. FMR has agreed to limit the combined fund's expense ratio to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would lower Spartan Short-Term's total operating expenses from 0.65% to 0.63% of its average net assets beginning on the first business day after the Closing Date of the Reorganization. After June 30, 2001, the combined fund's expenses could increase. If the proposed
Reorganization is not approved, Spartan Short-Term will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.

 The following table shows the fees and expenses of Spartan Short-Term and Fidelity Short-Term for the 12 months ended October 31, 1998, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization, including the effect of FMR's guaranteed expense limitation of 0.63% of average net assets through June 30, 2001
(excluding interest, taxes, brokerage commissions and extraordinary expenses).

FUND OPERATING EXPENSES

 Fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund for the 12-month period ending October 31, 1998 and are calculated as a percentage of average net assets of each fund.


                           Spartan Short-Term   Fidelity Short-Term*  Pro Forma Expenses** -
                                                                      Combined Fund

Management Fee            0.65%                0.40%                  0.40%

12b-1 Fee                 None                 None                   None

Other Expenses            0.00%                0.25%                  0.23%

Total Operating Expenses  0.65%                0.65%                  0.63%


* Effective June 27, 1998, FMR voluntarily agreed to reimburse Fidelity Short-Term to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of Fidelity Short-Term would have been 0.43%, 0.25% and 0.68%, respectively.

** If the Reorganization is approved, FMR has agreed to limit the total operating expenses of the combined fund to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's pro forma management fee, other expenses, and total operating expenses would be 0.43%, 0.23% and 0.66%, respectively.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

          Spartan Short-Term  Fidelity Short-Term***  Combined Fund (Pro Forma)***

1 year    $7                  $7                      $6

3 years   $21                 $21                     $20

5 years   $36                 $36                     $35

10 years  $81                 $81                     $79


*** After FMR Reimbursement

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

FORMS OF ORGANIZATION

 Spartan Short-Term is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Fidelity Short-Term is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Each trust is authorized to issue an unlimited number of shares of beneficial interest.

 Except as discussed below, because the funds are series of Massachusetts business trusts that are organized under substantially similar Declarations of Trust, the rights of security holders of each fund under state law and the governing documents would be expected to remain unchanged after the Reorganization. However, on April 14, 1999, shareholders of Fidelity Fixed-Income Trust (Fixed-Income Trust), of which Fidelity Short-Term is a series, will vote at a Special Meeting of Shareholders. Among the proposals to be considered at that meeting is a proposal to adopt an amended and restated Declaration of Trust (Amended Declaration of Trust). If shareholders approve the proposal, Fixed-Income Trust's Amended Declaration of Trust will permit Trustees, subject to the 1940 Act and applicable state law, to reorganize or terminate Fixed-Income Trust or any of its series without shareholder approval. Fixed-Income Trust's Amended Declaration of Trust also would permit the Trustees, with certain exceptions, to amend the Amended Declaration of Trust without shareholder approval. The Declarations of Trust under which both funds currently are organized require shareholder approval to reorganize or terminate the trusts or any of their series and to amend the Declarations of Trust. Therefore, if the Reorganization is approved, and if shareholders of Fixed-Income Trust vote to approve the Amended Declaration of Trust, the former shareholders of Spartan Short-Term would become shareholders of a fund organized under a Declaration of Trust that would give Trustees broader powers, subject to the limitations of the 1940 Act and applicable state law. For more information regarding shareholder rights, refer to the section of each fund's Statement of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

 Spartan Short-Term and Fidelity Short-Term have substantially similar investment objectives. Spartan Short-Term seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities. Fidelity Short-Term seeks high current income, consistent with the preservation of capital, by investing in U.S. dollar-denominated investment-grade debt securities. The funds have the same manager.

 The Index for each fund is a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages each fund to have similar overall interest rate risk to the Index. In addition, each fund normally maintains a dollar-weighted average maturity of three years or less. As of January 31, 1999, the average maturities of Spartan Short-Term, Fidelity Short-Term and the Index were approximately 2.5 years, 2.5 years and 1.9 years, respectively.

 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares the funds' annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

ANNUAL TOTAL RETURNS

(PERIODS ENDED DECEMBER 31)

                     1995   1996   1997   1998

Spartan Short-Term*  9.94%  5.03%  6.54%  6.58%

Fidelity Short-Term  9.82%  4.78%  6.21%  6.15%*

  *If the fund had not been in reimbursement during the periods shown, total returns would have been lower.

 The following table compares the individual cumulative returns of Spartan Short-Term and Fidelity Short-Term for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

 CUMULATIVE TOTAL RETURNS
(PERIODS ENDED DECEMBER 31, 1998)

                       1 YEAR   3 YEAR

Spartan Short-Term*   6.58%    19.27%

Fidelity Short-Term*  6.15%    18.12%

 *If the fund had not been in reimbursement during the periods shown, total returns would have been lower.

 The total return tables above show that the funds have experienced generally similar performance over the time periods shown, with Spartan Short-Term outperforming Fidelity Short-Term. Differences in performance may be attributed to the funds' different expense structures, reimbursement arrangements and asset size.

 The following graph shows the value of a hypothetical $10,000 investment in each fund made on December 30, 1994 assuming all distributions are reinvested. The graph compares the cumulative returns of the funds from December 30, 1994 to December 31, 1998.


Spartan Short-Term Bond Fund (00449)              Fidelity Short-Term Bond Fund (00450)
Period Ending       Spartan Short-Term Bond Fund  Fidelity Short-Term Bond Fund

December 31, 1994   $10,000.00                    $10,000.00

January 31, 1995    $10,079.57                    $10,076.34

February 28, 1995   $10,177.16                    $10,182.59

March 31, 1995      $10,233.97                    $10,247.39

April 30, 1995      $10,335.13                    $10,346.34

May 31, 1995        $10,507.63                    $10,530.72

June 30, 1995       $10,573.80                    $10,594.01

July 31, 1995       $10,616.79                    $10,623.66

August 31, 1995     $10,683.84                    $10,690.99

September 30, 1995  $10,738.05                    $10,746.07

October 31, 1995    $10,832.16                    $10,816.65

November 30, 1995   $10,922.60                    $10,910.12

December 31, 1995   $10,994.42                    $10,982.00

January 31, 1996    $11,090.09                    $11,066.22

February 29, 1996   $11,050.65                    $11,035.24

March 31, 1996      $11,027.94                    $11,010.22

April 30, 1996      $11,040.17                    $11,021.00

May 31, 1996        $11,066.03                    $11,044.05

June 30, 1996       $11,151.69                    $11,115.69

July 31, 1996       $11,189.29                    $11,163.01

August 31, 1996     $11,227.00                    $11,198.00

September 30, 1996  $11,325.11                    $11,296.24

October 31, 1996    $11,450.81                    $11,410.41

November 30, 1996   $11,536.56                    $11,496.89

December 31, 1996   $11,547.86                    $11,506.43

January 31, 1997    $11,596.08                    $11,554.55

February 28, 1997   $11,625.46                    $11,584.32

March 31, 1997      $11,624.79                    $11,566.09

April 30, 1997      $11,712.88                    $11,666.46

May 31, 1997        $11,790.33                    $11,742.68

June 30, 1997       $11,880.54                    $11,816.92

July 31, 1997       $12,013.05                    $11,948.38

August 31, 1997     $12,026.74                    $11,957.47

September 30, 1997  $12,117.83                    $12,046.55

October 31, 1997    $12,198.69                    $12,124.47

November 30, 1997   $12,222.93                    $12,143.61

December 31, 1997   $12,303.50                    $12,220.63

January 31, 1998    $12,425.43                    $12,339.76

February 28, 1998   $12,445.98                    $12,355.46

March 31, 1998      $12,499.79                    $12,405.87

April 30, 1998      $12,552.43                    $12,467.34

May 31, 1998        $12,632.68                    $12,530.56

June 30, 1998       $12,697.75                    $12,592.12

July 31, 1998       $12,750.42                    $12,655.27

August 31, 1998     $12,857.80                    $12,745.92

September 30, 1998  $13,006.26                    $12,908.38

October 31, 1998    $13,028.24                    $12,910.73

November 30, 1998   $13,048.21                    $12,910.85

December 31, 1998   $13,113.15                    $12,971.96


COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. Spartan Short-Term and Fidelity Short-Term are diversified funds. As a matter of fundamental policy, with respect to 75% of each fund's total assets, the fund may not invest more than 5% of its total assets in the securities of a single issuer, and the fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 7.5% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market instruments or short-term debt instruments for temporary defensive purposes.

 For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

OPERATIONS OF FIDELITY SHORT-TERM FOLLOWING THE REORGANIZATION

 FMR does not expect Fidelity Short-Term to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Short-Term in their current capacities. Andrew Dudley, who is currently the Portfolio Manager of Fidelity Short-Term and Spartan Short-Term, is expected to continue to be responsible for portfolio management of Fidelity Short-Term after the Reorganization.

 All of the current investments of Spartan Short-Term are permissible investments for Fidelity Short-Term. Nevertheless, FMR may sell securities held by Spartan Short-Term or Fidelity Short-Term between shareholder approval and the Closing Date of the Reorganization. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Short-Term.

PURCHASES AND REDEMPTIONS

 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares are purchased at the next NAV calculated after your investment is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

 The redemption policies for each fund are identical. The price to sell one share of each fund is the fund's NAV. Your shares will be sold at the next NAV calculated after your order is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy and sell shares.

 For Spartan Short-Term, the minimum initial investment amount is $10,000, the minimum additional investment amount is $1,000, and the minimum account balance is $5,000. For Fidelity Short-Term, the minimum initial investment amount is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000. If shareholders of Spartan Short-Term approve the Reorganization, they would be shareholders of a fund with lower minimum investment and balance requirements than Spartan Short-Term.

 On June 26, 1998, Spartan Short-Term closed to new accounts pending the Reorganization. Spartan Short-Term shareholders on or prior to that date may continue to purchase shares in accounts existing on that date. Shareholders of Spartan Short-Term may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Fidelity Short-Term.

EXCHANGES

 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares for shares of any other Fidelity fund available in a shareholder's state. Refer to each fund's
Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Capital gains for Spartan Short-Term are normally distributed in December. Capital gains for Fidelity Short-Term are normally distributed in June and December. On or before the Closing Date, Spartan Short-Term may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain. A portion of these distributions may be non-taxable.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of October 31, 1998, Spartan Short-Term and Fidelity Short-Term had net unrealized gains of approximately $1,482,000 and $3,600,000, respectively. During the period between shareholder approval and the Closing Date, FMR may sell certain securities to make portfolio adjustments in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling fund's shareholders.

 As of September 30, 1998, Spartan Short-Term had capital loss carryforwards for federal income tax purposes of approximately $81,724,000. As of April 30, 1998, Fidelity Short-Term had capital loss carryforwards for federal income tax purposes of approximately $166,788,000. Under current federal tax law, Fidelity Short-Term may be limited to using only a portion, if any, of its capital loss carryforwards or the capital loss carryforwards transferred by Spartan Short-Term at the time of the Reorganization. There is no assurance that Fidelity Short-Term will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforwards attributable to Spartan Short-Term will expire between April 30, 2002 and April 30, 2005. The capital loss carryforwards attributable to Fidelity Short-Term will expire between April 30, 1999 and April 30, 2006.

COMPARISON OF PRINCIPAL RISK FACTORS

 Each fund is subject to the risks normally associated with bond funds. As described more fully above, each fund has substantially the same investment objective, policies and permissible investments. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

 Because each fund normally invests in investment-grade debt securities while maintaining an average maturity of three years or less, the funds have substantially similar levels of risk. As of January 31, 1999, the average maturities of Spartan Short-Term and Fidelity Short-Term were approximately 2.5 years and 2.5 years, respectively. A slightly longer average maturity may present a slightly higher risk.

 For a more complete discussion of the risk associated with bond funds, please refer to the Investment Principles and Risks section of each fund's Prospectus.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN SHORT-TERM AND FIDELITY SHORT-TERM.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Fidelity Short-Term acquiring as of the Closing Date all of the assets of Spartan Short-Term in exchange solely for shares of Fidelity Short-Term and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities; and (b) the distribution of shares of Fidelity Short-Term to the shareholders of Spartan Short-Term as provided for in the Agreement.

 The assets of Spartan Short-Term to be acquired by Fidelity Short-Term include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Term, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Term on the Closing Date. Fidelity Short-Term will assume from Spartan Short-Term all liabilities, debts, obligations, and duties of Spartan Short-Term of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Short-Term will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity Short-Term also will deliver to Spartan Short-Term the number of full and fractional shares of Fidelity Short-Term having an aggregate net asset value equal to the value of the assets of Spartan Short-Term less the liabilities of Spartan Short-Term as of the Closing Date. Spartan Short-Term shall then distribute the Fidelity Short-Term shares PRO RATA to its shareholders.

 The value of Spartan Short-Term's assets to be acquired by Fidelity Short-Term and the amount of its liabilities to be assumed by Fidelity Short-Term will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Short-Term's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Short-Term will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Spartan Short-Term will distribute to its shareholders of record the shares of Fidelity Short-Term it received, so that each Spartan Short-Term shareholder will receive the number of full and fractional shares of Fidelity Short-Term equal in value to the aggregate net asset value of shares of Spartan Short-Term held by such shareholder on the Closing Date; Spartan Short-Term will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Short-Term in the names of the Spartan Short-Term shareholders and by transferring thereto shares of Fidelity Short-Term. Each Spartan Short-Term shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity Short-Term due that shareholder. Fidelity Short-Term shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former Spartan Short-Term shareholder will own shares of Fidelity Short-Term equal to the aggregate net asset value of that shareholder's shares of Spartan Short-Term immediately prior to the Reorganization. The net asset value per share of Fidelity Short-Term will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Fidelity Short-Term in a name other than that of the registered holder of the shares on the books of Spartan Short-Term as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Short-Term is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Short-Term is terminated.

 Pursuant to its all-inclusive management contract with Spartan Short-Term, FMR will bear the cost of the Reorganization. Reorganization costs include professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Short-Term due to the Reorganization prior to the Closing Date that will be borne by Spartan Short-Term. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity Short-Term which occur after the Closing Date will be borne by Fidelity Short-Term. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Boards considered a number of factors, including the following:

 (1)  the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4)  the costs to be incurred by each fund as a result of the Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of duplicative funds;
 (8) the impact of changes to the taxable bond product line on the funds and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Boards at a meeting of the Boards on December 17, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to their expense structures and their initial and additional investment and account balance minimums.

 The Boards considered that the proposed merger would provide shareholders of Spartan Short-Term with a fund that has generally comparable historical performance on a year-to-year and cumulative basis.

 In addition, the Boards also considered that if the Reorganization is approved, FMR would voluntarily limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would lower the total operating expenses of Spartan Short-Term from 0.65% to 0.63% of its average net assets.

 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 Fixed-Income Trust is registered with the SEC as an open-end management investment company. Fixed-Income Trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Short-Term is one of five funds of the trust. Each share of Fidelity Short-Term represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Short-Term is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity Short-Term have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

 Fixed-Income Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Spartan Short-Term's assets for Fidelity Short-Term's shares and the assumption of the liabilities of Spartan Short-Term by Fidelity Short-Term is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Term and Fidelity Short-Term, substantially to the effect that:

 (i) The acquisition by Fidelity Short-Term of all of the assets of Spartan Short-Term solely in exchange for Fidelity Short-Term shares and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities, followed by the distribution by Spartan Short-Term of Fidelity Short-Term shares to the shareholders of Spartan Short-Term pursuant to the liquidation of Spartan Short-Term and constructively in exchange for their Spartan Short-Term shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Short-Term and Fidelity Short-Term will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Spartan Short-Term upon the transfer of all of its assets to Fidelity Short-Term in exchange solely for Fidelity Short-Term shares and Fidelity Short-Term's assumption of Spartan Short-Term's liabilities, followed by Spartan Short-Term's subsequent distribution of those shares to shareholders in liquidation of Spartan Short-Term;

 (iii) No gain or loss will be recognized by Fidelity Short-Term upon the receipt of the assets of Spartan Short-Term in exchange solely for Fidelity Short-Term shares and its assumption of Spartan Short-Term's liabilities;

 (iv) The shareholders of Spartan Short-Term will recognize no gain or loss upon the exchange of their Spartan Short-Term shares solely for Fidelity Short-Term shares;

 (v) The basis of Spartan Short-Term's assets in the hands of Fidelity Short-Term will be the same as the basis of those assets in the hands of Spartan Short-Term immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Short-Term will include the holding period of those assets in the hands of Spartan Short-Term;

 (vi) The basis of Spartan Short-Term shareholders in Fidelity
Short-Term shares will be the same as their basis in Spartan
Short-Term shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Fidelity Short-Term shares to be received by the Spartan Short-Term shareholders will include the period during which the Spartan Short-Term shares to be surrendered in exchange therefor were held, provided such Spartan Short-Term shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Spartan Short-Term should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the funds as of October 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
Amounts in thousands, except per share amounts

                          Net         Net Asset        Shares
                         Assets      Value Per Share  Outstanding

Spartan Short-Term       $358,705    $9.09            39,469

Fidelity Short-Term      $876,140    $8.75            100,126

Pro Forma Combined Fund  $1,234,845  $8.75            141,121

CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on December 17, 1998. The Boards of Trustees of Fidelity Charles Street Trust and Fidelity Fixed-Income Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Short-Term and Fidelity Short-Term would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Short-Term will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Charles Street Trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT FIDELITY SHORT-TERM

 Fidelity Short-Term's Prospectus dated June 26, 1998, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Fidelity Short-Term's financial highlights for the fiscal year ended April 30, 1998, which have been updated to include the semiannual unaudited data for the six months ended October 31, 1998, as shown below:

FINANCIAL HIGHLIGHTS
SHORT-TERM BOND FUND
Selected Per-Share Data and
Ratios

                                Six months   Years ended April 30,
                                ended
                                October 31,

                                1998 E       1998                   1997     1996     1995     1994     1993     1992

  Net asset value,  beginning   $ 8.700      $ 8.660                $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430  $ 9.180
of period

  Income from Investment         .130B        .546B                  .558B    .579     .344     .588     .744     .810
Operations
  Net investment income

   Net realized and              .176         .033                   (.061)   (.020)   (.156)   (.392)   .063     .251
unrealized gain (loss)

   Total from investment         .306         .579                   .497     .559     .188     .196     .807     1.061
operations

  Less Distributions  From       (.256)       (.539)                 (.552)   (.504)   (.430)   (.592)   (.727)   (.811)
net investment    income

    In excess of net             --           --                     --       --       --       (.034)   --       --
investment income

   Return of capital            --           --                     (.005)   (.055)   (.118)   --       --       --

    Total distributions          (.256)       (.539)                 (.557)   (.559)   (.548)   (.626)   (.727)   (.811)

   Net asset value,             $ 8.750      $ 8.700                $ 8.660  $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430
   end of period

   Total return A,H              3.56%        6.86%                  5.86%    6.52%    2.17%    1.99%    8.85%    12.00%

   Net assets, end of period    $ 876        $ 809                  $ 922    $ 1,048  $ 1,304  $ 1,962  $ 1,990  $ 984
(In millions)

   Ratio of expenses to          .67% F,G     .70%                   .70%     .69%     .69%     .80%     .77%     .86%
average net assets

   Ratio of expenses to          .66% C,F     .70%                   .70%     .68%C    .69%     .80%     .77%     .86%
average net assets after
expense reductions

   Ratio of net investment       5.92% F      6.26%                  6.41%    6.37%    6.37%    6.70%    7.68%    8.23%
income to average net assets

   Portfolio turnover rate       103% F       117%                   104%D    151%     113%     73%      63%      87%



FINANCIAL HIGHLIGHTS
SHORT-TERM BOND FUND

Selected Per-Share Data and
Ratios
                                Years ended April 30,





                                1991     1990     1989

  Net asset value,  beginning   $ 9.170  $ 9.180  $ 9.470
of period

  Income from Investment         .792     .778     .809
Operations
  Net investment income

   Net realized and              .040     (.010)   (.290)
unrealized gain (loss)

   Total from investment         .832     .768     .519
operations

  Less Distributions  From       (.822)   (.778)   (.809)
net investment    income

    In excess of net             --       --       --
investment income

    Return of capital            --       --       --

    Total distributions          (.822)   (.778)   (.809)

   Net asset value,             $ 9.180  $ 9.170  $ 9.180
   end of period

   Total return A,H              9.49%    8.58%    5.74%

   Net assets, end of period    $ 235    $ 197    $ 237
(In millions)

   Ratio of expenses to          .83%     .83%     .89%
average net assets

   Ratio of expenses to          .83%     .83%     .89%
average net assets after
expense reductions

   Ratio of net investment       8.65%    8.28%    8.77%
income to average net assets

   Portfolio turnover rate       164%     148%     171%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
E UNAUDITED
F ANNUALIZED
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Fidelity Short-Term shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of Spartan Short-Term and Fidelity Short-Term incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and April 30, 1998, respectively. Unaudited financial statements for Fidelity Short-Term for the six-month period ended October 31, 1998 are also incorporated by reference into the Statement of Additional Information that relates to this Proxy Statement and Prospectus. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. Fidelity Charles Street Trust and Fidelity Fixed-Income Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Charles Street Trust, in care of Fidelity Services Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM ANNUAL REPORT OF FIDELITY SHORT-TERM BOND FUND DATED
APRIL 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1998   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS


Fidelity Short-Term Bond       6.86%        4.66%         6.76%

Lehman Brothers 1-3 Year       7.17%        5.53%         7.27%
Govt/Corp Bond Index

Lipper Short Investment Grade  6.67%        5.24%         6.95%
Debt Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)


$10,000 OVER 10 YEARS
Fidelity Short-Term Bond Fund (00450)              Lehman Brothers 1-3 Year Government/Corpo-
rate Bond Index (LB013)
Period Ending       Fidelity Short-Term Bond Fund  Lehman Brother 1 3 Govt/Corp

April 30, 1988      $10,000.00                     $10,000.00

May 31, 1988        $9,976.83                      $9,996.00

June 30, 1988       $10,080.03                     $10,096.12

July 31, 1988       $10,088.44                     $10,103.20

August 31, 1988     $10,106.19                     $10,128.77

September 30, 1988  $10,200.21                     $10,246.14

October 31, 1988    $10,305.26                     $10,349.34

November 30, 1988   $10,270.03                     $10,324.70

December 31, 1988   $10,301.74                     $10,348.42

January 31, 1989    $10,390.56                     $10,431.59

February 28, 1989   $10,409.48                     $10,434.06

March 31, 1989      $10,441.21                     $10,476.26

April 30, 1989      $10,574.21                     $10,646.31

May 31, 1989        $10,734.99                     $10,797.57

June 30, 1989       $10,915.28                     $10,996.89

July 31, 1989       $11,052.13                     $11,160.78

August 31, 1989     $11,024.48                     $11,097.62

September 30, 1989  $11,070.11                     $11,162.93

October 31, 1989    $11,253.00                     $11,336.99

November 30, 1989   $11,329.88                     $11,438.34

December 31, 1989   $11,385.01                     $11,483.63

January 31, 1990    $11,363.02                     $11,495.64

February 28, 1990   $11,414.57                     $11,556.64

March 31, 1990      $11,456.98                     $11,593.30

April 30, 1990      $11,481.30                     $11,622.25

May 31, 1990        $11,673.32                     $11,801.85

June 30, 1990       $11,757.32                     $11,926.62

July 31, 1990       $11,893.67                     $12,071.10

August 31, 1990     $11,875.62                     $12,113.92

September 30, 1990  $11,896.13                     $12,204.80

October 31, 1990    $11,866.57                     $12,330.80

November 30, 1990   $11,928.58                     $12,451.25

December 31, 1990   $12,043.46                     $12,596.96

January 31, 1991    $12,026.80                     $12,710.95

February 28, 1991   $12,165.14                     $12,802.75

March 31, 1991      $12,402.22                     $12,895.78

April 30, 1991      $12,571.38                     $13,022.09

May 31, 1991        $12,699.59                     $13,103.42

June 30, 1991       $12,746.17                     $13,152.09

July 31, 1991       $12,847.67                     $13,267.61

August 31, 1991     $13,063.44                     $13,447.52

September 30, 1991  $13,198.54                     $13,592.31

October 31, 1991    $13,351.46                     $13,738.64

November 30, 1991   $13,489.61                     $13,877.58

December 31, 1991   $13,732.58                     $14,087.37

January 31, 1992    $13,788.94                     $14,072.89

February 29, 1992   $13,908.57                     $14,117.56

March 31, 1992      $14,003.97                     $14,114.48

April 30, 1992      $14,080.13                     $14,243.55

May 31, 1992        $14,215.71                     $14,376.94

June 30, 1992       $14,348.35                     $14,523.89

July 31, 1992       $14,518.33                     $14,694.25

August 31, 1992     $14,645.38                     $14,812.85

September 30, 1992  $14,766.40                     $14,953.02

October 31, 1992    $14,661.92                     $14,863.07

November 30, 1992   $14,648.04                     $14,842.12

December 31, 1992   $14,747.07                     $14,982.29

January 31, 1993    $14,990.18                     $15,142.17

February 28, 1993   $15,157.49                     $15,265.70

March 31, 1993      $15,251.35                     $15,315.30

April 30, 1993      $15,326.27                     $15,411.42

May 31, 1993        $15,352.58                     $15,376.30

June 30, 1993       $15,519.63                     $15,492.75

July 31, 1993       $15,609.45                     $15,528.17

August 31, 1993     $15,781.02                     $15,658.17

September 30, 1993  $15,839.44                     $15,708.70

October 31, 1993    $15,940.61                     $15,745.36

November 30, 1993   $15,972.68                     $15,749.98

December 31, 1993   $16,093.47                     $15,813.75

January 31, 1994    $16,198.32                     $15,914.48

February 28, 1994   $16,057.43                     $15,818.06

March 31, 1994      $15,751.53                     $15,736.73

April 30, 1994      $15,630.68                     $15,676.97

May 31, 1994        $15,717.12                     $15,698.22

June 30, 1994       $15,572.34                     $15,739.50

July 31, 1994       $15,689.54                     $15,882.75

August 31, 1994     $15,753.91                     $15,936.35

September 30, 1994  $15,779.49                     $15,900.93

October 31, 1994    $15,771.59                     $15,937.28

November 30, 1994   $15,795.89                     $15,870.43

December 31, 1994   $15,434.74                     $15,900.62

January 31, 1995    $15,552.58                     $16,119.04

February 28, 1995   $15,716.57                     $16,342.07

March 31, 1995      $15,816.58                     $16,434.80

April 30, 1995      $15,969.31                     $16,583.59

May 31, 1995        $16,253.90                     $16,870.71

June 30, 1995       $16,351.58                     $16,962.51

July 31, 1995       $16,397.35                     $17,030.28

August 31, 1995     $16,501.27                     $17,133.48

September 30, 1995  $16,586.28                     $17,218.20

October 31, 1995    $16,695.22                     $17,361.14

November 30, 1995   $16,839.49                     $17,510.55

December 31, 1995   $16,950.44                     $17,643.33

January 31, 1996    $17,080.42                     $17,794.28

February 29, 1996   $17,032.61                     $17,726.50

March 31, 1996      $16,993.99                     $17,713.56

April 30, 1996      $17,010.62                     $17,731.43

May 31, 1996        $17,046.21                     $17,772.40

June 30, 1996       $17,156.78                     $17,902.41

July 31, 1996       $17,229.82                     $17,972.03

August 31, 1996     $17,283.83                     $18,038.26

September 30, 1996  $17,435.46                     $18,203.38

October 31, 1996    $17,611.67                     $18,408.86

November 30, 1996   $17,745.15                     $18,546.87

December 31, 1996   $17,759.88                     $18,549.95

January 31, 1997    $17,834.15                     $18,639.60

February 28, 1997   $17,880.09                     $18,685.81

March 31, 1997      $17,851.96                     $18,671.33

April 30, 1997      $18,006.87                     $18,824.44

May 31, 1997        $18,124.52                     $18,955.98

June 30, 1997       $18,239.11                     $19,087.83

July 31, 1997       $18,442.02                     $19,299.78

August 31, 1997     $18,456.05                     $19,317.95

September 30, 1997  $18,593.53                     $19,466.74

October 31, 1997    $18,713.80                     $19,606.91

November 30, 1997   $18,743.35                     $19,656.20

December 31, 1997   $18,862.22                     $19,785.90

January 31, 1998    $19,046.10                     $19,976.90

February 28, 1998   $19,070.33                     $19,996.92

March 31, 1998      $19,148.14                     $20,074.86

April 30, 1998      $19,243.02                     $20,174.36


$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Short-Term Bond Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $19,243 -- a 92.43% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index, which reflects the performance of U.S. Government and corporate fixed-rate debt securities with maturities between one and three years, did over the same period.
With dividends reinvested, the same $10,000 would have grown to $20,174 -- a 101.74% increase.

MARKET RECAP
A continued lack of inflationary
pressure resulted in a favorable
investing climate for bonds during
the 12 months that ended April 30,
1998. The Lehman Brothers
Aggregate Bond Index - a broad
gauge of the U.S. taxable bond
market - returned 10.91% during
this period. Bonds enjoyed a
strong rally from May through
September 1997 on the heels of
encouraging economic data, as
well as the Federal Reserve
Board's reluctance to raise
short-term interest rates. In the
fourth quarter of 1997, global
market volatility and historically
low interest rates were the main
stories. When financial problems
erupted in Asia in late October, the
bond market attracted wary stock
investors in search of investments
offering lower volatility. Interest
rates also plummeted, with the
30-year Treasury bond going below
the 6% mark in November. The
Lehman Brothers Corporate Bond
Index returned 12.07% during the
period, as corporate bonds
benefited from continued economic
growth and high demand for
yield. Despite increased
prepayment activity in early 1998
due to lower rates,
mortgage-backed bonds also fared
relatively well. The Lehman
Brothers Mortgage-Backed
Securities Index returned 10.02%
during the period. The period ended
on a positive note as the
Commerce Department reported
that gross domestic product grew
at a stronger-than-expected rate of
4.2% in the first quarter of 1998 and
employment costs grew at a
slower-than-expected pace -
signs of continued strong
economic growth and benign inflation.
However, the Fed tempered this
news slightly with warnings about
the rising prices of stocks and real
estate.

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Short-Term Bond Fund

HOW DID THE FUND PERFORM, ANDY?

For the 12 months that ended April 30, 1998, the fund had a total return of 6.86%. That outperformed the 6.67% return of the short investment grade debt funds average tracked by Lipper Analytical Services. For the same period, the Lehman Brothers 1-3 Year Government/Corporate Bond Index returned 7.17%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

The fund benefited from maintaining overweighted positions, relative to the index, in corporate bonds, asset-backed securities and mortgage-backed securities. Generally, these so-called spread products offered attractive yield spreads - or yield advantages - over comparable Treasuries during the period.

HOW WERE THE FUND'S INVESTMENTS ALLOCATED?

Corporate bonds, including asset-backed securities - bonds backed by a pool of loans such as credit cards - accounted for about 66% of the fund's investments at the end of the period. Corporate bonds offered only neutral returns during the 12-month period after weakening in the fourth quarter of 1997 during the economic slowdown in Asia, and then stabilizing in the first quarter of 1998. The fund was able to generate modest returns from its corporate position by emphasizing its cable, media and telecommunications holdings. Growth in these industries is much more dependent on the health of the U.S. economy than on Asian markets. In addition, asset-backed securities were a very stable component of the portfolio because of their high credit quality. In fact, a majority of the fund's asset-backed position was rated Aaa. These securities offered the fund a way to get additional yield without taking on the credit risks associated with many corporate bonds.

WHAT ABOUT MORTGAGE-BACKED SECURITIES?

More than half of the fund's mortgage-backed holdings were invested in commercial mortgage-backed securities (CMBS) - bonds that are backed by loans on commercial property, such as office buildings or retail malls. The market for these securities has gained considerable acceptance among investors, leading to better returns for the issues.

HOW MUCH OVERALL IMPACT DID THE ASIAN SITUATION HAVE ON THE FUND'S
PERFORMANCE?

Not much. The Asian situation definitely weakened the corporate bond market, but as I said, I shielded the portfolio from many of these ill effects by buying securities in sectors that were more dependent on the domestic economy. In fact, the fund sold many of the fund's corporate positions that did have exposure to Asia in October, helping its performance versus the peer group. Longer term, I see Asia as an opportunity. The Asian turmoil has caused volatility in the bond market, which allows me to apply Fidelity's strong research to find attractive securities that have been unfairly repriced in the past few months.

WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

The yield curve was very flat at the end of the period, meaning longer-term bonds were not offering much of a yield advantage over short-term issues. As a result, many buyers of fixed-income securities will try to get additional yield by buying non-Treasury securities. Consequently, I think increased demand for these spread products will benefit their pricing. In addition, the equity markets generated healthy gains in the first quarter of 1998, which bodes well for high-grade corporate bonds in the next few months. I also expect asset-backed securities, which have high credit quality, to continue to perform well as investors seek out defensive instruments in periods of turmoil. Finally, opportunities in the mortgage-backed sector will depend on the level of interest rates. These securities may underperform other fixed-income securities in the short term if the market rallies and prepayment - or refinancing - levels remain high. If that's the case, I may increase the fund's position in mortgage-backed bonds in anticipation of a rebound and outperformance in the long term.

The views expressed in this report reflect those of the portfolio manager only through April 30, 1998. The manager's views are subject to change at any time based on market and other conditions. Andrew Dudley is the fund's portfolio manager.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of April 19, 1999, by and between Fidelity Charles Street Trust, a Massachusetts business trust, on behalf of its series Spartan Short-Term Bond Fund (Acquired Fund), and Fidelity Fixed-Income Trust, a Massachusetts business trust, on behalf of its series Fidelity Short-Term Bond Fund (Acquiring Fund). Fidelity Charles Street Trust and Fidelity Fixed-Income Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Short-Term Bond Fund to Fidelity Short-Term Bond Fund solely in exchange for shares of beneficial interest in Fidelity Short-Term Bond Fund (the Fidelity Short-Term Bond Fund Shares) and the assumption by Fidelity Short-Term Bond Fund of Spartan Short-Term Bond Fund's liabilities; and (b) the constructive distribution of such shares by Spartan Short-Term Bond Fund PRO RATA to its shareholders in complete liquidation and termination of Spartan Short-Term Bond Fund in exchange for all of Spartan Short-Term Bond Fund's outstanding shares. Spartan Short-Term Bond Fund shall receive shares of Fidelity Short-Term Bond Fund having an aggregate net asset value equal to the value of the assets of Spartan Short-Term Bond Fund on the Closing Date (as defined in Section 6), which Spartan Short-Term Bond Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.  REPRESENTATIONS AND WARRANTIES OF SPARTAN SHORT-TERM BOND FUND.

Spartan Short-Term Bond Fund represents and warrants to and agrees with Fidelity Short-Term Bond Fund that:

 (a) Spartan Short-Term Bond Fund is a series of Fidelity Charles Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Charles Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Spartan Short-Term Bond Fund dated November 24, 1998, previously furnished to Fidelity Short-Term Bond Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Short-Term Bond Fund, threatened against Spartan Short-Term Bond Fund which assert liability on the part of Spartan Short-Term Bond Fund. Spartan Short-Term Bond Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Spartan Short-Term Bond Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Short-Term Bond Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Short-Term Bond Fund is a party or by which Spartan Short Bond Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Short-Term Bond Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Short-Term Bond Fund at September 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Short-Term Bond Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Spartan Short-Term Bond Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 1998 and those incurred in the ordinary course of Spartan Short-Term Bond Fund's business as an investment company since September 30, 1998;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Short-Term Bond Fund on Form N-14 relating to the shares of Fidelity Short-Term Bond Fund issuable hereunder and the proxy statement of Spartan Short-Term Bond Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Short-Term Bond Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Short-Term Bond Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Spartan Short-Term Bond Fund (other than this Agreement) will be terminated without liability to Spartan Short-Term Bond Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Short-Term Bond Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (k) Spartan Short-Term Bond Fund has filed or will file all federal and state tax returns which, to the knowledge of Spartan Short-Term Bond Fund's officers, are required to be filed by Spartan Short-Term Bond Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Short-Term Bond Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Spartan Short-Term Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Spartan Short-Term Bond Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Short-Term Bond Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Short-Term Bond Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Short-Term Bond Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Short-Term Bond Fund to be transferred to Fidelity Short-Term Bond Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Short-Term Bond Fund's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Short-Term Bond Fund will acquire Spartan Short-Term Bond Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Short-Term Bond Fund and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Short-Term Bond Fund, and this Agreement constitutes a valid and binding obligation of Spartan Short-Term Bond Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY SHORT-TERM BOND FUND.

Fidelity Short-Term Bond Fund represents and warrants to and agrees with Spartan Short-Term Bond Fund that:

 (a) Fidelity Short-Term Bond Fund is a series of Fidelity Fixed-Income Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Fixed-Income Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of
Fidelity Short-Term Bond Fund, dated June 26, 1998, previously furnished to Spartan Short-Term Bond Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Short-Term Bond Fund, threatened against Fidelity Short-Term Bond Fund which assert liability on the part of Fidelity Short-Term Bond Fund. Fidelity
Short-Term Bond Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Fidelity Short-Term Bond Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Short-Term Bond Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Short-Term Bond Fund is a party or by which Fidelity Short-Term Bond Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Short-Term Bond Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Short-Term Bond Fund at April 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Spartan Short-Term Bond Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 1998. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Fidelity Short-Term Bond Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1998, and those incurred in the ordinary course of Fidelity Short-Term Bond Fund's business as an investment company since April 30, 1998;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Short-Term Bond Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (i) Fidelity Short-Term Bond Fund has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Short-Term Bond Fund's officers, are required to be filed by Fidelity Short-Term Bond Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Short-Term Bond Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Fidelity Short-Term Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on April 30, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Fidelity Short-Term Bond Fund to be issued to Spartan Short-Term Bond Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Short-Term Bond Fund, and no shareholder of Fidelity Short-Term Bond Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Short-Term Bond Fund, and this Agreement constitutes a valid and binding obligation of Fidelity Short-Term Bond Fund enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Short-Term Bond Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Short-Term Bond Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Short-Term Bond Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Fidelity Short-Term Bond Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Fidelity Short-Term Bond Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Spartan Short-Term Bond Fund and to the other terms and conditions contained herein, Spartan Short-Term Bond Fund agrees to assign, sell, convey, transfer, and deliver to Fidelity Short-Term Bond Fund as of the Closing Date all of the assets of Spartan Short-Term Bond Fund of every kind and nature existing on the Closing Date. Fidelity Short-Term Bond Fund agrees in exchange therefor: (i) to assume all of Spartan Short-Term Bond Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and
(ii) to issue and deliver to Spartan Short-Term Bond Fund the number of full and fractional shares of Fidelity Short-Term Bond Fund having an aggregate net asset value equal to the value of the assets of Spartan Short-Term Bond Fund transferred hereunder, less the value of the liabilities of Spartan Short-Term Bond Fund, determined as provided for under Section 4.

 (b) The assets of Spartan Short-Term Bond Fund to be acquired by Fidelity Short-Term Bond Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Term Bond Fund, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Term Bond Fund on the Closing Date. Spartan Short-Term Bond Fund will pay or cause to be paid to Fidelity Short-Term Bond Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Short-Term Bond Fund hereunder, and Fidelity Short-Term Bond Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Spartan Short-Term Bond Fund to be assumed by Fidelity Short-Term Bond Fund shall include (except as otherwise provided for herein) all of Spartan Short-Term Bond Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Short-Term Bond Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Short-Term Bond Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Short-Term Bond Fund Shares in exchange for such shareholders' shares of beneficial interest in Spartan Short-Term Bond Fund and Spartan Short-Term Bond Fund will be liquidated in accordance with Spartan Short-Term Bond Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Short-Term Bond Fund's share transfer books in the names of the Spartan Short-Term Bond Fund shareholders and transferring the Fidelity Short-Term Bond Fund Shares thereto. Each Spartan Short-Term Bond Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity Short-Term Bond Fund Shares due that shareholder. All outstanding Spartan Short-Term Bond Fund shares, including any represented by certificates, shall simultaneously be canceled on Spartan Short-Term Bond Fund's share transfer records. Fidelity Short-Term Bond Fund shall not issue certificates representing the Fidelity Short-Term Bond Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Spartan Short-Term Bond Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Fidelity Short-Term Bond Fund Shares in a name other than that of the registered holder on Spartan Short-Term Bond Fund's books of the Spartan Short-Term Bond Fund shares constructively exchanged for the Fidelity Short-Term Bond Fund Shares shall be paid by the person to whom such Fidelity Short-Term Bond Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Fidelity Short-Term Bond Fund will deliver to Spartan Short-Term Bond Fund the number of Fidelity
Short-Term Bond Fund Shares having an aggregate net asset value equal to the value of the assets of Spartan Short-Term Bond Fund transferred hereunder less the liabilities of Spartan Short-Term Bond Fund, determined as provided in this Section 4.

 (c) The net asset value per share of the Fidelity Short-Term Bond Fund Shares to be delivered to Spartan Short-Term Bond Fund, the value of the assets of Spartan Short-Term Bond Fund transferred hereunder, and the value of the liabilities of Spartan Short-Term Bond Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Fidelity Short-Term Bond Fund Shares shall be computed in the manner set forth in the then-current Fidelity Short-Term Bond Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Short-Term Bond Fund shall be computed in the manner set forth in the then-current Spartan Short-Term Bond Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund.

5. FEES; EXPENSES.

 (a) Pursuant to Spartan Short-Term Bond Fund's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities).

Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Short-Term Bond Fund will be borne by Fidelity Short-Term Bond Fund provided that they do not exceed the fund's 0.65% expense cap in effect since June 27, 1998. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).

 (b) Each of Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on June 24, 1999, or at some other time, date, and place agreed to by Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund (the Closing
Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Short-Term Bond Fund and the net asset value per share of Fidelity Short-Term Bond Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN SHORT-TERM BOND
FUND.

 (a) Spartan Short-Term Bond Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Short-Term Bond Fund as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Short-Term Bond Fund.

 (b) Spartan Short-Term Bond Fund agrees that as soon as reasonably practicable after distribution of the Fidelity Short-Term Bond Fund Shares, Spartan Short-Term Bond Fund shall be terminated as a series of Fidelity Charles Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Short-Term Bond Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY SHORT-TERM BOND FUND.

 (a) That Spartan Short-Term Bond Fund furnishes to Fidelity Short-Term Bond Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Charles Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Short-Term Bond Fund made in this Agreement are true and correct in all material respects and that Spartan Short-Term Bond Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Spartan Short-Term Bond Fund furnishes Fidelity Short-Term Bond Fund with copies of the resolutions, certified by an officer of Fidelity Charles Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Term Bond Fund;

 (c) That, on or prior to the Closing Date, Spartan Short-Term Bond Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Short-Term Bond Fund substantially all of Spartan Short-Term Bond Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Spartan Short-Term Bond Fund shall deliver to Fidelity Short-Term Bond Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Short-Term Bond Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That Spartan Short-Term Bond Fund's custodian shall deliver to Fidelity Short-Term Bond Fund a certificate identifying the assets of Spartan Short-Term Bond Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Short-Term Bond Fund; (ii) Spartan Short-Term Bond Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Spartan Short-Term Bond Fund's transfer agent shall deliver to Fidelity Short-Term Bond Fund at the Closing a certificate setting forth the number of shares of Spartan Short-Term Bond Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Spartan Short-Term Bond Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Short-Term Bond Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Short-Term Bond Fund;

 (h) That Spartan Short-Term Bond Fund delivers to Fidelity Short-Term Bond Fund a certificate of an officer of Fidelity Charles Street Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Short-Term Bond Fund's financial position since September 30, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Short-Term Bond Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Short-Term Bond Fund or its transfer agent by Fidelity Short-Term Bond Fund or its agents shall have revealed otherwise, Spartan Short-Term Bond Fund shall have taken all actions that in the opinion of Fidelity Short-Term Bond Fund are necessary to remedy any prior failure on the part of Spartan Short-Term Bond Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN SHORT-TERM BOND FUND.

 (a) That Fidelity Short-Term Bond Fund shall have executed and delivered to Spartan Short-Term Bond Fund an Assumption of Liabilities, certified by an officer of Fidelity Fixed-Income Trust, dated as of the Closing Date pursuant to which Fidelity Short-Term Bond Fund will assume all of the liabilities of Spartan Short-Term Bond Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Fidelity Short-Term Bond Fund furnishes to Spartan Short-Term Bond Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Fixed-Income Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Short-Term Bond Fund made in this Agreement are true and correct in all material respects, and Fidelity Short-Term Bond Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Spartan Short-Term Bond Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund, to the effect that the Fidelity Short-Term Bond Fund Shares are duly authorized and upon delivery to Spartan Short-Term Bond Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Short-Term Bond Fund (except as disclosed in Fidelity Short-Term Bond Fund's Statement of Additional Information) and no shareholder of Fidelity Short-Term Bond Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF FIDELITY SHORT-TERM BOND FUND AND SPARTAN SHORT-TERM BOND FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Term Bond Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund, threatened by the Commission; and

 (f) That Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Spartan Short-Term Bond Fund and
Fidelity Short-Term Bond Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Spartan Short-Term Bond Fund upon the transfer of all of its assets to Fidelity Short-Term Bond Fund in exchange solely for the Fidelity Short-Term Bond Fund Shares and the assumption of Spartan Short-Term Bond Fund's liabilities followed by the distribution of those Fidelity Short-Term Bond Fund Shares to the shareholders of Spartan Short-Term Bond Fund in liquidation of Spartan Short-Term Bond Fund;

  (iii) No gain or loss will be recognized by Fidelity Short-Term Bond Fund on the receipt of Spartan Short-Term Bond Fund's assets in exchange solely for the Fidelity Short-Term Bond Fund shares and the assumption of Spartan Short-Term Bond Fund's liabilities;

  (iv) The basis of Spartan Short-Term Bond Fund's assets in the hands of Fidelity Short-Term Bond Fund will be the same as the basis of such assets in Spartan Short-Term Bond Fund's hands immediately prior to the Reorganization;

  (v) Fidelity Short-Term Bond Fund's holding period in the assets to be received from Spartan Short-Term Bond Fund will include Spartan Short-Term Bond Fund's holding period in such assets;

  (vi) A Spartan Short-Term Bond Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Short-Term Bond Fund for the Fidelity Short-Term Bond Fund shares in the Reorganization;

  (vii) A Spartan Short-Term Bond Fund shareholder's basis in the
Fidelity Short-Term Bond Fund Shares to be received by him or her will be the same as his or her basis in the Spartan Short-Term Bond Fund shares exchanged therefor;

  (viii) A Spartan Short-Term Bond Fund shareholder's holding period for his or her Fidelity Short-Term Bond Fund Shares will include the holding period of Spartan Short-Term Bond Fund shares exchanged, provided that those Spartan Short-Term Bond Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Spartan
Short-Term Bond Fund nor Fidelity Short-Term Bond Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF FIDELITY SHORT-TERM BOND FUND AND SPARTAN SHORT-TERM
BOND FUND.

 (a) Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Spartan Short-Term Bond Fund covenants that it is not acquiring the Fidelity Short-Term Bond Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Spartan Short-Term Bond Fund covenants that it will assist Fidelity Short-Term Bond Fund in obtaining such information as Fidelity Short-Term Bond Fund reasonably requests concerning the beneficial ownership of Spartan Short-Term Bond Fund's shares; and

 (d) Spartan Short-Term Bond Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Short-Term Bond Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund may terminate this Agreement by mutual agreement. In addition, either Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Spartan Short-Term Bond Fund or Fidelity
Short-Term Bond Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund; provided, however, that following the shareholders' meeting called by Spartan Short-Term Bond Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Short-Term Bond Fund Shares to be paid to Spartan Short-Term Bond Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

           [SIGNATURE LINES OMITTED]


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated June 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

BON-pro-0698
704235

FIDELITY
SHORT-TERM
BOND
FUND
(fund number 450, trading symbol FSHBX)

and

FIDELITY
INVESTMENT
GRADE BOND
FUND
(fund number 026, trading symbol FBNDX)

Each fund invests normally in investment-grade debt securities.
Short-Term Bond seeks high current income with preservation of capital. Investment Grade Bond seeks high current income from securities with longer maturities.

PROSPECTUS
JUNE 26, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


KEY FACTS                2   THE FUNDS AT A GLANCE

                         2   WHO MAY WANT TO INVEST

                         4   EXPENSES Each fund's yearly
                             operating expenses.

                         6   FINANCIAL HIGHLIGHTS A
                             summary of each fund's
                             financial data.

                         9   PERFORMANCE How each fund has
                             done over time.

THE FUNDS IN DETAIL      12  CHARTER How each fund is
                             organized.

                         12  INVESTMENT PRINCIPLES AND
                             RISKS Each fund's overall
                             approach to investing.

                         14  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             15  DOING BUSINESS WITH FIDELITY

                         15  TYPES OF ACCOUNTS Different
                             ways to set up your account,
                             including tax-advantaged
                             retirement plans.

                         17  HOW TO BUY SHARES Opening an
                             account and making
                             additional investments.

                         21  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         25  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  26  DIVIDENDS, CAPITAL GAINS, AND
POLICIES                     TAXES

                         27  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         28  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE

MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the funds.

As with any mutual fund, there is no assurance that a fund will achieve its goal.

SHORT-TERM BOND

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in investment-grade debt securities while maintaining an average maturity of three years or less. FMR uses the Lehman Brothers 1-3 Year Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of April 30, 1998, the fund had over $808 million in assets.

INVESTMENT GRADE BOND

GOAL: High current income.

STRATEGY: Normally invests in investment-grade debt securities. FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of April 30, 1998, the fund had over $1.9 billion in assets.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who seek high current income with a focus on investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. Short-Term Bond is designed to offer greater share price stability by investing in shorter-term securities. Investment Grade Bond, because it can invest in securities with any maturity, has potential for higher yields and capital appreciation, but also carries more risk.

The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

(checkmark)THE SPECTRUM OF
FIDELITY FUNDS

Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The funds
in this prospectus are in the
INCOME category.

(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.

(right arrow) INCOME Seeks income by
investing in bonds.

(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.

(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 28, for an explanation of how and when these charges apply.

Sales charge on purchases and  None
reinvested distributions

Deferred sales charge on       None
redemptions

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses," page
15).

The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.71% for Investment Grade Bond.

SHORT-TERM BOND
Management fee (after          0.39%
reimbursement)

12b-1 fee                      None

Other expenses                 0.26%

Total fund operating expenses  0.65%

INVESTMENT GRADE BOND
Management fee                 0.44%

12b-1 fee                      None

Other expenses                 0.28%

Total fund operating expenses  0.72%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

(checkmark)UNDERSTANDING
EXPENSES

Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
each fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain
expenses directly.

SHORT-TERM BOND
1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

INVESTMENT GRADE BOND
1 year    $ 7

3 years   $ 23

5 years   $ 40

10 years  $ 89

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

FMR has voluntarily agreed to reimburse Short-Term Bond to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of the fund would have been 0.44%, 0.26% and 0.70%, respectively.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow for Short-Term Bond and Investment Grade Bond have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.

SHORT-TERM BOND FUND

Selected Per-Share Data and
Ratios

Years ended April 30          1998     1997     1996     1995     1994     1993     1992     1991     1990     1989

Net asset value,  beginning   $ 8.660  $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430  $ 9.180  $ 9.170  $ 9.180  $ 9.470
of period

Income from Investment         .546B    .558B    .579     .344     .588     .744     .810     .792     .778     .809
Operations  Net investment
income

 Net realized and              .033     (.061)   (.020)   (.156)   (.392)   .063     .251     .040     (.010)   (.290)
unrealized gain (loss)

 Total from investment         .579     .497     .559     .188     .196     .807     1.061    .832     .768     .519
operations

Less Distributions  From       (.539)   (.552)   (.504)   (.430)   (.592)   (.727)   (.811)   (.822)   (.778)   (.809)
net investment income

 In excess of net              --       --       --       --       (.034)   --       --       --       --       --
investment   income

 Return of capital             --       (.005)   (.055)   (.118)   --       --       --       --       --       --

 Total distributions          (.539)   (.557)   (.559)   (.548)   (.626)   (.727)   (.811)   (.822)   (.778)   (.809)

Net asset value, end of      $ 8.700  $ 8.660  $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430  $ 9.180  $ 9.170  $ 9.180
period

Total returnA                 6.86%    5.86%    6.52%    2.17%    1.99%    8.85%    12.00%   9.49%    8.58%    5.74%

Net assets, end of period    $ 809    $ 922    $ 1,048  $ 1,304  $ 1,962  $ 1,990  $ 984    $ 235    $ 197    $ 237
(In millions)

Ratio of expenses to          .70%     .70%     .69%     .69%     .80%     .77%     .86%     .83%     .83%     .89%
average net assets

Ratio of expenses to          .70%     .70%     .68%C    .69%     .80%     .77%     .86%     .83%     .83%     .89%
average net assets after
expense reductions

Ratio of net investment       6.26%    6.41%    6.37%    6.37%    6.70%    7.68%    8.23%    8.65%    8.28%    8.77%
income  to average net assets

Portfolio turnover rate       117%     104%D    151%     113%     73%      63%      87%      164%     148%     171%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

INVESTMENT GRADE BOND

Selected Per-Share Data
and Ratios

Years ended April 30         1998     1997     1996     1995     1994     1993     1992     1991     1990     1989

Net asset value,             $ 7.020  $ 7.040  $ 7.010  $ 7.300  $ 7.570  $ 7.070  $ 6.830  $ 6.560  $ 6.670  $ 6.770
beginning of period

Income from Investment        .441C    .460C    .484     .464     .522     .570     .591     .592     .597     .595
Operations  Net investment
income

 Net realized and             .282     (.020)   .047     (.147)   (.254)   .499     .244     .277     (.110)   (.095)
unrealized gain (loss)

 Total from investment        .723     .440     .531     .317     .268     1.069    .835     .869     .487     .500
operations

Less Distributions  From      (.443)   (.460)   (.471)   (.487)   (.525)   (.569)   (.595)   (.599)   (.597)   (.600)
net investment income

 In excess of net             --       --       --       --       (.013)   --       --       --       --       --
investment   income

 From net realized gain       --       --       --       (.120)   --       --       --       --       --       --

 In excess of net realized    --       --       (.030)   --       --       --       --       --       --       --
gain

 Total distributions          (.443)   (.460)   (.501)   (.607)   (.538)   (.569)   (.595)   (.599)   (.597)   (.600)

Net asset value, end of      $ 7.300  $ 7.020  $ 7.040  $ 7.010  $ 7.300  $ 7.570  $ 7.070  $ 6.830  $ 6.560  $ 6.670
period

Total returnA                 10.54%   6.42%    7.62%    4.63%    3.35%    15.63%   12.63%   13.82%   7.31%    7.74%

Net assets, end of period    $ 1,909  $ 1,442  $ 1,358  $ 1,087  $ 943    $ 1,018  $ 943    $ 455    $ 360    $ 334
(In millions)

Ratio of expenses to          .72%     .76%     .77%     .75%     .74%     .68%     .70%     .67%     .70%     .66%
average net assets

Ratio of expenses to          .71%B    .75%B    .76%B    .75%     .74%     .68%     .70%     .67%     .70%     .66%
average net assets after
expense reductions

Ratio of net investment       6.12%    6.53%    6.58%    7.00%    6.94%    7.74%    8.29%    8.84%    8.76%    8.91%
income  to average net assets

Portfolio turnover rate       207%     120%     134%     90%      61%      74%      77%      101%     103%     128%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

PERFORMANCE

Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.

Each fund's fiscal year runs from May 1 through April 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

(checkmark)UNDERSTANDING
PERFORMANCE

Because these funds invest in
fixed-income securities, their
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term bond
funds.

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended April   Past 1 year  Past 5 years  Past 10 years
30, 1998

Short-Term Bond               6.86%        4.66%         6.76%

Lehman Bros. 1-3 Yr.          7.17%        5.53%         7.27%
Gov't./Corp. Bond Index

Lipper Sht. Inv. Gr. Debt     6.67%        5.24%         6.95%
Funds Avg.

Investment Grade Bond         10.54%       6.48%         8.90%

Lehman Bros. Aggregate Bond   10.91%       6.91%         9.06%
Index

Lipper Int. Inv. Grade Debt   9.84%        6.17%         8.35%
Funds Avg.

CUMULATIVE TOTAL RETURNS

Fiscal periods ended April   Past 1 year  Past 5 years  Past 10 years
30, 1998

Short-Term Bond               6.86%        25.56%        92.43%

Lehman Bros. 1-3 Yr.          7.17%        30.91%        101.74 %
Gov't./Corp. Bond Index

Lipper Sht. Inv. Gr. Debt     6.67%        29.13%        96.16%
Funds Avg.

Investment Grade Bond         10.54%       36.91%        134.62%

Lehman Bros. Aggregate Bond   10.91%       39.65%        138.01%
Index

Lipper Int. Inv. Grade Debt   9.84%        34.98%        123.58%
Funds Avg.

YEAR-BY-YEAR TOTAL RETURNS

Calendar years         1988   1989    1990   1991    1992   1993    1994    1995    1996   1997
INVESTMENT GRADE BOND  7.92%  13.00%  6.07%  18.91%  8.31%  16.23%  -5.35%  15.51%  3.02%  8.91%
Lehman Bond Aggregate
Bond Index             7.89%  14.53%  8.96%  16.00%  7.40%  9.75%   -2.92%  18.47%  3.63%  9.65%
Lipper Int. Inv. Grade
Debt Funds Avg.        7.11%  11.54%  7.22%  15.70%  6.94%  9.77%   -3.46%  16.59%  3.12%  8.57%
Consumer Price Index   4.42%  4.65%   6.11%  3.06%   2.90%  2.75%   2.67%   2.54%   3.32%  1.70%

Percentage (%)
Row: 1, Col: 1, Value: 7.92
Row: 2, Col: 1, Value: 13.0
Row: 3, Col: 1, Value: 6.07
Row: 4, Col: 1, Value: 18.91
Row: 5, Col: 1, Value: 8.310000000000001
Row: 6, Col: 1, Value: 16.23
Row: 7, Col: 1, Value: -5.35
Row: 8, Col: 1, Value: 15.51
Row: 9, Col: 1, Value: 3.02
Row: 10, Col: 1, Value: 8.91
(LARGE SOLID BOX) Investment
Grade Bond

YEAR-BY-YEAR TOTAL RETURNS

Calendar years         1988   1989    1990   1991    1992   1993    1994    1995    1996   1997
SHORT-TERM BOND        5.71%  10.52%  5.78%  14.03%  7.39%  9.13%   -4.09%  9.82%   4.78%  6.21%
Lehman Bros. 1-3 Yr.
Gov't/Corp.
Bond Index             6.34%  10.97%  9.69%  11.83%  6.35%  5.55%   0.55%   10.96%  5.14%  6.66%
Lipper Sht. Inv. Gr.
Debt Funds Avg.        6.86%  10.22%  7.87%  12.88%  5.97%  6.45%   -0.44%  10.84%  4.64%  6.19%
Consumer Price Index   4.42%  4.65%   6.11%  3.06%   2.90%  2.75%   2.67%   2.54%   3.32%  1.70%

Percentage (%)
Row: 1, Col: 1, Value: 5.71
Row: 2, Col: 1, Value: 10.52
Row: 3, Col: 1, Value: 5.78
Row: 4, Col: 1, Value: 14.03
Row: 5, Col: 1, Value: 7.39
Row: 6, Col: 1, Value: 9.130000000000001
Row: 7, Col: 1, Value: -4.09
Row: 8, Col: 1, Value: 9.82
Row: 9, Col: 1, Value: 4.78
Row: 10, Col: 1, Value: 6.21
(LARGE SOLID BOX) Short-Term
Bond

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

 THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

THE COMPETITIVE FUNDS AVERAGES are the Lipper Short Investment Grade Debt Funds Average and the Lipper Intermediate Investment Grade Debt Funds Average for Short-Term Bond and Investment Grade Bond, respectively. As of April 30, 1998, the averages reflected the performance of 103 and 209 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.

THE FUNDS IN DETAIL


CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

FMR AND ITS AFFILIATES

The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management &
Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.

Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for each fund.

Andrew Dudley is manager of Short-Term Bond, which he has managed since February 1997. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.

Kevin Grant is Vice President and manager of Investment Grade Bond, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity as a manager in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far East and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.

INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.

ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.

PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.

FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.

SHORT-TERM BOND seeks high current income, consistent with preservation of capital, by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. The benchmark index for the fund is the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages the fund to have similar overall interest rate risk to the index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the index was approximately 2.4 and 1.9 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of three years or less.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

INVESTMENT GRADE BOND seeks high current income, consistent with reasonable risk, by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. The fund also considers capital preservation and, where appropriate, takes advantage of opportunities to realize capital appreciation. The benchmark index for the fund is the Lehman Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the index was approximately 8.8 and 8.8 years, respectively.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

Each fund normally invests in U.S. dollar-denominated investment-grade debt securities. The funds differ primarily with respect to the maturity of their investments and therefore their sensitivity to interest rate changes. Although each fund can invest in securities of any maturity, Investment Grade Bond generally maintains a longer average maturity. As a result, Investment Grade Bond will tend to have greater share price fluctuation.

FMR may use various techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

RESTRICTIONS: Each fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged to be of equivalent quality by FMR.

U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.

RESTRICTIONS: With respect to 75% of its total assets, Short-Term Bond and Investment Grade Bond may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

SHORT-TERM BOND seeks to obtain a high level of current income, consistent with preservation of capital, by investing primarily in a broad range of fixed-income securities.

INVESTMENT GRADE BOND seeks to provide a high rate of income, consistent with reasonable risk, by investing in a broad range of fixed-income securities. In addition, the fund seeks to protect your capital. Where appropriate, the fund will take advantage of opportunities to realize capital appreciation.

With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.

Loans, in the aggregate, may not exceed 33% of each fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page 18.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets and dividing by twelve.

(checkmark)UNDERSTANDING THE
MANAGEMENT FEE

The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For April 1998, the group fee rate was 0.1339%. The individual fund fee rate is 0.30% for both Short-Term Bond and Investment Grade Bond.

The total management fee, as a percentage of each fund's average net assets, for the fiscal year ended April 1998 was 0.44% for both
Short-Term Bond and Investment Grade Bond.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

OTHER EXPENSES

While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.

The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.

For the fiscal year ended April 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                       Transfer Agency and Pricing
                       and Bookkeeping Fees Paid by
                       Fund

Short-Term Bond         0.25%

Investment Grade Bond   0.26%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.

For the fiscal year ended April 1998, the portfolio turnover rates for Short-Term Bond and Investment Grade Bond were 117% and 207%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.

To reach Fidelity for general information, call these numbers:

(small solid bullet) For mutual funds, 1-800-544-8888

(small solid bullet) For brokerage, 1-800-544-7272

If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.

If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS

You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.

You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed in the table that follows.

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

(checkmark)FIDELITY FACTS

Fidelity offers the broadest
selection of mutual funds
in the world.

(solid bullet) Number of Fidelity mutual funds: over 225

(solid bullet) Assets in Fidelity mutual funds: over $595 billion

(solid bullet) Number of shareholder
accounts: over 37 million

(solid bullet) Number of investment
analysts and portfolio
managers: over 250

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits. (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 34. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.

IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:

(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another
Fidelity fund.

IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.

If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                        $2,500

For certain Fidelity retirement accountsA $500

TO ADD TO AN ACCOUNT                      $250

For certain Fidelity retirement accountsA $250

Through regular investment plansB         $100

MINIMUM BALANCE                           $2,000

For certain Fidelity retirement accountsA $500

A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 31.

These minimums may be lower for investments through a Fidelity GoalPlannerSM account. There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

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                                                                               TO OPEN AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.









The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.










Mail (mail_graphic)                                                            (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.





In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your application and check
                                                                               to a Fidelity Investor
                                                                               Center. Call 1-800-544-9797
                                                                               for the center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Call
                                                                               1-800-544-7777 to set up
                                                                               your account and to arrange
                                                                               a wire transaction. Not
                                                                               available for retirement
                                                                               accounts.

                                                                               (small solid bullet) Wire
                                                                               within 24 hours to: Bankers
                                                                               Trust Company, Bank Routing
                                                                               #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your new account
                                                                               number and your name.

Automatically (automatic_graphic)                                              (small solid bullet) Not
                                                                               available.









(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




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
                                                                               TO ADD TO AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.

                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Call before your
                                                                               first use to verify that
                                                                               this service is in place on
                                                                               your account. Maximum Money
                                                                               Line: up to $100,000.

The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.

                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Visit Fidelity's
                                                                               Web site before your first
                                                                               use to verify that this
                                                                               service is in place on your
                                                                               account. Maximum Money Line:
                                                                               up to $100,000.

Mail (mail_graphic)                                                            (small solid bullet) Make
                                                                               your check payable to the
                                                                               complete name of the fund.
                                                                               Indicate your fund account
                                                                               number on your check and
                                                                               mail to the address printed
                                                                               on your account statement.

                                                                               (small solid bullet) Exchange
                                                                               by mail: call 1-800-544-6666
                                                                               for instructions.

In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your check to a Fidelity
                                                                               Investor Center. Call
                                                                               1-800-544-9797 for the
                                                                               center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Not
                                                                               available for retirement
                                                                               accounts.

                                                                               (small solid bullet) Wire to:
                                                                               Bankers Trust Company, Bank
                                                                               Routing #021001033, Account
                                                                               #00163053.  Specify the
                                                                               complete name of the fund
                                                                               and include your account
                                                                               number and your name.





Automatically (automatic_graphic)                                              (small solid bullet) Use
                                                                               Fidelity Automatic Account
                                                                               Builder. Sign up for this
                                                                               service when opening your
                                                                               account, visit Fidelity's
                                                                               Web site at www.fidelity.com
                                                                               to obtain the form to add
                                                                               the service, or call
                                                                               1-800-544-6666 to add the
                                                                               service.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site.
Call 1-800-544-6666 for a retirement distribution form.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).

TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.

Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING

If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

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                                                                               ACCOUNT TYPE

Phone 1-800-544-7777 (phone_graphic)                                           All account types except
                                                                               retirement

                                                                               All account types









Mail or in Person (mail_graphic)(hand_graphic)                                 Individual, Joint Tenant,
                                                                               Sole Proprietorship, UGMA,
                                                                               UTMA
                                                                               Retirement account
                                                                               Trust
                                                                               Business or Organization

                                                                               Executor, Administrator,
                                                                               Conservator, Guardian

























Wire (wire_graphic)                                                            All account types except
                                                                               retirement












Check (check_graphic)                                                          All account types






(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




                                                                               SPECIAL REQUIREMENTS

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Maximum
                                                                               check request: $100,000.
                                                                               (small solid bullet) For
                                                                               Money Line transfers to your
                                                                               bank account; minimum: $10;
                                                                               maximum: up to $100,000.

                                                                               (small solid bullet) You may
                                                                               exchange to other Fidelity
                                                                               funds if both accounts are
                                                                               registered with the same
                                                                               name(s), address, and
                                                                               taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)                                 (small solid bullet) The
                                                                               letter of instruction must
                                                                               be signed by all persons
                                                                               required to sign for
                                                                               transactions, exactly as
                                                                               their names appear on the
                                                                               account.

                                                                               (small solid bullet) The
                                                                               account owner should
                                                                               complete a retirement
                                                                               distribution form. Call
                                                                               1-800-544-6666 to request one.

                                                                               (small solid bullet) The
                                                                               trustee must sign the letter
                                                                               indicating capacity as
                                                                               trustee. If the trustee's
                                                                               name is not in the account
                                                                               registration, provide a copy
                                                                               of the trust document
                                                                               certified within the last 60
                                                                               days.

                                                                               (small solid bullet) At least
                                                                               one person authorized by
                                                                               corporate resolution to act
                                                                               on the account must sign the
                                                                               letter.

                                                                               (small solid bullet) Include
                                                                               a corporate resolution with
                                                                               corporate seal or a
                                                                               signature guarantee.
                                                                               (small solid bullet) Call
                                                                               1-800-544-6666 for
                                                                               instructions.

Wire (wire_graphic)                                                            (small solid bullet) You must
                                                                               sign up for the wire feature
                                                                               before using it. To verify
                                                                               that it is in place, call
                                                                               1-800-544-6666. Minimum
                                                                               wire: $5,000.

                                                                               (small solid bullet) Your
                                                                               wire redemption request must
                                                                               be received in proper form
                                                                               by Fidelity before 4:00 p.m.
                                                                               Eastern time for money to be
                                                                               wired on the next business
                                                                               day.

Check (check_graphic)                                                          (small solid bullet) Minimum
                                                                               check: $500.

                                                                               (small solid bullet) All
                                                                               account owners must sign a
                                                                               signature card to receive a
                                                                               checkbook.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES

Fidelity provides a variety of services to help you manage your account.

INFORMATION SERVICES

FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)

(checkmark)24-HOUR SERVICE

ACCOUNT ASSISTANCE
1-800-544-6666

ACCOUNT TRANSACTIONS
1-800-544-7777

PRODUCT INFORMATION
1-800-544-8888

RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774

TOUCHTONE XPRESS(registered trademark)
1-800-544-5555

WEB SITE
www.fidelity.com
 AUTOMATED SERVICE

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 34.

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.

FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     Monthly or quarterly  (small solid bullet) For a
                               new account, complete the
                               appropriate section on the
                               fund application.

                               (small solid bullet) For
                               existing accounts, call
                               1-800-544-6666 or visit
                               Fidelity's Web site at
                               www.fidelity.com for an
                               application.

                               (small solid bullet) To
                               change the amount or
                               frequency of your
                               investment, call
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     Every pay period  (small solid bullet) Check
                           the appropriate box on the
                           fund application, or call
                           1-800-544-6666 or visit
                           Fidelity's Web site at
                           www.fidelity.com for an
                           authorization form.

                           (small solid bullet) Changes
                           require a new authorization
                           form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To
         quarterly, or annually  establish, call
                                 1-800-544-6666 after both
                                 accounts are opened.

                                 (small solid bullet) To
                                 change the amount or
                                 frequency of your
                                 investment, call
                                 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. For each fund, income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.

If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.

Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

(checkmark)UNDERSTANDING
DISTRIBUTIONS

As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings along
to its investors as
DISTRIBUTIONS.

Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce the fund's distributions.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.

(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.

TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.

(small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.

(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.

(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services and Fidelity GoalPlanner are servicemarks of FMR Corp.

This prospectus is printed on recycled paper using soy-based inks.

FIDELITY SHORT-TERM BOND FUND
FIDELITY INVESTMENT GRADE BOND FUND
FUNDS OF FIDELITY FIXED-INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION

JUNE 26, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated June 26, 1998). Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of a Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS               PAGE



Investment Policies and         24
Limitations

Portfolio Transactions          29

Valuation                       29

Performance                     30

Additional Purchase, Exchange   36
and Redemption Information

Distributions and Taxes         37

FMR                             37

Trustees and Officers           37

Management Contracts            40

Distribution and Service Plans  43

Contracts with FMR Affiliates   43

Description of the Trust        44

Financial Statements            45

Appendix                        45

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

BON-ptb-0698
475969

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF FIDELITY SHORT-TERM BOND FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the sale of restricted securities or the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 43.

INVESTMENT LIMITATIONS OF FIDELITY INVESTMENT GRADE BOND FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(9) invest in companies for the purpose of exercising control or management.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 44.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MORTGAGE-BACKED SECURITIES. are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.

STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealer (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended April 30, 1998 and 1997, the portfolio turnover rates were 117% and 104%, respectively, for Short-Term Bond and 207% and 120%, respectively, for Investment Grade Bond. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

For the fiscal years ended April 1998, 1997, and 1996, Short-Term Bond paid no brokerage commissions. For the fiscal years ended April 1998, 1997, and 1996, Investment Grade Bond paid brokerage commissions of $0, $0, and $6,000, respectively. Significant changes in brokerage commissions paid by the fund from year to year may result from changing asset levels throughout the year. Investment Grade Bond pays both commissions and spreads in connection with the placement of portfolio transactions.

For the fiscal year ended April 1998, the funds paid no brokerage commissions to firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

FSC normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAV's.

Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

 YIELD CALCULATIONS. Yields for a fund are computed by dividing a fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each fund calculated including certain fund expenses.

HISTORICAL FUND RESULTS. The following table shows each fund's yield and total return for the period ended April 30, 1998.

                                         Average Annual Total Returns                         Cumulative Total Returns

                       Thirty-Day Yield  One Year                      Five Years  Ten Years  One Year

Short-Term Bond         5.54%             6.86%                         4.66%       6.76%      6.86%

Investment Grade Bond   5.64%             10.54%                        6.48%       8.90%      10.54%




                       Cumulative Total Returns

                       Five Years  Ten Years

Short-Term Bond         25.56%      92.43%

Investment Grade Bond   36.91%      134.62%


The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended April 30, 1998, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures on page 62.

During the 10-year period ended April 30, 1998, a hypothetical $10,000 investment in Short-Term Bond would have grown to $19,243.

SHORT-TERM BOND                                                                                                   INDICES

Year Ended
April 30        Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

1998            $ 9,187                   $ 10,056                      $ 0                          $ 19,243     $ 56,624

1997            $ 9,145                   $ 8,862                       $ 0                          $ 18,007     $ 40,140

1996            $ 9,208                   $ 7,803                       $ 0                          $ 17,011     $ 32,078

1995            $ 9,208                   $ 6,761                       $ 0                          $ 15,969     $ 24,635

1994            $ 9,588                   $ 6,043                       $ 0                          $ 15,631     $ 20,973

1993            $ 10,042                  $ 5,284                       $ 0                          $ 15,326     $ 19,913

1992            $ 9,958                   $ 4,122                       $ 0                          $ 14,080     $ 18,227

1991            $ 9,694                   $ 2,877                       $ 0                          $ 12,571     $ 15,981

1990            $ 9,683                   $ 1,798                       $ 0                          $ 11,481     $ 13,589

1989            $ 9,694                   $ 880                         $ 0                          $ 10,574     $ 12,291



SHORT-TERM BOND      INDICES

Year Ended April 30  DJIA      Cost of Living


1998                 $ 59,400  $ 13,877

1997                 $ 45,177  $ 13,681

1996                 $ 35,167  $ 13,348

1995                 $ 26,672  $ 12,972

1994                 $ 22,124  $ 12,588

1993                 $ 20,035  $ 12,297

1992                 $ 19,060  $ 11,913

1991                 $ 15,888  $ 11,546

1990                 $ 14,073  $ 11,008

1989                 $ 12,340  $ 10,512


Explanatory Notes: With an initial investment of $10,000 in Short-Term Bond on May 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $20,506. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,153 for dividends and $0 for capital gain distributions.

During the 10-year period ended April 30, 1998, a hypothetical $10,000 investment in Investment Grade Bond would have grown to $23,462.

INVESTMENT GRADE BOND                                                                                             INDICES

Year Ended
April 30        Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

1998            $ 10,783                  $ 12,301                      $ 378                        $ 23,462     $ 56,624

1997            $ 10,369                  $ 10,492                      $ 363                        $ 21,224     $ 40,140

1996            $ 10,399                  $ 9,180                       $ 364                        $ 19,943     $ 32,078

1995            $ 10,355                  $ 7,890                       $ 286                        $ 18,531     $ 24,635

1994            $ 10,783                  $ 6,928                       $ 0                          $ 17,711     $ 20,973

1993            $ 11,182                  $ 5,955                       $ 0                          $ 17,137     $ 19,913

1992            $ 10,443                  $ 4,379                       $ 0                          $ 14,822     $ 18,227

1991            $ 10,089                  $ 3,071                       $ 0                          $ 13,160     $ 15,981

1990            $ 9,690                   $ 1,872                       $ 0                          $ 11,562     $ 13,589

1989            $ 9,852                   $ 922                         $ 0                          $ 10,774     $ 12,291



INVESTMENT GRADE BOND  INDICES

Year Ended April 30    DJIA      Cost of Living


1998                   $ 59,400  $ 13,877

1997                   $ 45,177  $ 13,681

1996                   $ 35,167  $ 13,348

1995                   $ 26,672  $ 12,972

1994                   $ 22,124  $ 12,588

1993                   $ 20,035  $ 12,297

1992                   $ 19,060  $ 11,913

1991                   $ 15,888  $ 11,546

1990                   $ 14,073  $ 11,008

1989                   $ 12,340  $ 10,512


Explanatory Notes: With an initial investment of $10,000 in Investment Grade Bond on May 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,331. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,914 for dividends and $222 for capital gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Short-Term Bond may compare its performance to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and three years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.

Investment Grade Bond may compare its performance to the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of April 30, 1998, FMR advised over $30 billion in municipal fund assets, $103 billion in money market fund assets, $454 billion in equity fund assets, $73 billion in international fund assets, and $29 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.

FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

DISTRIBUTIONS AND TAXES

DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Mortgage security paydown gains (losses) on mortgage securities purchased by a fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.

As of April 30, 1998, Investment Grade Bond hereby designates approximately $2,148,000 as a capital gain dividend for the purpose of the dividend-paid deduction.

As of April 30, 1998, Short-Term Bond had a capital loss carryforward aggregating approximately $166,788,000. This loss carryforward, of which $2,771,000, $2,248,000, $18,091,000, $55,095,000, $74,079,000,
$6,241,000 and $8,263,000 will expire on April 30, 1999, 2000, 2002,
2003, 2004, 20005, and 2006, respectively, is available to offset future capital gains.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

FMR

All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).

*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (69), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.

*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

FRED L. HENNING, JR. (58), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.

KEVIN E. GRANT (38), is Vice President of Fidelity Investment Grade Bond Fund (1997) and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.

ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board               Short-Term BondB,C,D         Investment Grade BondB       Fund Complex*,A

J. Gary Burkhead**           $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 348                        $ 614                        $ 214,500

Phyllis Burke Davis          $ 348                        $ 614                        $ 210,000

Robert M. Gates              $ 356                        $ 626                        $ 176,000

Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0

E. Bradley Jones             $ 348                        $ 614                        $ 211,500

Donald J. Kirk               $ 348                        $ 614                        $ 211,500

Peter S. Lynch**             $ 0                          $ 0                          $ 0

William O. McCoy             $ 356                        $ 626                        $ 214,500

Gerald C. McDonough          $ 435                        $ 766                        $ 264,500

Marvin L. Mann               $ 344                        $ 606                        $ 214,500

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 348                        $ 614                        $ 214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $164; Phyllis Burke Davis, $164; Robert M. Gates, $166; E. Bradley Jones, $164; Donald J. Kirk, $164; William O. McCoy, $166; Gerald C. McDonough, $192; Marvin L. Mann, $164; and Thomas R. Williams, $164.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Marvin L. Mann, $138; Ralph F. Cox, $138; Thomas R. Williams, $138; and William O. McCoy, $41.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of April 30, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
On January 1, 1996 and August 1, 1994, FMR voluntarily modified the breakpoints in the group fee rate schedules. The revised group fee rate schedules, depicted on page 79, provide for lower management fee rates as FMR's assets under management increase.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES
Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion    .3700%

 3 - 6                .3400              25              .2664

 6 - 9                .3100              50              .2188

 9 - 12               .2800              75              .1986

 12 - 15              .2500              100             .1869

 15 - 18              .2200              125             .1793

 18 - 21              .2000              150             .1736

 21 - 24              .1900              175             .1690

 24 - 30              .1800              200             .1652

 30 - 36              .1750              225             .1618

 36 - 42              .1700              250             .1587

 42 - 48              .1650              275             .1560

 48 - 66              .1600              300             .1536

 66 - 84              .1550              325             .1514

 84 - 120             .1500              350             .1494

 120 - 156            .1450              375             .1476

 156 - 192            .1400              400             .1459

 192 - 228            .1350              425             .1443

 228 - 264            .1300              450             .1427

 264 - 300            .1275              475             .1413

 300 - 336            .1250              500             .1399

 336 - 372            .1225              525             .1385

 372 - 408            .1200              550             .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over 516             .1100


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $626 billion of group net assets - the approximate level for April 1998 - was 0.1339%, which is the weighted average of the respective fee rates for each level of group net assets up to $626 billion.

Each fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for April 1998, each fund's annual management fee rate would be calculated as follows:

Fund                   Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Short-Term Bond        0.1339%         +  0.30%                     =  0.4339%

Investment Grade Bond  0.1339%         +  0.30%                     =  0.4339%


One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund                   Fiscal Years Ended April 30  Management Fees Paid to FMR

Short-Term Bond        1998                         $ 3,862,000

                       1997                         $ 4,374,000

                       1996                         $ 5,483,000

Investment Grade Bond  1998                         $ 7,079,000

                       1997                         $ 6,290,000

                       1996                         $ 5,469,000


FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.

SUB-ADVISERS. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

No fees were paid to FMR U.K. and FMR Far East by FMR on behalf of the funds for the past three fiscal years.

DISTRIBUTION AND SERVICE PLANS

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Short-Term Bond and Investment Grade Bond shares.

FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

CONTRACTS WITH FMR AFFILIATES

Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0400% of the first $500 million of average net assets and 0.0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                   1998       1997       1996

Short-Term Bond        $ 283,000  $ 309,000  $ 346,000

Investment Grade Bond  $ 435,000  $ 397,000  $ 349,000

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

For the fiscal years ended April 30, 1998, 1997, and 1996, the funds paid no securities lending fees.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Fidelity Short-Term Bond Fund and Fidelity Investment Grade Bond Fund are funds of Fidelity Fixed-Income Trust, an open-end management investment company originally organized as a Massachusetts Corporation on June 25, 1970. On September 5, 1984, the Corporation was reorganized as a Massachusetts Business Trust, at which time its name was changed from Fidelity Corporate Bond Fund, Inc. to Fidelity Corporate Bond Fund. On October 25, 1985, the trust's name was changed to Fidelity Flexible Bond Fund and on August 31, 1986, the trust's name was changed to Fidelity Fixed-Income Trust. Currently, there are five funds of the trust: Fidelity Short-Term Bond Fund, Fidelity Investment Grade Bond Fund, Spartan Government Income Fund, Spartan High Income Fund, and Spartan Short-Intermediate Government Fund. The Declaration of Trust permits the Trustees to create additional funds.

In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely.

CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended April 30, 1998, and reports of the auditor, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.

APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS

Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS

Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Fidelity and Fidelity Focus are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

FIDELITY
SHORT-TERM BOND
FUND

SEMIANNUAL REPORT
OCTOBER 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             7   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    10  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           11  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  24  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 28  Notes to the financial
                          statements.




To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.


CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1998  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY SHORT-TERM BOND        3.56%          6.48%        25.01%        93.37%

LB 1-3 Year Govt/Corp Bond      4.53%          7.56%        33.94%        103.77%

Short Investment Grade Debt     3.27%          6.02%        29.85%        96.80%
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 104 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1998   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY SHORT-TERM BOND         6.48%        4.57%         6.82%

LB 1-3 Year Govt/Corp Bond       7.56%        6.02%         7.38%

Short Investment Grade Debt      6.02%        5.36%         6.99%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Short-Term Bond             LB 1-3 Year Govt/Corp
             00450                       LB013
  1988/10/31      10000.00                    10000.00
  1988/11/30       9965.82                     9976.19
  1988/12/31       9996.59                     9999.11
  1989/01/31      10082.78                    10079.48
  1989/02/28      10101.14                    10081.86
  1989/03/31      10131.93                    10122.64
  1989/04/30      10260.99                    10286.95
  1989/05/31      10417.00                    10433.10
  1989/06/30      10591.96                    10625.69
  1989/07/31      10724.76                    10784.05
  1989/08/31      10697.92                    10723.02
  1989/09/30      10742.20                    10786.13
  1989/10/31      10919.67                    10954.31
  1989/11/30      10994.27                    11052.24
  1989/12/31      11047.77                    11096.00
  1990/01/31      11026.43                    11107.61
  1990/02/28      11076.46                    11166.54
  1990/03/31      11117.61                    11201.96
  1990/04/30      11141.21                    11229.94
  1990/05/31      11327.54                    11403.48
  1990/06/30      11409.05                    11524.04
  1990/07/31      11541.36                    11663.64
  1990/08/31      11523.84                    11705.02
  1990/09/30      11543.75                    11792.83
  1990/10/31      11515.07                    11914.57
  1990/11/30      11575.24                    12030.96
  1990/12/31      11686.71                    12171.75
  1991/01/31      11670.55                    12281.89
  1991/02/28      11804.79                    12370.59
  1991/03/31      12034.85                    12460.49
  1991/04/30      12199.00                    12582.53
  1991/05/31      12323.41                    12661.11
  1991/06/30      12368.61                    12708.14
  1991/07/31      12467.11                    12819.76
  1991/08/31      12676.48                    12993.60
  1991/09/30      12807.58                    13133.50
  1991/10/31      12955.97                    13274.89
  1991/11/30      13090.03                    13409.14
  1991/12/31      13325.80                    13611.85
  1992/01/31      13380.50                    13597.86
  1992/02/29      13496.58                    13641.02
  1992/03/31      13589.15                    13638.04
  1992/04/30      13663.05                    13762.76
  1992/05/31      13794.62                    13891.65
  1992/06/30      13923.33                    14033.64
  1992/07/31      14088.28                    14198.24
  1992/08/31      14211.56                    14312.84
  1992/09/30      14329.00                    14448.28
  1992/10/31      14227.61                    14361.36
  1992/11/30      14214.15                    14341.12
  1992/12/31      14310.24                    14476.56
  1993/01/31      14546.15                    14631.05
  1993/02/28      14708.50                    14750.41
  1993/03/31      14799.58                    14798.33
  1993/04/30      14872.28                    14891.20
  1993/05/31      14897.81                    14857.27
  1993/06/30      15059.92                    14969.79
  1993/07/31      15147.08                    15004.02
  1993/08/31      15313.57                    15129.63
  1993/09/30      15370.25                    15178.45
  1993/10/31      15468.43                    15213.87
  1993/11/30      15499.55                    15218.34
  1993/12/31      15616.76                    15279.95
  1994/01/31      15718.50                    15377.29
  1994/02/28      15581.79                    15284.12
  1994/03/31      15284.95                    15205.54
  1994/04/30      15167.67                    15147.79
  1994/05/31      15251.56                    15168.33
  1994/06/30      15111.06                    15208.22
  1994/07/31      15224.79                    15346.63
  1994/08/31      15287.26                    15398.42
  1994/09/30      15312.08                    15364.19
  1994/10/31      15304.41                    15399.32
  1994/11/30      15327.99                    15334.72
  1994/12/31      14977.54                    15363.89
  1995/01/31      15091.89                    15574.94
  1995/02/28      15251.02                    15790.45
  1995/03/31      15348.07                    15880.04
  1995/04/30      15496.28                    16023.81
  1995/05/31      15772.44                    16301.24
  1995/06/30      15867.22                    16389.94
  1995/07/31      15911.64                    16455.42
  1995/08/31      16012.48                    16555.14
  1995/09/30      16094.97                    16637.00
  1995/10/31      16200.68                    16775.12
  1995/11/30      16340.68                    16919.48
  1995/12/31      16448.34                    17047.77
  1996/01/31      16574.48                    17193.63
  1996/02/29      16528.08                    17128.14
  1996/03/31      16490.60                    17115.64
  1996/04/30      16506.75                    17132.91
  1996/05/31      16541.28                    17172.50
  1996/06/30      16648.57                    17298.11
  1996/07/31      16719.45                    17365.38
  1996/08/31      16771.86                    17429.38
  1996/09/30      16919.00                    17588.93
  1996/10/31      17089.99                    17787.47
  1996/11/30      17219.52                    17920.82
  1996/12/31      17233.81                    17923.80
  1997/01/31      17305.87                    18010.42
  1997/02/28      17350.46                    18055.07
  1997/03/31      17323.16                    18041.08
  1997/04/30      17473.49                    18189.02
  1997/05/31      17587.65                    18316.12
  1997/06/30      17698.84                    18443.52
  1997/07/31      17895.74                    18648.31
  1997/08/31      17909.35                    18665.87
  1997/09/30      18042.77                    18809.64
  1997/10/31      18159.47                    18945.08
  1997/11/30      18188.15                    18992.71
  1997/12/31      18303.50                    19118.02
  1998/01/31      18481.93                    19302.57
  1998/02/28      18505.44                    19321.92
  1998/03/31      18580.94                    19397.23
  1998/04/30      18673.01                    19493.38
  1998/05/31      18767.70                    19599.35
  1998/06/30      18859.90                    19700.55
  1998/07/31      18954.48                    19792.23
  1998/08/31      19090.26                    20019.94
  1998/09/30      19333.59                    20289.33
  1998/10/30      19337.10                    20289.33
IMATRL PRASUN   SHR__CHT 19981031 19981104 152700 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Short-Term Bond Fund on October 31, 1988. As the chart shows, by October 31, 1998, the value of the investment would have grown to $19,337 - a 93.37% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,377 - a 103.77% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED OCTOBER 31,  YEARS ENDED APRIL 30,

                  1998                          1998                    1997    1996   1995    1994

Dividend returns  2.99%                         6.40%                   6.55%   6.52%  6.13%   6.51%

Capital returns   0.57%                         0.46%                   -0.69%  0.00%  -3.96%  -4.52%

Total returns     3.56%                         6.86%                   5.86%   6.52%  2.17%   1.99%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED OCTOBER 31, 1998  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share             4.16(cents)   25.56(cents)   51.90(cents)

Annualized dividend rate        5.59%         5.81%          5.95%

30-day annualized yield         4.96%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.77 over the past one month, $8.72 over the past six months and $8.72 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses the yield would have been 4.95%

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Volatility in overseas markets,
combined with two interest-rate cuts
by the Federal Reserve Board,
provided the backdrop for solid
gains in the bond market during the
six months that ended October 31,
1998.  The Lehman Brothers
Aggregate Bond Index - a broad
measure of the U.S. taxable
investment-grade bond market -
returned 5.55% during the period.
Global market volatility, low interest
rates and a sharp decline in stock
prices sent U.S. Treasury yields -
which move in the opposite
direction of bond prices - to their
lowest levels in 30 years.  Investors'
fears resulted in an extreme flight to
quality that helped Treasuries
outperform all other sectors of the
bond market.  Despite signs of
strength in the U.S. economy and
the lack of inflationary pressures,
corporate and mortgage-bond
investors did not fare as well.
During the six-month period, the
Lehman Brothers Corporate Bond
Index returned 4.00%, while the
Lehman Brothers Mortgage Backed
Securities Index returned 3.68%.
Late in the period, the Group of
Seven leading industrial nations
eased global market concerns with
announcements that the
International Monetary Fund would
establish a precautionary line of
credit to help certain countries avert
financial crises.  In response, equity
markets rallied and a reduced
demand for safety caused the bond
market to stumble.  Despite
weakness during October, the yield
on the benchmark 30-year Treasury
closed at 5.15%.

(photograph of Andrew Dudley)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Short-Term Bond Fund

Q. HOW DID THE FUND PERFORM, ANDY?

A. For the six months that ended October 31, 1998, the fund had a total return of 3.56%. That outperformed the 3.27% return of the short investment grade debt funds average tracked by Lipper Analytical Services. For the same period, the Lehman Brothers 1-3 Year Government/Corporate Bond Index returned 4.53%. For the 12 months that ended October 31, 1998, the fund had a total return of 6.48%, while the Lipper funds average returned 6.02% and the Lehman Brothers index returned 7.56%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE? WHY DID THE FUND UNDERPERFORM THE LEHMAN BROTHERS INDEX?

A. During most of the period, the performance of the Treasury market was solid due to a widespread flight to quality from stocks and riskier bond investments. At the same time, the broader bond market was stricken by growing concerns of economic slowdown and a subsequent extremely negative supply/demand environment. Essentially, rumors began that a number of highly leveraged hedge funds were already, or were going to be, forced sellers of certain bonds. This potential deluge of supply created a huge dislocation in bond markets - creating a collapse in liquidity in both corporate and mortgage securities - pushing the yield spreads relative to Treasuries to much wider levels. In the pursuit of high current income, the fund has historically taken on a higher level of exposure to the non-Treasury sectors than the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Since the fund was underweighted in government securities relative to the index, the extreme flight to quality into Treasuries caused the fund to underperform the Lehman Brothers index. The recent performance of much of the short-term bond fund universe - as represented by the Lipper peer group - suggests that many managers faced similar issues.

Q. HOW DID THE FEDERAL RESERVE BOARD'S RECENT BIAS TO EASE INTEREST RATES AFFECT THE MARKETS?

A. The extreme flight to quality we saw earlier in the period subsided, and investors were starting to look more closely at valuations and credit quality. Following two interest-rate cuts by the Fed, the market seemed to feel much better. Moreover, the Fed can now move a bit slower as the markets have returned to more normal liquidity conditions. Clearly, a central bank that is biased toward easing rates is positive for bonds. While prices for corporate bonds didn't rebound overnight, it had the effect of reassuring the markets, allowing for new issues, improving liquidity and helping corporate bonds to recover relative to Treasuries. While the corporate bond market did not respond to the interest-rate cuts as dramatically as the equity markets, corporate bonds may experience similar enthusiasm over the longer term, which can create opportunities and benefit the fund.

Q. HOW WERE THE FUND'S ASSETS ALLOCATED DURING THE PERIOD?

A. Corporate bonds and asset-backed securities - which are bonds backed by a pool of loans such as credit cards - accounted for approximately 40% and 18%, respectively of the fund's investments, on average, during the period. Asset-backed securities performed better on average than their corporate counterparts. Most of the fund's holdings in asset-backed securities were rated Aaa, the highest quality, and thus suffered to a lesser extent relative to corporate bonds. By comparison, corporate bonds suffered more severely relative to Treasuries. There were some bright spots within our corporate holdings that outperformed the general corporate market; namely, the cable, telecommunications and media holdings. Mortgage securities accounted for roughly another 17% of the fund's allocation. Similar to corporate bonds, mortgage securities were hurt relative to U.S. government bonds during the extreme flight to quality along with the increasing fear of a new refinancing and prepayment wave.

Q. WHAT OTHER SECTORS CONTRIBUTED TO PERFORMANCE?

A. The remaining investments in the fund - around 25% - were mostly in U.S. government and agency obligations. U.S. Treasuries and agency bonds performed the best of all the bond sectors. Unfortunately, the fund suffered relative to the index due to its underweighted position in this sector.

Q. WHAT'S YOUR OUTLOOK?

A. I remain comfortable with our current holdings and feel that there will be more opportunities over time. In the short term, I'm somewhat cautious. Over the longer term, however, the non-Treasury sectors should stabilize or rebound to the fund's benefit. Within the corporate bond sector, I feel the best issues are going to be less-cyclical, domestically focused businesses that have improving credit profiles as the market will continue to focus on high-quality, non-cyclical corporate debt in the face of global market turmoil. The commodity-related industries like energy, precious metals and paper most likely will continue to suffer in this volatile environment. Over the longer term, solid companies in the media, telecommunications and domestic regional-banking sectors could be rewarded for improving business and credit fundamentals. There are also opportunities within the mortgage sector.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

GOAL: high current income,
consistent with preservation of
capital, by investing primarily
in investment-grade,
fixed-income securities while
maintaining an average
maturity of three years or less

FUND NUMBER: 450

TRADING SYMBOL: FSHBX

START DATE: September 15,
1986

SIZE: as of October 31, 1998,
more than $876 million

MANAGER: Andrew Dudley,
since 1997; manager, Spartan
Short-Term Bond Fund and
Fidelity Advisor Short
Fixed-Income Fund, since
1997; joined Fidelity in
1996

ANDREW DUDLEY ON THE FUND'S
BENCHMARK INDEX - THE
LEHMAN BROTHERS 1-3 YEAR
GOVERNMENT/CORPORATE BOND
INDEX - AND ITS ROLE IN THE
MANAGEMENT OF THE FUND:

"The Lehman Brothers 1-3 Year
Government/Corporate Bond
Index plays an important role in
the management of the fund. It's
the fund's benchmark index and
includes most of the universe of
investment-grade bonds with
maturities between one and three
years. I use the index as a
guideline about the structure of
the overall bond market, and
manage the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors - such as corporate or
government securities - based
on my view of the relative value of
each maturity or sector."


INVESTMENT CHANGES





QUALITY DIVERSIFICATION AS OF
OCTOBER 31, 1998

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Aaa                             41.9                     39.1

Aa                              8.4                      8.8

A                               14.5                     14.4

Baa                             28.8                     28.8

Ba and Below                    1.6                      4.7

Not Rated                       0.9                      1.4


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.

AVERAGE YEARS TO MATURITY AS
OF OCTOBER 31, 1998

                                     6 MONTHS AGO

Years                          2.4   2.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF OCTOBER 31, 1998

                                        6 MONTHS AGO

Years                             1.8   1.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF OCTOBER 31, 1998 *

Corporate bonds 58.7%
U.S. government
and agency
obligations 16.5%
Mortgage securities 17.4%
Short-term
investments 3.9%
Other 3.5%
* FOREIGN INVESTMENTS 6.8%

Row: 1, Col: 1, Value: 58.7
Row: 1, Col: 2, Value: 16.5
Row: 1, Col: 3, Value: 17.4
Row: 1, Col: 4, Value: 3.9
Row: 1, Col: 5, Value: 3.5

AS OF APRIL 30, 1998 * *

Corporate bonds 66.0%
U.S. government
and agency
obligations 15.0%
Mortgage securities 12.0%
Short-term
investments 2.8%
Other 4.2%
* * FOREIGN INVESTMENTS 6.7%

Row: 1, Col: 1, Value: 66.0
Row: 1, Col: 2, Value: 15.0
Row: 1, Col: 3, Value: 12.0
Row: 1, Col: 4, Value: 2.8
Row: 1, Col: 5, Value: 4.2



INVESTMENTS OCTOBER 31, 1998 (UNAUDITED)


Showing Percentage of Total Value of Investment in Securities



NONCONVERTIBLE BONDS - 40.9%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 1.3%

CHEMICALS & PLASTICS - 0.9%

Methanex Corp. yankee 8.875%      A2        $ 8,440                            $ 8,704
11/15/01

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois, Inc. 7.15%        Ba1        3,430                              3,412
5/15/05

TOTAL BASIC INDUSTRIES                                                          12,116

CONSTRUCTION & REAL ESTATE -
1.7%

REAL ESTATE INVESTMENT TRUSTS
- 1.7%

Camden Property Trust 6.625%      Baa2       6,600                              6,521
2/15/01

CenterPoint Properties Trust      Baa2       1,100                              1,053
6.75% 4/1/05

EOP Operating LP:

6.375% 2/15/03                    Baa1       2,920                              2,869

6.376% 2/15/02                    Baa1       2,200                              2,173

Weeks Realty LP 6.875% 3/15/05    Baa2       3,000                              2,796

                                                                                15,412

ENERGY - 0.3%

OIL & GAS - 0.3%

Occidental Petroleum Corp.        Baa3       1,570                              1,587
6.09% 11/29/99

Oryx Energy Co.:

8.125% 10/15/05                   Ba1        370                                397

8.375% 7/15/04                    Ba1        950                                1,011

                                                                                2,995

FINANCE - 17.5%

BANKS - 6.9%

Banc One Corp. 6.7% 3/24/00       Aa3        3,700                              3,764

Banco Latinoamericano
Exportaciones SA euro:

6.45% 9/13/99 (b)                 Baa2       2,880                              2,938

6.9% 12/4/99 (b)                  Baa2       1,700                              1,712

BanPonce Corp. 6.488% 3/3/00      A3         3,450                              3,509

BanPonce Financial Corp.:

6.88% 6/16/00                     A3         1,450                              1,486

7.65% 5/3/00                      A3         3,750                              3,889

Barclays Bank PLC yankee          A1         5,600                              5,658
5.875% 7/15/00

Capital One Bank:

6.42% 11/12/99                    Baa3       6,000                              6,037

7.35% 6/20/00                     Baa3       6,150                              6,246

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

First USA Bank 6.5% 12/23/99      Aa2       $ 5,400                            $ 5,468

KeyCorp. 7.45% 4/5/00             A1         3,250                              3,360

NationsBank Corp. 5.75%           Aa2        7,700                              7,818
3/15/01

Popular, Inc. 6.4% 8/25/00        A3         2,270                              2,276

Providian National Bank:

6.25% 5/7/01                      Baa3       3,200                              3,231

6.7% 3/15/03                      Baa3       5,000                              5,013

                                                                                62,405

CREDIT & OTHER FINANCE - 9.5%

Abbey National PLC 6.69%          Aa3        5,400                              5,563
10/17/05

Aristar, Inc. 6% 8/1/01           A3         4,500                              4,518

AT&T Capital Corp.:

6.16% 12/3/99                     Baa3       5,690                              5,769

6.25% 5/15/01                     Baa3       7,310                              7,253

Chrysler Financial Corp.:

5.25% 5/4/01                      A2         6,400                              6,394

8.42% 2/1/99                      A3         2,500                              2,517

Chrysler Financial LLC 6.375%     A2         5,460                              5,527
1/28/00

Edison Mission Energy Funding     Baa1       5,117                              5,300
Corp. 6.77% 9/15/03 (b)

ERP Operating LP 6.55%            A3         800                                800
11/15/01

Finova Capital Corp. 6.27%        Baa1       1,650                              1,655
9/29/00

Ford Motor Credit Co. 5.125%      A1         3,400                              3,378
10/15/01

General Electric Capital          Aaa        2,600                              2,672
Corp. 6.01% 4/30/01

General Motors Acceptance         A2         14,820                             14,966
Corp. 5.85% 4/20/00

GS Escrow Corp. 6.75% 8/1/01      Ba1        5,400                              5,286
(b)

Heller Financial, Inc. 6.25%      A3         4,000                              4,024
3/1/01

MCN Investment Corp. 5.84%        Baa3       3,640                              3,642
2/1/99

Money Store, Inc. 7.3% 12/1/02    A2         1,870                              1,983

North American Mortgage Co.       Baa2       2,250                              2,247
5.8% 11/2/98

Salton Sea Funding Corp.          Baa2       2,121                              2,141
7.02% 5/30/00

                                                                                85,635

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SAVINGS & LOANS - 0.8%

Long Island Savings Bank FSB:

6.2% 4/2/01                       Baa3      $ 3,500                            $ 3,496

7% 6/13/02                        Baa3       3,080                              3,155

                                                                                6,651

SECURITIES INDUSTRY - 0.3%

Amvescap PLC yankee 6.375%        A3         2,800                              2,868
5/15/03

TOTAL FINANCE                                                                   157,559

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.1%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

Tyco International Group SA       Baa1       5,500                              5,611
yankee 6.125% 6/15/01

POLLUTION CONTROL - 0.5%

WMX Technologies, Inc. 6.25%      Baa3       4,435                              4,481
10/15/00

TOTAL INDUSTRIAL MACHINERY &                                                    10,092
EQUIPMENT

MEDIA & LEISURE - 6.3%

BROADCASTING - 3.4%

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       820                                899

8.5% 9/15/01                      Baa3       5,755                              6,109

TCI Communications, Inc.:

6.375% 9/15/99                    Baa3       9,675                              9,761

8.25% 1/15/03                     Baa3       725                                801

9% 1/2/02                         Ba1        2,300                              2,544

Time Warner, Inc.:

7.95% 2/1/00                      Baa3       8,775                              9,018

7.975% 8/15/04                    Baa3       1,650                              1,825

                                                                                30,957

ENTERTAINMENT - 2.1%

Paramount Communications,         Baa3       2,620                              2,741
Inc. 7.5% 1/15/02

Viacom, Inc.:

6.75% 1/15/03                     Baa3       11,320                             11,671

7.75% 6/1/05                      Baa3       4,300                              4,635

                                                                                19,047

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.8%

News America Holdings, Inc.       Baa3      $ 4,300                            $ 4,723
8.5% 2/15/05

Time Warner Entertainment Co.     Baa2       1,900                              2,130
LP 9.625% 5/1/02

                                                                                6,853

TOTAL MEDIA & LEISURE                                                           56,857

NONDURABLES - 1.8%

FOODS - 0.7%

Dole Food, Inc. 6.75% 7/15/00     Baa2       6,300                              6,343

TOBACCO - 1.1%

Philip Morris Companies, Inc.:

7.125% 12/1/99                    A2         7,000                              7,130

7.25% 9/15/01                     A2         2,545                              2,654

                                                                                9,784

TOTAL NONDURABLES                                                               16,127

RETAIL & WHOLESALE - 1.7%

GENERAL MERCHANDISE STORES -
1.7%

Dayton Hudson Corp.:

6.8% 10/1/01                      A3         4,870                              5,043

9.75% 7/1/02                      A3         2,980                              3,388

10% 12/1/00                       A3         2,380                              2,594

Federated Department Stores,      Baa2       4,380                              4,679
Inc. 8.125% 10/15/02

                                                                                15,704

TECHNOLOGY - 3.8%

COMPUTER SERVICES & SOFTWARE
- 0.2%

Computer Associates               Baa1       1,760                              1,756
International, Inc. 6.25%
4/15/03

COMPUTERS & OFFICE EQUIPMENT
- 3.6%

Comdisco, Inc.:

5.86% 4/7/00                      Baa1       1,090                              1,100

6.1% 6/5/01                       Baa1       14,210                             14,532

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Comdisco, Inc.:

6.55% 2/4/00                      Baa1      $ 12,400                           $ 12,645

7.75% 9/1/99                      Baa1       4,000                              4,048

                                                                                32,325

TOTAL TECHNOLOGY                                                                34,081

TRANSPORTATION - 1.5%

AIR TRANSPORTATION - 0.4%

Continental Airlines, Inc.        Baa1       2,500                              2,506
Pass Through Trust
Certificates 7.08% 11/1/04

Delta Air Lines, Inc. 9.875%      Baa3       1,150                              1,218
5/15/00

                                                                                3,724

RAILROADS - 1.1%

CSX Corp.:

7.05% 5/1/02                      Baa2       3,850                              4,007

9.5% 8/1/00                       Baa2       3,200                              3,407

Norfolk Southern Corp. 6.95%      Baa1       2,300                              2,402
5/1/02

                                                                                9,816

TOTAL TRANSPORTATION                                                            13,540

UTILITIES - 3.9%

ELECTRIC UTILITY - 2.2%

Avon Energy Partners Holdings     Baa2       2,800                              2,901
yankee 6.73% 12/11/02 (b)

Indiana Michigan Power Co.        Baa1       5,500                              5,604
6.4% 3/1/00

Niagara Mohawk Power Corp.        Ba1        2,000                              2,056
6.875% 3/1/01

Ohio Edison Co. 7.375% 9/15/02    Baa2       2,900                              3,051

Philadelphia Electric Co.:

5.625% 11/1/01                    Baa1       2,200                              2,211

6.5% 5/1/03                       Baa1       1,550                              1,614

Texas Utilities Electric Co.      Baa1       2,700                              2,757
7.375% 11/1/99

                                                                                20,194

GAS - 0.3%

Arkla, Inc. 8.875% 7/15/99        Baa1       2,500                              2,572

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 1.4%

MCI WorldCom, Inc.:

6.125% 8/15/01                    Baa2      $ 6,765                            $ 6,917

8.875% 1/15/06                    Baa2       1,881                              2,061

9.375% 1/15/04                    Baa2       3,333                              3,468

                                                                                12,446

TOTAL UTILITIES                                                                 35,212

TOTAL NONCONVERTIBLE BONDS                                                      369,695
(Cost $367,511)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 16.5%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.9%

Government Trust Certificates     Aaa        898                                952
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency) Class T-3, 9.625%
5/15/02

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1994-C, 6.61% 9/15/99      Aaa        142                                143

Series 1995-A, 6.28% 6/15/04      Aaa        4,235                              4,380

Israel Export Trust               Aaa        1,398                              1,455
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Private Export Funding Corp.      Aaa        1,029                              1,081
secured 6.86% 4/30/04

                                                                                8,011

U.S. TREASURY OBLIGATIONS -
15.6%

U.S. Treasury Notes:

5.375% 2/15/01                    Aaa        30,110                             30,787

5.5% 3/31/00                      Aaa        63,500                             64,447

5.625% 11/30/99                   Aaa        4,270                              4,324

5.75% 10/31/00                    Aaa        3,000                              3,081

5.875% 2/15/00                    Aaa        3,190                              3,248

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. TREASURY OBLIGATIONS -
CONTINUED

U.S. Treasury Notes: -
continued

5.875% 7/31/99                    Aaa       $ 3,430                            $ 3,465

6.25% 2/28/02                     Aaa        8,220                              8,685

6.875% 3/31/00                    Aaa        22,600                             23,359

                                                                                141,396

TOTAL U.S. GOVERNMENT AND                                                       149,407
GOVERNMENT AGENCY OBLIGATIONS
(Cost $149,339)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 8.7%



FANNIE MAE - 4.9%

6.5% 1/1/13 to 2/1/13             Aaa        16,108                             16,345

6.5% 11/1/28 (c)                  Aaa        13,500                             13,605

7% 11/1/28 (c)                    Aaa        12,500                             12,773

11.5% 11/1/15                     Aaa        1,085                              1,208

                                                                                43,931

FREDDIE MAC - 0.7%

7% 5/1/01 to 8/1/01               Aaa        1,874                              1,893

8.5% 6/1/24 to 7/1/28             Aaa        4,480                              4,670

12% 11/1/19                       Aaa        273                                313

                                                                                6,876

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 3.1%

7.5% 9/15/22 to 8/15/28 (d)       Aaa        13,542                             13,946

9.5% 3/15/16 to 12/15/20          Aaa        4,316                              4,658

11% 12/15/09 to 8/15/20           Aaa        5,028                              5,533

11.5% 4/15/13 to 8/15/13          Aaa        1,726                              1,923

12% 2/15/16                       Aaa        1,597                              1,795

                                                                                27,855

TOTAL U.S. GOVERNMENT AGENCY                                                    78,662
-  MORTGAGE SECURITIES
(Cost $78,732)

ASSET-BACKED SECURITIES - 17.8%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Aesop Funding II LLC 6.22%        Aaa       $ 4,500                            $ 4,582
10/20/01 (b)

Arcadia Automobile                Aaa        3,700                              3,715
Receivables Trust 5.67%
1/15/04

Boatmens Auto Trust 6.35%         A2         1,375                              1,377
10/15/01

Capital Equipment Receivables
Trust:

6.45% 8/15/02                     Aa3        5,100                              5,259

6.57% 3/15/01                     Aa3        2,230                              2,272

Case Equipment Loan Trust:

5.85% 2/15/03                     Aa2        1,770                              1,765

6.15% 9/15/02                     Aaa        3,907                              3,931

6.45% 11/10/02                    Aaa        3,000                              3,081

Caterpillar Financial Asset       A3         1,080                              1,085
Trust 6.55% 5/25/02

Chase Manhattan Marine Owner      Aaa        4,400                              4,489
Trust 6.25% 4/16/07

Chevy Chase Auto Receivables
Trust:

5.97% 10/20/04                    Aaa        4,620                              4,654

6.2% 3/20/04                      Aaa        1,929                              1,946

Citibank Credit Card Master       Aaa        4,100                              4,158
Trust I 5.75% 1/15/03

Contimortgage Home Equity
Loan Trust:

6.26% 7/15/12                     Aaa        8,800                              8,800

6.3% 7/15/12                      Aaa        3,300                              3,321

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        2,515                              2,519

6.7% 2/15/02                      Aaa        836                                841

CS First Boston Mortgage          Aaa        2,200                              2,234
Securities Corp. 7% 3/15/27

Discover Card Master Trust I      A2         12,199                             12,104
6.0006% 7/18/05 (e)

Fidelity Funding Auto Trust       Aaa        1,024                              1,043
6.99% 11/15/02 (b)

Ford Credit Auto Owner Trust      A2         4,900                              4,912
6.15% 9/15/02

Ford Credit Grantor Trust         Aaa        2,191                              2,197
5.9% 10/15/00

General Motors Acceptance         Aaa        988                                988
Corp. Grantor Trust 7.15%
3/15/00

Green Tree Financial Corp.:

5.5% 1/31/00                      Aaa        116                                116

5.8% 2/15/27                      Aaa        538                                538

6.1% 4/15/27                      Aaa        1,956                              1,957

6.45% 5/15/27                     Aaa        1,388                              1,391

6.5% 6/15/27                      Aaa        915                                915

Key Auto Finance Trust 6.65%      Baa3       814                                826
10/15/03

KeyCorp Auto Grantor Trust        A3         87                                 87
5.8% 7/15/00

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Newcourt Equipment Trust          Aaa       $ 5,000                            $ 4,994
Securities sequential pay
Series 1998-1 Class A3,
5.24% 12/20/02

Norwest Automobile Trust 6.3%     A2         3,375                              3,406
5/15/03

Olympic Automobile
Receivables Trust:

6.125% 11/15/04                   Aaa        1,696                              1,731

6.4% 9/15/01                      Aaa        3,800                              3,861

Onyx Acceptance Grantor Trust:

5.95% 7/15/04                     Aaa        5,194                              5,237

6.2% 6/15/03                      Aaa        2,899                              2,922

Petroleum Enhanced Trust          Baa2       4,923                              4,917
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (b)(e)

Premier Auto Trust:

5.7% 10/6/02                      Aaa        9,500                              9,601

6% 5/6/00                         Aaa        1,031                              1,032

6.35% 7/6/00                      A3         4,610                              4,623

Reliance Auto Receivables         Aaa        1,222                              1,222
Corp., Inc. 6.1% 7/15/02 (b)

SCFC Recreational Vehicle         Aaa        223                                221
Loan Trust 7.25% 9/15/06

Sears Credit Account Master       Aaa        3,800                              3,870
Trust II 6.2% 2/16/06

TMS Auto Grantor Trust 5.9%       Aaa        479                                481
9/15/02

Tranex Auto Receivables Owner     Aaa        2,550                              2,586
Trust 6.334% 8/15/03 (b)

UFSB Grantor Trust 8.2%           Baa2       221                                221
1/10/01

Union Acceptance Corp. 7.075%     Baa2       354                                355
7/10/02

Western Financial Grantor         Aaa        1,899                              1,928
Trust 5.875% 3/1/02

WFS Financial Owner Trust:

6.4% 7/20/02                      Aaa        6,840                              7,069

6.9% 12/20/03                     Aaa        5,020                              5,227

7.05% 11/20/03                    Aaa        7,410                              7,716

TOTAL ASSET-BACKED SECURITIES                                                   160,323
(Cost $158,542)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.7%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

PRIVATE SPONSOR - 1.0%

GE Capital Mortgage Services,     Aaa       $ 2,155                            $ 2,163
Inc. planned amortization
class Series 1994-2 Class
A-4, 6% 1/25/09

Residential Funding Mortgage      Aa1        6,730                              6,797
Securities I, Inc. planned
amortization class Series
1994-S12 Class A-2, 6.5%
4/25/09

                                                                                8,960

U.S. GOVERNMENT AGENCY - 0.7%

Fannie Mae ACES sequential        Aaa        5,852                              5,973
pay Series 1995 - M1 Class
A, 6.65% 7/25/10

TOTAL COLLATERALIZED MORTGAGE                                                   14,933
OBLIGATIONS
(Cost $14,778)

COMMERCIAL MORTGAGE
SECURITIES - 7.0%



Allied Capital Commercial         Aaa        4,141                              4,134
Mortgage Trust sequential
pay Series 1998-1 Class A,
6.31% 1/25/28 (b)

Bankers Trust Remic Trust         Baa2       6,715                              6,558
1988-1 floater Series
1998-S1A Class D, 6.5023%
11/28/02 (b)(e)

BKB Commercial Mortgage Trust     AA         1,516                              1,512
Series 1997 C1, Class B,
7.218% 2/25/43 (b)(e)

CBM Funding Corp. sequential
pay Series 1996-1:

Class A 1, 7.55% 7/1/99           AA         144                                144

Class A-2, 6.88% 7/1/02           AA         2,170                              2,227

CS First Boston Mortgage
Securities Corp.:

sequential pay Series             -          6,604                              6,612
1997-SPICE Class A, 6.653%
8/20/36 (b)

Series 1998 FLI Class E,          Baa2       6,500                              6,319
6.1938% 1/10/13 (b)(e)

DLJ Commercial Mortgage Corp.     A2         2,740                              2,726
floater Series 1998-STFA
Class A-3, 6.0075% 1/8/11
(b)(e)

Equitable Life Assurance
Society of the United States
(The):

floater Series 174 Class D-2,     Baa2       2,300                              2,258
6.7063% 5/15/03 (b)(e)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Equitable Life Assurance
Society of the United States
(The): - continued

sequential pay Series 174         Aaa       $ 2,500                            $ 2,673
Class A1, 7.24% 5/15/06 (b)

Federal Deposit Insurance
Corp. Remic Trust:

sequential pay Series 1994-C1     Aaa        1,060                              1,061
Class II-A2, 7.85% 9/25/25

sequential pay Series 1996-C1     Aaa        4,335                              4,347
Class 1A, 6.75% 7/25/26

FMAC Loan Receivables Trust       Aaa        1,308                              1,322
1998-C sequential pay Series
1998-C Class A1 Notes, 5.99%
9/15/20 (b)

Franchise Loan Trust 1998-1       Aaa        3,812                              3,854
sequential pay Series 1998-I
Class A1 Notes, 6.24%
7/15/20 (b)

Kidder Peabody Acceptance         Aa2        940                                938
Corp. I sequential pay
Series 1993-M1 Class A-2,
7.15% 4/25/25

Nomura Asset Securities Corp.     -          2,006                              2,007
floater Series 1994-MD-II
Class A-6, 6.9095% 7/7/03 (e)

Nomura Depositor Trust            Baa2       5,400                              5,076
floater Series 1998-ST1A
Class A-4, 6.4898% 2/15/34
(b)(e)

Resolution Trust Corp.:

floater Series 1994-C1 Class      AAA        434                                434
A-3, 5.8625% 6/25/26 (e)

sequential pay Series 1995        Aaa        2,925                              2,921
C-1 Class A2C, 6.9% 2/25/27

Structured Asset Securities
Corp.:

floater Series 1998-C2A Class     A3         5,218                              5,205
C, 5.6494% 1/25/13 (b)(e)

Series 1996-C3 Class A, 6.75%     AAA        1,078                              1,073
6/25/30 (b)(e)

TOTAL COMMERCIAL MORTGAGE                                                       63,401
SECURITIES
(Cost $64,052)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 0.9%



Ontario Province:

euro:

global 6.125% 6/28/00 (f)         Aa3        2,700                              2,760

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Ontario Province: - continued

8.5% 2/28/01 (f)                  Aa3       $ 2,500                            $ 2,675

5.75% 11/7/00 (f)                 Aa3        2,740                               2,770

TOTAL FOREIGN GOVERNMENT AND                                                     8,205
GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,126)

SUPRANATIONAL OBLIGATIONS -
1.8%



African Development Bank:

7.75% 12/15/01                    Aa1        5,090                              5,437

9.3% 7/1/00                       Aa1        10,270                             10,896

TOTAL SUPRANATIONAL OBLIGATIONS                                                 16,333
(Cost $16,396)


CERTIFICATES OF DEPOSIT - 0.8%



Canadian Imperial Bank of          Aa3      6,885                                6,997
Commerce,  New York yankee
6.2% 8/1/00 (Cost $6,900)

CASH EQUIVALENTS - 3.9%

                                            MATURITY AMOUNT (000S)

Investments in repurchase                 $ 34,873,000                           34,873
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.64%,
dated 10/30/98 due 11/2/98
(Cost $34,873)

TOTAL INVESTMENT IN                                                            $ 902,829
SECURITIES - 100%
(Cost $899,249)


LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $81,809,000 or 9.3% of net assets.

(c) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).

(d) A portion of the security was sold on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS     S&P RATINGS

Aaa, Aa, A   64.2%  AAA, AA, A   60.2%

Baa          28.8%  BBB          29.3%

Ba           1.6%   BB           1.1%

B            0.0%   B            0.0%

Caa          0.0%   CCC          0.0%

Ca, C        0.0%   CC, C        0.0%

                    D            0.0%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1%.

INCOME TAX INFORMATION

At October 31, 1998, the aggregate cost
of investment securities for income tax purposes was $899,255,000. Net unrealized appreciation aggregated $3,574,000, of which $7,184,000 related to appreciated investment securities and $3,610,000 related to depreciated investment securities.

At April 30, 1998, the fund had a capital loss carryforward of approximately $166,788,000 of which $2,771,000, $2,248,000,
$18,091,000, $55,095,000, $74,079,000, $6,241,000 and $8,263,000 will expire on April 30, 1999, 2000, 2002, 2003, 2004, 2005 and 2006,
respectively. Of the loss carryforwards expiring in 2000, 2002 and 2003, $2,248,000, $13,718,000, and $15,805,000, respectively, were acquired in a merger and are available to offset future capital gains of the fund to the extent provided by regulations.

The fund intends to elect to defer to its fiscal year ending April 30, 1999 approximately $308,000 of losses recognized during the period November 1, 1997 to April 30, 1998.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                           OCTOBER
                                            31, 1998 (UNAUDITED)

ASSETS

Investment in securities, at                $ 902,829
value (including repurchase
agreements of $34,873) (cost
$899,249) -  See
accompanying schedule

Commitment to sell securities   $ (13,901)
on a delayed delivery basis

Receivable for securities        13,926      25
sold on a delayed delivery
basis

Receivable for investments                   8,477
sold, regular delivery

Receivable for fund shares                   490
sold

Interest receivable                          9,797

Other receivables                            3

 TOTAL ASSETS                                921,621

LIABILITIES

Payable for investments          16,002
purchased Regular delivery

 Delayed delivery                26,267

Payable for fund shares          2,197
redeemed

Distributions payable            465

Accrued management fee           317

Other payables and accrued       233
expenses

 TOTAL LIABILITIES                           45,481

NET ASSETS                                  $ 876,140

Net Assets consist of:

Paid in capital                             $ 1,042,828

Distributions in excess of                   (3,570)
net investment income

Accumulated undistributed net                (166,723)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  3,605
(depreciation) on investments

NET ASSETS, for 100,126                     $ 876,140
shares outstanding

NET ASSET VALUE, offering                    $8.75
price and redemption price
per share ($876,140 (divided
by) 100,126 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                     SIX
                                         MONTHS ENDED OCTOBER 31,
                                         1998 (UNAUDITED)

INVESTMENT INCOME                        $ 27,473
Interest

EXPENSES

Management fee                  $ 1,799

Transfer agent fees              830

Accounting fees and expenses     134

Custodian fees and expenses      23

Registration fees                8

Audit                            24

Legal                            1

Miscellaneous                    2

 Total expenses before           2,821
reductions

 Expense reductions              (57)     2,764

NET INVESTMENT INCOME                     24,709

REALIZED AND UNREALIZED GAIN              426
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           3,933

 Delayed delivery commitments    25       3,958

NET GAIN (LOSS)                           4,384

NET INCREASE (DECREASE) IN               $ 29,093
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             SIX MONTHS ENDED OCTOBER 31,  YEAR ENDED  APRIL 30, 1998
                                 1998 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 24,709                      $ 55,294
income

 Net realized gain (loss)         426                           (2,546)

 Change in net unrealized         3,958                         6,400
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       29,093                        59,148
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (24,252)                      (54,671)
from net investment income

Share transactions Net            224,528                       337,273
proceeds from sales of shares

 Reinvestment of distributions    21,688                        49,278

 Cost of shares redeemed          (183,705)                     (504,130)

 NET INCREASE (DECREASE) IN       62,511                        (117,579)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       67,352                        (113,102)
IN NET ASSETS

NET ASSETS

 Beginning of period              808,788                       921,890

 End of period (including        $ 876,140                     $ 808,788
distributions in excess of
net investment income of
$3,570 and $4,027,
respectively)

OTHER INFORMATION
Shares

 Sold                             25,696                        38,753

 Issued in reinvestment of        2,485                         5,662
distributions

 Redeemed                         (21,039)                      (57,922)

 Net increase (decrease)          7,142                         (13,507)



FINANCIAL HIGHLIGHTS
                                 SIX MONTHS ENDED OCTOBER 31,  YEARS ENDED APRIL 30,
                                 1998

                                 (UNAUDITED)                   1998                   1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 8.700                       $ 8.660                $ 8.720  $ 8.720  $ 9.080  $ 9.510
period

Income from Investment            .130 D                        .546 D                 .558 D   .579     .344     .588
Operations Net investment
income

 Net realized and un-             .176                          .033                   (.061)   (.020)   (.156)   (.392)
realized gain (loss)

 Total from investment            .306                          .579                   .497     .559     .188     .196
operations

Less Distributions

 From net investment   income     (.256)                        (.539)                 (.552)   (.504)   (.430)   (.592)

 In excess of net                 -                             -                      -        -        -        (.034)
investment income

 Return of capital                -                             -                      (.005)   (.055)   (.118)   -

 Total distributions              (.256)                        (.539)                 (.557)   (.559)   (.548)   (.626)

Net asset value, end of period   $ 8.750                       $ 8.700                $ 8.660  $ 8.720  $ 8.720  $ 9.080

TOTAL RETURN B, C                 3.56%                         6.86%                  5.86%    6.52%    2.17%    1.99%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 876                         $ 809                  $ 922    $ 1,048  $ 1,304  $ 1,962
millions)

Ratio of expenses to average      .67% A, E                     .70%                   .70%     .69%     .69%     .80%
net assets

Ratio of expenses to average      .66% A, F                     .70%                   .70%     .68% F   .69%     .80%
net assets after expense
reductions

Ratio of net investment           5.92% A                       6.26%                  6.41%    6.37%    6.37%    6.70%
income to average net assets

Portfolio turnover rate           103% A                        117%                   104%     151%     113%     73%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Short-Term Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal

2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS  -
CONTINUED

amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS.
The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $485,845,000 and $417,440,000, respectively, of which U.S. government and government agency obligations aggregated $302,171,000 and $221,648,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .43% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

Effective June 27, 1998, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .65% of the funds average net assets. For the period, the reimbursement reduced expenses by $38,000.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $12,000, respectively, under these arrangements.
INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Dwight D. Churchill, Vice President
Andrew J. Dudley, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

STP-SANN-1298  66846
1.538290.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark)  Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Strategic Income
Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
SHORT-TERM BOND
FUND

ANNUAL REPORT
APRIL 30, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  26  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  30  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          31


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.

If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998     PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS

Fidelity Short-Term Bond         6.86%        25.56%        92.43%

LB 1-3 Year Govt/Corp Bond       7.17%        30.91%        101.74%

Short Investment Grade Debt      6.67%        29.13%        96.16%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 103 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

Fidelity Short-Term Bond       6.86%        4.66%         6.76%

LB 1-3 Year Govt/Corp Bond     7.17%        5.53%         7.27%

Short Investment Grade Debt    6.67%        5.24%         6.95%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Short-Term Bond             LB 1-3 Year Govt/Corp
             00450                       LB013
  1988/04/30      10000.00                    10000.00
  1988/05/31       9976.83                     9996.00
  1988/06/30      10080.03                    10096.12
  1988/07/31      10088.44                    10103.20
  1988/08/31      10106.19                    10128.77
  1988/09/30      10200.21                    10246.14
  1988/10/31      10305.26                    10349.34
  1988/11/30      10270.03                    10324.70
  1988/12/31      10301.74                    10348.42
  1989/01/31      10390.56                    10431.59
  1989/02/28      10409.48                    10434.06
  1989/03/31      10441.21                    10476.26
  1989/04/30      10574.21                    10646.31
  1989/05/31      10734.99                    10797.57
  1989/06/30      10915.28                    10996.89
  1989/07/31      11052.13                    11160.78
  1989/08/31      11024.48                    11097.62
  1989/09/30      11070.11                    11162.93
  1989/10/31      11253.00                    11336.99
  1989/11/30      11329.88                    11438.34
  1989/12/31      11385.01                    11483.63
  1990/01/31      11363.02                    11495.64
  1990/02/28      11414.57                    11556.64
  1990/03/31      11456.98                    11593.30
  1990/04/30      11481.30                    11622.25
  1990/05/31      11673.32                    11801.85
  1990/06/30      11757.32                    11926.62
  1990/07/31      11893.67                    12071.10
  1990/08/31      11875.62                    12113.92
  1990/09/30      11896.13                    12204.80
  1990/10/31      11866.57                    12330.80
  1990/11/30      11928.58                    12451.25
  1990/12/31      12043.46                    12596.96
  1991/01/31      12026.80                    12710.95
  1991/02/28      12165.14                    12802.75
  1991/03/31      12402.22                    12895.78
  1991/04/30      12571.38                    13022.09
  1991/05/31      12699.59                    13103.42
  1991/06/30      12746.17                    13152.09
  1991/07/31      12847.67                    13267.61
  1991/08/31      13063.44                    13447.52
  1991/09/30      13198.54                    13592.31
  1991/10/31      13351.46                    13738.64
  1991/11/30      13489.61                    13877.58
  1991/12/31      13732.58                    14087.37
  1992/01/31      13788.94                    14072.89
  1992/02/29      13908.57                    14117.56
  1992/03/31      14003.97                    14114.48
  1992/04/30      14080.13                    14243.55
  1992/05/31      14215.71                    14376.94
  1992/06/30      14348.35                    14523.89
  1992/07/31      14518.33                    14694.25
  1992/08/31      14645.38                    14812.85
  1992/09/30      14766.40                    14953.02
  1992/10/31      14661.92                    14863.07
  1992/11/30      14648.04                    14842.12
  1992/12/31      14747.07                    14982.29
  1993/01/31      14990.18                    15142.17
  1993/02/28      15157.49                    15265.70
  1993/03/31      15251.35                    15315.30
  1993/04/30      15326.27                    15411.42
  1993/05/31      15352.58                    15376.30
  1993/06/30      15519.63                    15492.75
  1993/07/31      15609.45                    15528.17
  1993/08/31      15781.02                    15658.17
  1993/09/30      15839.44                    15708.70
  1993/10/31      15940.61                    15745.36
  1993/11/30      15972.68                    15749.98
  1993/12/31      16093.47                    15813.75
  1994/01/31      16198.32                    15914.48
  1994/02/28      16057.43                    15818.06
  1994/03/31      15751.53                    15736.73
  1994/04/30      15630.68                    15676.97
  1994/05/31      15717.12                    15698.22
  1994/06/30      15572.34                    15739.50
  1994/07/31      15689.54                    15882.75
  1994/08/31      15753.91                    15936.35
  1994/09/30      15779.49                    15900.93
  1994/10/31      15771.59                    15937.28
  1994/11/30      15795.89                    15870.43
  1994/12/31      15434.74                    15900.62
  1995/01/31      15552.58                    16119.04
  1995/02/28      15716.57                    16342.07
  1995/03/31      15816.58                    16434.80
  1995/04/30      15969.31                    16583.59
  1995/05/31      16253.90                    16870.71
  1995/06/30      16351.58                    16962.51
  1995/07/31      16397.35                    17030.28
  1995/08/31      16501.27                    17133.48
  1995/09/30      16586.28                    17218.20
  1995/10/31      16695.22                    17361.14
  1995/11/30      16839.49                    17510.55
  1995/12/31      16950.44                    17643.33
  1996/01/31      17080.42                    17794.28
  1996/02/29      17032.61                    17726.50
  1996/03/31      16993.99                    17713.56
  1996/04/30      17010.62                    17731.43
  1996/05/31      17046.21                    17772.40
  1996/06/30      17156.78                    17902.41
  1996/07/31      17229.82                    17972.03
  1996/08/31      17283.83                    18038.26
  1996/09/30      17435.46                    18203.38
  1996/10/31      17611.67                    18408.86
  1996/11/30      17745.15                    18546.87
  1996/12/31      17759.88                    18549.95
  1997/01/31      17834.15                    18639.60
  1997/02/28      17880.09                    18685.81
  1997/03/31      17851.96                    18671.33
  1997/04/30      18006.87                    18824.44
  1997/05/31      18124.52                    18955.98
  1997/06/30      18239.11                    19087.83
  1997/07/31      18442.02                    19299.78
  1997/08/31      18456.05                    19317.95
  1997/09/30      18593.53                    19466.74
  1997/10/31      18713.80                    19606.91
  1997/11/30      18743.35                    19656.20
  1997/12/31      18862.22                    19785.90
  1998/01/31      19046.10                    19976.90
  1998/02/28      19070.33                    19996.92
  1998/03/31      19148.14                    20074.86
  1998/04/30      19243.02                    20174.36
IMATRL PRASUN   SHR__CHT 19980430 19980506 133244 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Short-Term Bond Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $19,243 - a 92.43% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,174 - a 101.74% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS
                       YEARS ENDED APRIL 30,

                 1998   1997    1996    1995    1994

Dividend return  6.40%  6.55%   6.52%   6.13%   6.51%

Capital return   0.46%  -0.69%  0.00%   -3.96%  -4.52%

Total return     6.86%  5.86%   6.52%   2.17%   1.99%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any.

DIVIDENDS AND YIELD
PERIODS ENDED APRIL 30, 1998   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            4.31(cents)   26.34(cents)   53.91(cents)

Annualized dividend rate       6.03%         6.10%          6.20%

30-day annualized yield        5.54%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.70 over the past one month, $8.71 over the past six months and $8.70 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A continued lack of inflationary
pressure resulted in a favorable
investing climate for bonds during
the 12 months that ended April 30,
1998. The Lehman Brothers
Aggregate Bond Index - a broad
gauge of the U.S. taxable bond
market - returned 10.91% during
this period. Bonds enjoyed a
strong rally from May through
September 1997 on the heels of
encouraging economic data, as
well as the Federal Reserve
Board's reluctance to raise
short-term interest rates. In the
fourth quarter of 1997, global
market volatility and historically
low interest rates were the main
stories. When financial problems
erupted in Asia in late October, the
bond market attracted wary stock
investors in search of investments
offering lower volatility. Interest
rates also plummeted, with the
30-year Treasury bond going below
the 6% mark in November. The
Lehman Brothers Corporate Bond
Index returned 12.07% during the
period, as corporate bonds
benefited from continued economic
growth and high demand for
yield. Despite increased
prepayment activity in early 1998
due to lower rates,
mortgage-backed bonds also fared
relatively well. The Lehman
Brothers Mortgage-Backed
Securities Index returned 10.02%
during the period. The period ended
on a positive note as the
Commerce Department reported
that gross domestic product grew
at a stronger-than-expected rate of
4.2% in the first quarter of 1998 and
employment costs grew at a
slower-than-expected pace -
signs of continued strong
economic growth and benign inflation.
However, the Fed tempered this
news slightly with warnings about
the rising prices of stocks and real
estate.

(photograph of Andrew Dudley)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Short-Term Bond Fund

Q. HOW DID THE FUND PERFORM, ANDY?

A. For the 12 months that ended April 30, 1998, the fund had a total return of 6.86%. That outperformed the 6.67% return of the short investment grade debt funds average tracked by Lipper Analytical
Services. For the same period, the Lehman Brothers 1-3 Year
Government/Corporate Bond Index returned 7.17%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. The fund benefited from maintaining overweighted positions, relative to the index, in corporate bonds, asset-backed securities and mortgage-backed securities. Generally, these so-called spread products offered attractive yield spreads - or yield advantages - over comparable Treasuries during the period.

Q. HOW WERE THE FUND'S INVESTMENTS ALLOCATED?

A. Corporate bonds, including asset-backed securities - bonds backed by a pool of loans such as credit cards - accounted for about 66% of the fund's investments at the end of the period. Corporate bonds offered only neutral returns during the 12-month period after weakening in the fourth quarter of 1997 during the economic slowdown in Asia, and then stabilizing in the first quarter of 1998. The fund was able to generate modest returns from its corporate position by emphasizing its cable, media and telecommunications holdings. Growth in these industries is much more dependent on the health of the U.S. economy than on Asian markets. In addition, asset-backed securities were a very stable component of the portfolio because of their high credit quality. In fact, a majority of the fund's asset-backed position was rated Aaa. These securities offered the fund a way to get additional yield without taking on the credit risks associated with many corporate bonds.

Q. WHAT ABOUT MORTGAGE-BACKED SECURITIES?

A. More than half of the fund's mortgage-backed holdings were invested in commercial mortgage-backed securities (CMBS) - bonds that are backed by loans on commercial property, such as office buildings or retail malls. The market for these securities has gained considerable acceptance among investors, leading to better returns for the issues.

Q. HOW MUCH OVERALL IMPACT DID THE ASIAN SITUATION HAVE ON THE FUND'S
PERFORMANCE?

A. Not much. The Asian situation definitely weakened the corporate bond market, but as I said, I shielded the portfolio from many of these ill effects by buying securities in sectors that were more dependent on the domestic economy. In fact, the fund sold many of the fund's corporate positions that did have exposure to Asia in October, helping its performance versus the peer group. Longer term, I see Asia as an opportunity. The Asian turmoil has caused volatility in the bond market, which allows me to apply Fidelity's strong research to find attractive securities that have been unfairly repriced in the past few months.

Q. WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

A. The yield curve was very flat at the end of the period, meaning longer-term bonds were not offering much of a yield advantage over short-term issues. As a result, many buyers of fixed-income securities will try to get additional yield by buying non-Treasury securities. Consequently, I think increased demand for these spread products will benefit their pricing. In addition, the equity markets generated healthy gains in the first quarter of 1998, which bodes well for high-grade corporate bonds in the next few months. I also expect asset-backed securities, which have high credit quality, to continue to perform well as investors seek out defensive instruments in periods of turmoil. Finally, opportunities in the mortgage-backed sector will depend on the level of interest rates. These securities may underperform other fixed-income securities in the short term if the market rallies and prepayment - or refinancing - levels remain high. If that's the case, I may increase the fund's position in mortgage-backed bonds in anticipation of a rebound and outperformance in the long term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

GOAL: high current income,
consistent with preservation
of capital, by investing
primarily in investment-grade,
fixed-income securities while
maintaining an average
maturity of three years or less

FUND NUMBER: 450

TRADING SYMBOL: FSHBX

START DATE: September 15,
1986

SIZE: as of April 30, 1998,
more than $808 million

MANAGER: Andrew Dudley,
since 1997; manager, Spartan
Short-Term Bond Fund and
Fidelity Advisor Short
Fixed-Income Fund, since
1997; joined Fidelity in
1996

ANDREW DUDLEY ON THE FLAT
YIELD CURVE:

"The yield curve is defined as the
yield difference between shorter-
and longer-maturity Treasuries.
Historically, the yield curve has
been positive - or upward
sloping - with shorter-maturity
Treasuries yielding less than
longer-maturity Treasuries. While
the curve remained positive at the
end of the period, the difference
between the yields offered by
short- and long-term Treasuries
has fallen - or flattened - to a
level that is low by historical
standards. At the end of April, the
difference in yield between the
two-year and the 30-year Treasury
was about 0.39%. The strength of
the economy, current and future
expected levels of inflation and
near-term expectations regarding
the Federal Reserve Board's
monetary policy can all affect the
shape of the yield curve. Over the
past six months, Fed policy was
expected to remain neutral and
long-term inflation was pegged at
about 1.5% to 2.0% - the perfect
environment for longer rates to
decline relative to shorter rates.
Consequently, the yield curve has
flattened."

(solid bullet) Effective June 27, 1998, FMR has voluntarily agreed to reimburse the fund if total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets.

INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF APRIL 30, 1998
(MOODY'S RATINGS)  % OF FUND'S INVESTMENTS   % OF FUND'S INVESTMENTS 6
                                             MONTHS AGO

Aaa                39.1                      41.5

Aa                 8.8                       7.6

A                  14.4                      15.8

Baa                28.8                      25.2

Ba                 4.7                       7.8

Not Rated          1.4                       0.8

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS "BA" OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING
AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF
ACQUISITION BY FIDELITY.

AVERAGE YEARS TO MATURITY AS OF APRIL 30, 1998

            6 MONTHS AGO

Years  2.4  2.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 1998

            6 MONTHS AGO

Years  1.8  1.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1998 *

Corporate bonds 66.0%
U.S. government
and agency
obligations 15.0%
Mortgage-backed
securities 12.0%
Short-term
investments 2.8%
Other 4.2%
* FOREIGN
 INVESTMENTS 6.7%

Row: 1, Col: 5, Value: 66.0
Row: 1, Col: 4, Value: 15.0
Row: 1, Col: 3, Value: 12.0
Row: 1, Col: 2, Value: 2.8
Row: 1, Col: 1, Value: 4.2

AS OF OCTOBER 31, 1997 **

Corporate bonds 67.9%
U.S. government
and agency
obligations 21.5%
Mortgage-backed
securities 6.6%
Short-term
investments 1.3%
Other 2.7%
** FOREIGN
 INVESTMENTS 1.6%

Row: 1, Col: 5, Value: 67.90000000000001
Row: 1, Col: 4, Value: 21.5
Row: 1, Col: 3, Value: 6.6
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 1, Value: 2.7


INVESTMENTS APRIL 30, 1998

Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 66.0%
                                            MOODY'S RATINGS                     PRINCIPAL                    VALUE (NOTE 1)
                                            (UNAUDITED) (A)                     AMOUNT (000S)                (000S)
BASIC INDUSTRIES - 1.1%
CHEMICALS & PLASTICS - 1.1%
Methanex Corp. yankee 8 7/8%, 11/15/01       A2                                 $ 8,440                      $ 8,821
CONSTRUCTION & REAL ESTATE - 0.9%
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Centerpoint Properties Trust 6 3/4%, 4/1/05  Baa                                  1,100                        1,090
EOP Operating LP 6 3/8%, 2/15/03 (c)         Baa                                  3,550                        3,533
Weeks Realty LP 6 7/8%, 3/15/05              Baa                                  3,000                        2,980
                                                                                                               7,603
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.4%
General Motors Corp. 9 5/8%, 12/1/00         A2                                   2,990                        3,237
ENERGY - 0.3%
OIL & GAS - 0.3%
Occidental Petroleum Corp. 6.09%, 11/29/99   Baa                                  1,570                        1,572
USX Corp. 6 3/8%, 7/15/98                    Baa                                    490                          491
                                                                                                               2,063
FINANCE - 39.5%
ASSET-BACKED SECURITIES - 20.3%
Aesop Funding II LLC 6.22%, 10/20/01 (c)     Aaa                                  4,500                        4,517
Associates Manufactured Housing Contract
Pass-Through Certificates 7%, 3/15/27        Aaa                                  2,200                        2,239
Capital Equipment Receivables Trust:
 6.57%, 3/15/01                              Aa3                                  2,230                        2,259
 6.45%, 8/15/02                              Aa3                                  5,100                        5,121
Case Equipment Loan Trust:
 6.15%, 9/15/02                              Aaa                                  6,743                        6,756
 6.45%, 9/15/02                              A3                                   3,000                        3,014
 5.85%, 2/15/03                              A3                                   1,770                        1,770
Caterpillar Financial Asset Trust
 6.55%, 5/22/02                              A3                                   1,246                        1,257
Chase Manhattan Corp. 6.45%, 3/29/01         Aaa                                  4,400                        4,428
Chevy Chase Auto Receivables Trust:
 6.20%, 3/20/04                              Aaa                                  2,429                        2,434
 5.97%,10/20/04                              Aaa                                  5,475                        5,463
Citibank Credit Card Master Trust I
 5 3/4%, 1/15/03                             Aaa                                  4,100                        4,079

NONCONVERTIBLE BONDS - CONTINUED
                                             MOODY'S RATINGS                    PRINCIPAL                   VALUE (NOTE 1)
                                             (UNAUDITED) (A)                    AMOUNT (000S)               (000S)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED

Contimortgage Home Equity Loan Trust:
 6.26%, 7/15/12                              Aaa                                $ 8,800                      $ 8,808
 6.30%, 7/15/12                              Aaa                                  3,300                        3,302
CPS Auto Grantor Trust 6.70%, 2/15/02        Aaa                                  1,131                        1,140
Discover Card Trust 7 1/2%, 6/16/00          A2                                   1,650                        1,650
Fidelity Funding Auto Trust 6.99%,
11/15/02 (c)                                 Aaa                                  1,258                        1,267
Ford Credit Grantor Trust 5.90%, 10/15/00    Aaa                                  3,388                        3,391
General Motors Acceptance Corp. Grantor
Trust 1995-A, 7.15%, 3/15/00                 Aaa                                  1,837                        1,841
Green Tree Financial Corp.:
 5 1/2%, 1/31/00                             Aaa                                    391                          390
 5.80%, 2/15/27                              Aaa                                  3,083                        3,083
 6.10%, 4/15/27                              Aaa                                  3,546                        3,549
 6.45%, 5/15/27                              Aaa                                  2,780                        2,786
 6 1/2%, 6/15/27                             Aaa                                  2,170                        2,175
 6.65%, 7/15/27                              Aaa                                  1,726                        1,728
Key Auto Finance Trust Class C 6.65%,
10/15/03                                     Baa                                    940                          941
KeyCorp Auto Grantor Trust 5.80%, 7/15/00    A3                                     166                          166
Norwest Automobile Trust 6.30%, 5/15/03      A2                                   3,375                        3,386
Olympic Automobile Receivables Trust:
 6.40%, 9/15/01                              Aaa                                  3,800                        3,793
 6 1/8%, 11/15/04                            Aaa                                  2,131                        2,162
Onyx Acceptance Grantor Trust:
 6.20%, 6/15/03                              Aaa                                  3,888                        3,902
 5.95%, 7/15/04                              Aaa                                  6,251                        6,249
Petroleum Enhanced Trust
Receivables Offering
Petroleum Trust 6.1875%, 2/5/03 (c)          Baa                                  5,648                        5,648
Premier Auto Trust:
 4.95%, 2/2/99                               A2                                      42                           42
 6%, 5/6/00                                  Aaa                                  2,584                        2,586
 6.35%, 7/6/00                               A3                                   4,610                        4,624
 5.70%, 10/6/02                              Aaa                                  9,500                        9,438
Reliance Auto Receivables Corp., Inc.
6.10%, 7/15/02 (c)                           Aaa                                  1,971                        1,971
SCFC Recreational Vehicle Loan Trust
7 1/4%, 9/15/06                              Aaa                                    271                          271
Standard Credit Card Master Trust I
6 3/4%, 6/7/00                               Aaa                                 10,700                       10,710

NONCONVERTIBLE BONDS - CONTINUED
                                             MOODY'S RATINGS                    PRINCIPAL                    VALUE (NOTE 1)
                                             (UNAUDITED) (A)                    AMOUNT (000S)                (000S)

FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED

TMS Auto Grantor Trust 5.90%, 9/15/02         Aaa                               $   717                      $     717
Toyota Auto Receivables Grantor Trust
 6.15%, 1/15/99                               Baa                                   339                            339
Tranex Auto Receivables Owner Trust
 6.33%, 8/15/03 (c)                           Aaa                                 3,056                          3,067
Union Federal Savings Bank Grantor Trust:
 6.975%, 7/10/00                              Baa                                   280                            281
 7.275%, 10/10/00                             Baa                                   313                            313
 8.20%, 1/10/01                               Baa                                   322                            322
Western Financial Grantor Trust
 5 7/8%, 3/1/02                               Aaa                                 2,697                          2,735
WFS Financial Owner Trust:
 6.40%, 10/20/00                              Aaa                                 8,380                          8,419
 7.05%, 11/20/03                              Aaa                                 7,410                          7,621
 6.90%, 12/20/03                              Aaa                                 5,020                          5,163
                                                                                                               163,313
BANKS - 8.0%
Banc One Corp. 6.70%, 3/24/00                 Aa3                                 3,700                          3,741
Banco Latinoamericano Exportaciones SA euro:
 6.45%, 09/13/99 (c)                          Baa                                 2,880                          2,876
 6.90%, 12/6/99 (c)                           Baa                                 1,700                          1,721
BanPonce Financial Corp.:
 7.65%, 5/3/00                                A3                                  2,790                          2,850
 6.88%, 6/16/00                               A3                                  1,450                          1,469
BanPonce Corp.:
 6.378%, 4/8/99                               A3                                  2,580                          2,584
 6.488%, 3/3/00                               A3                                  2,300                          2,314
Capital One Bank:
 6.42%, 11/12/99                              Baa                                 6,000                          6,020
 6 3/8%, 2/15/03                              Baa                                 3,720                          3,693
First Chicago Corp. 9 7/8%, 7/1/99            A2                                  1,526                          1,591
First Fidelity Bancorp. 9 5/8%, 8/15/99       A2                                  2,200                          2,294
First USA Bank 6 1/2%, 12/23/99               Aa2                                 5,400                          5,440
Kansallis-Osake-Pankki (NY Branch) yankee
 9 3/4%, 12/15/98                             A3                                  2,220                          2,267
KeyCorp. 7.45%, 4/5/00                        A1                                  3,250                          3,324
Mellon Financial Co. 6.30%, 6/1/00            A2                                  1,000                          1,004
NationsBank Corp. 5 3/4%, 3/15/01             Aa3                                 7,700                          7,650
Popular, Inc. 6.40%, 8/25/00                  A3                                  2,270                          2,279

NONCONVERTIBLE BONDS - CONTINUED
                                             MOODY'S RATINGS                    PRINCIPAL                    VALUE (NOTE 1)
                                             (UNAUDITED) (A)                    AMOUNT (000S)                (000S)

FINANCE - CONTINUED
BANKS - CONTINUED

Providian National Bank 6.70%, 3/15/03        Baa                               $ 5,000                       $  4,979
Union Planters National Bank 6.53%, 8/20/99   A3                                  5,820                          5,855
                                                                                                                63,951
CREDIT & OTHER FINANCE - 10.4%
Aristar, Inc. 7 1/2%, 7/1/99                  Baa                                 5,730                          5,826
Associates Corp. of North America
6 3/8%, 8/15/99                               Aa3                                 3,300                          3,317
AT&T Capital Corp.:
 6.65%, 4/30/99                               Baa                                 7,310                          7,336
 6.16%, 12/3/99                               Baa                                 5,690                          5,690
Boatmens Auto Trust 6.35%, 10/15/01           A2                                  1,375                          1,380
Chrysler Financial Corp.:
 8.42%, 2/1/99                                A3                                  2,500                          2,542
 6 3/8%, 1/28/00                              A2                                  5,460                          5,493
Edison Mission Energy Funding Corp.
 6.77%, 9/15/03 (c)                           Baa                                 5,539                          5,605
Finova Capital Corp. 6.27%, 9/29/00           Baa                                 1,650                          1,651
General Electric Capital Corp.
 6.01%, 4/30/01                               Aaa                                 2,600                          2,603
General Motors Acceptance Corp.
5.85%, 4/20/00                                A2                                 21,880                         21,739
Heller Financial, Inc. 6 1/4%, 3/1/01         A3                                  4,000                          3,996
MCN Investment Corp. 5.84%, 2/1/99            Baa                                 3,640                          3,630
Money Store, Inc. 7.30%, 12/1/02              Ba2                                 1,870                          1,941
North American Mortgage Co. 5.80%, 11/2/98    Baa                                 2,250                          2,246
Salton Sea Funding Corp. 7.02%, 5/30/00       Baa                                 3,327                          3,355
Union Acceptance Corp. 7.075%, 7/10/02        Baa                                   489                            492
U.S. West Capital Funding, Inc.
 6.85%, 1/15/02                               Baa                                 4,785                          4,875
                                                                                                                83,717
SAVINGS & LOANS - 0.6%
Long Island Savings Bank:
 6.20%, 4/2/01                                Baa                                 1,900                          1,892
 7%, 6/13/02                                  Baa                                 3,080                          3,157
                                                                                                                 5,049
SECURITIES INDUSTRY - 0.2%
Amvescap PLC yankee 6 3/8%, 5/15/03 (c)       A3                                  1,500                          1,497
TOTAL FINANCE                                                                                                  317,527

NONCONVERTIBLE BONDS - CONTINUED
                                              MOODY'S RATINGS                   PRINCIPAL                    VALUE (NOTE 1)
                                              (UNAUDITED) (A)                   AMOUNT (000S)                (000S)

HOLDING COMPANIES - 0.3%
Norfolk Southern Corp. 6.95%, 5/1/02          Baa                               $ 2,300                      $  2,363
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
POLLUTION CONTROL - 0.6%
WMX Technologies, Inc. 6 1/4%, 10/15/00       Baa                                 4,435                         4,430
MEDIA & LEISURE - 7.9%
BROADCASTING - 5.7%
Continental Cablevision, Inc.:
8 1/2%, 9/15/01                               Baa                                 5,755                         6,112
 8.30%, 5/15/06                               Baa                                   820                           903
TCI Communications, Inc.:
 6 3/8%, 9/15/99                              Baa                                 9,675                         9,704
 7 3/8%, 2/15/00                              Baa                                 6,005                         6,127
Tele Communications, Inc. 9%, 1/2/02          Ba1                                 2,300                         2,484
Time Warner, Inc.:
 7.95%, 2/1/00                                Ba1                                13,775                        14,152
 7 3/4%, 6/15/05                              Ba1                                 6,100                         6,468
                                                                                                               45,950
ENTERTAINMENT - 1.5%
Paramount Communications, Inc.:
5 7/8%, 7/15/00                               Ba2                                 3,420                         3,360
 7 1/2%, 1/15/02                              Ba2                                 1,570                         1,608
Viacom, Inc.:
 6 3/4%, 1/15/03                              Ba2                                 4,595                         4,606
 7 3/4%, 6/1/05                               Ba2                                 2,265                         2,388
  11,962
PUBLISHING - 0.7%
News America Holdings, Inc. 8 5/8%, 2/1/03    Baa                                 5,450                         5,930
TOTAL MEDIA & LEISURE                                                                                          63,842
NONDURABLES - 2.2%
FOODS - 0.8%
Dole Food, Inc. 6 3/4%, 7/15/00               Baa                                 6,300                         6,348

NONCONVERTIBLE BONDS - CONTINUED
                                              MOODY'S RATINGS                  PRINCIPAL                  VALUE (NOTE 1)
                                              (UNAUDITED) (A)                  AMOUNT (000S)               (000S)

NONDURABLES - CONTINUED
TOBACCO - 1.4%
Philip Morris Companies, Inc.:
 7 1/8%, 12/1/99                               A2                              $  7,000                    $    7,107
 7 1/4%, 9/15/01                               A2                                 4,300                         4,418
                                                                                                               11,525
TOTAL NONDURABLES                                                                                              17,873
RETAIL & WHOLESALE - 3.3%
GENERAL MERCHANDISE STORES - 3.3%
Dayton Hudson Corp.:
 10%, 12/1/00                                  Baa                                 2,380                        2,596
 6.80%, 10/1/01                                Baa                                 4,870                        4,957
 9 3/4%, 7/1/02                                Baa                                 2,980                        3,347
Federated Department Stores, Inc.:
 10%, 2/15/01                                  Baa                                 6,530                        7,130
 8 1/8%, 10/15/02                              Baa                                 4,380                        4,654
Penney (J.C.) Co., Inc. 6.95%, 4/1/00          A2                                  3,400                        3,455
                                                                                                               26,139
TECHNOLOGY - 4.2%
COMPUTER SERVICES & SOFTWARE - 0.2%
Computer Associates International, Inc.
6 1/4%, 4/15/03 (c)                            Baa                                 1,760                        1,754
COMPUTERS & OFFICE EQUIPMENT - 4.0%
Comdisco, Inc.:
 6 1/2%, 4/30/99                               Baa                                 6,000                        6,027
 6.86%, 7/29/99                                Baa                                 8,210                        8,288
 7 3/4%, 9/1/99                                Baa                                 4,000                        4,086
 6.55%, 2/4/00                                 Baa                                12,400                       12,510
 5.86%, 4/7/00                                 Baa                                 1,090                        1,081
                                                                                                               31,992
TOTAL TECHNOLOGY                                                                                               33,746
TRANSPORTATION - 0.5%
RAILROADS - 0.5%
CSX Corp. 7.05%, 5/1/02                        Baa                                 3,850                        3,937

NONCONVERTIBLE BONDS - CONTINUED
                                               MOODY'S RATINGS                  PRINCIPAL                 VALUE (NOTE 1)
                                               (UNAUDITED) (A)                  AMOUNT (000S)             (000S)

UTILITIES - 4.8%
CELLULAR - 0.1%
360 Degrees Communications Co.
7 1/8%, 3/1/03                                  Ba1                             $    650                  $       671
ELECTRIC UTILITY - 2.0%
Avon Energy Partners Holdings
 6.73%, 12/11/02 (c)                            Baa                                2,800                        2,833
Indiana Michigan Power Co. 6.40%, 3/1/00        Baa                                5,500                        5,525
Ohio Edison Co. 7 3/8%, 9/15/02                 Baa                                2,900                        3,002
Philadelphia Electric Co. 5 5/8%, 11/1/01       Baa                                2,200                        2,160
Texas Utilities Electric Co. 7 3/8%, 11/1/99    Baa                                2,700                        2,749
                                                                                                               16,269
GAS - 0.3%
Arkla, Inc. 8 7/8%, 7/15/99                     Baa                                2,500                        2,583
TELEPHONE SERVICES - 2.4%
Cable & Wireless Communications PLC
6 3/8%, 3/6/03                                  Baa                                3,760                        3,761
MCI Communications Corp. 7 1/2%, 8/20/04        Baa                                4,300                        4,536
Teleport Communications Group, Inc.:
 9 7/8%, 7/1/06                                 Baa                                1,800                        2,048
 0%, 7/1/07 (b)                                 Baa                                3,340                        2,872
WorldCom, Inc.:
 9 3/8%, 1/15/04                                Baa                                3,333                        3,538
 8 7/8%, 1/15/06                                Baa                                1,881                        2,050
                                                                                                               18,805
TOTAL UTILITIES                                                                                                38,328
TOTAL NONCONVERTIBLE BONDS
(Cost $526,991)                                                                                               529,909
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 15.0%
U.S. TREASURY OBLIGATIONS - 11.7%
6 3/8%, 7/15/99                                 Aaa                               80,735                       81,482
5 5/8%, 11/30/99                                Aaa                                8,270                        8,274
6 7/8%, 3/31/00                                 Aaa                                4,200                        4,296
                                                                                                               94,052

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
                                               MOODY'S RATINGS                   PRINCIPAL               VALUE (NOTE 1)
                                               (UNAUDITED) (A)                   AMOUNT (000S)           (000S)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.3%
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
  Class T-3, 9 5/8%, 5/15/02                    Aaa                             $  1,055                  $     1,111
  Class 1-C, 9 1/4%, 11/15/01                   Aaa                               16,878                       17,850
Guaranteed Export Trust Certificates
(assets of Trust guaranteed by U.S.
Government through
Export-Import Bank):
  Series 1994-C, 6.61%, 9/15/99                 Aaa                                  245                          246
  Series 1995-A, 6.28%, 6/15/04                 Aaa                                4,588                        4,631
Israel Export Trust Certificates
(assets of Trust guaranteed by
U.S. Government through
Export-Import Bank) Series 1994-1,
6.88%, 1/26/03                                  Aaa                                1,553                        1,587
Private Export Funding Corp. secured
6.86%, 4/30/04                                  Aaa                                1,029                        1,057
                                                                                                               26,482
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $120,749)                                                                                               120,534
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 4.8%
FANNIE MAE - 2.3%
 6 1/2%, 1/1/13 to 2/1/13                       Aaa                               17,054                       17,113
 11 1/2%, 11/1/15                               Aaa                                1,222                        1,376
                                                                                                               18,489
FREDDIE MAC - 0.4%
 7%, 5/1/01 to 8/1/01                           Aaa                                2,544                        2,575
 12%, 11/1/19                                   Aaa                                  317                          365
                                                                                                                2,940
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.1%
 9 1/2%, 3/15/16 to 12/15/20                    Aaa                                5,382                        5,844
 11%, 12/15/09 to 8/15/20                       Aaa                                5,949                        6,654
 11 1/2%, 4/15/13 to 8/15/13                    Aaa                                1,952                        2,221
 12%, 2/15/16                                   Aaa                                1,929                        2,231
                                                                                                               16,950
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $41,268)                                                                                                 38,379
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%

                                               MOODY'S RATINGS                   PRINCIPAL                 VALUE (NOTE 1)
                                               (UNAUDITED) (A)                   AMOUNT (000S)             (000S)

PRIVATE SPONSOR - 0.3%
GE Capital Mortgage Services, Inc. planned
mortization class Series 1994-2 Class A-4,
6%, 1/25/09 (Cost $2,269)                       Aaa                             $  2,320                    $   2,309
COMMERCIAL MORTGAGE SECURITIES - 6.9%
Allied Capital Commercial Mortgage Trust
sequential pay Series 1998-1 Class A, 6.31%,
5/25/03 (c)                                     Aaa                                5,619                        5,559
Bankers Trust Remic Trust 1988-1 floater
Series 1998-S1A Class D, 6.5375%,
11/28/02 (c)(d)                                 Baa                                6,715                        6,689
BKB Commercial Mortgage Trust Series 1997-C1
Class B, 7.218%, 2/25/43 (c)(d)                 AA                                 5,090                        5,081
Blackrock Capital Funding LLC Series 1996
 Class C2, 6.5375%, 11/16/26 (c)(d)             Aaa                                  216                          216
CBM Funding Corp. sequential pay Series 1996-1:
 Class A-1, 7.55%, 7/1/99                       AA                                   244                          247
 Class A-2, 6.88%, 7/1/02                       AA                                 2,170                        2,202
CS First Boston Mortgage Securities Corp.
sequential pay Series 1997-SPICE Class A,
6.653%, 6/20/03 (c)  -                                                             8,766                        8,790
DLJ Commercial Mortgage Corp. floater
Series 1998-STFA Class A-3, 7.2263%,
12/8/00 (c)(d)                                  A2                                 2,740                        2,740
Equitable Life Assurance Society of the United
States floater Series 174 Class D-2, 6.7063%,
5/15/03 (c)(d)                                  Baa                                2,300                        2,299
Federal Deposit Insurance Corp. Series 1996-C1:
 Class 1A, 6.75%, 5/25/26                       Aaa                                5,711                        5,720
 Class II-A2, 7.85%, 9/25/25                    Aaa                                1,830                        1,842
Kidder Peabody Acceptance Corp. sequential
pay, Series 1993-M1 Class A-2, 7.15%,
4/25/25                                         Aa2                                1,441                        1,426
Nomura Asset Securities Corp. floater
Series 1994-MD-II Class A-6, 6.9175%
7/4/03 (d)  -                                                                      2,808                        2,815
Oregon Commercial Mortgage, Inc.
Series 1995-1 Class A, 7.15%, 6/25/26 (c)(d)    AAA                                1,084                        1,082
Resolution Trust Corp. floater:
Series 1993-C2 Class A-2, 6.2375%
 3/25/25 (d)                                    Aaa                                  303                          303
 Series 1994-C1 Class A-3, 6.2375%,
 6/25/26 (d)                                    Aaa                                1,558                        1,560

COMMERCIAL MORTGAGE SECURITIES - CONTINUED
                                               MOODY'S RATINGS                    PRINCIPAL                  VALUE (NOTE 1)
                                               (UNAUDITED) (A)                    AMOUNT (000S)              (000S)

Structured Asset Securities Corp.:
Series 1996-C3 Class A, 6 3/4%,
 6/25/30 (c)                                    AAA                              $ 1,838                     $  1,846
 Series 1998-C2A Class C, 6.0865%,
 1/25/13 (d)                                    AAA                                5,400                        5,398
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $55,893)                                                                                                 55,815
FOREIGN GOVERNMENT OBLIGATIONS (E) - 1.0%
Ontario Province:
 6 1/8%, 6/28/00                                Aa3                                2,700                        2,705
 5 3/4%, 11/7/00                                Aa3                                2,740                        2,724
 8 1/2%, 2/28/01                                Aa3                                2,500                        2,653
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $8,125)                                                                                                   8,082
SUPRANATIONAL OBLIGATIONS - 2.0%
African Development Bank:
 9.30%, 7/1/00                                  Aa1                               10,270                       10,939
 7 3/4%, 12/15/01                               Aa1                                5,090                        5,355
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $16,396)                                                                                                 16,294
CERTIFICATES OF DEPOSIT - 1.2%
Canadian Imperial Bank of Commerce
NY Branch yankee 6.20%, 8/1/00
(Cost $9,821)                                   Aa3                                9,800                        9,837
CASH EQUIVALENTS - 2.8%
                                                                                MATURITY
                                                                                AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.50%, dated
4/30/98 due 5/1/98 (Cost $22,717)                                              $  22,720                      22,717
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $804,229)                                                                                            $ 803,876


LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $70,591,000 or 8.7% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS                  S&P RATINGS
Aaa, Aa, A 60.7%                 AAA, AA, A 58.2%
Baa        28.8%                 BBB        32.5%
Ba          4.7%                 BB          1.5%
B           0.0%                 B           0.6%
Caa         0.0%                 CCC         0.0%
Ca, C       0.0%                 CC, C       0.0%
                                 D           0.0%

For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1.4%.

INCOME TAX INFORMATION

At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $804,254,000. Net unrealized depreciation aggregated $378,000, of which $2,521,000 related to appreciated investment securities and $2,899,000 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending April 30, 1999 approximately $308,000 of losses recognized during the period November 1, 1997 to April 30, 1998.

At April 30, 1998, the fund had a capital loss carryforward of approximately $166,788,000 of which $2,771,000, $2,248,000,
$18,091,000, $55,095,000, $74,079,000, $6,241,000, and $8,263,000 will expire on April 30, 1999, 2000, 2002, 2003, 2004, 2005, and 2006,
respectively. Of the loss carryforwards expiring in 2000, 2002, and 2003, $2,248,000, $13,718,000, and $15,805,000, respectively, were acquired in the merger and are available to offset future capital gains of the fund to the extent provided by regulations (see Note 6 of Notes to Financial Statements).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                         APRIL 30,
                                          1998

ASSETS

Investment in securities, at              $ 803,876
value (including repurchase
agreements of $22,717) (cost
$804,229) -  See
accompanying schedule

Cash                                       2,597

Receivable for investments                 83,046
sold

Receivable for fund shares                 408
sold

Interest receivable                        10,541

Other receivables                          12

 TOTAL ASSETS                              900,480

LIABILITIES

Payable for investments         $ 89,326
purchased

Payable for fund shares          1,429
redeemed

Distributions payable            388

Accrued management fee           294

Other payables and accrued       255
expenses

 TOTAL LIABILITIES                         91,692

NET ASSETS                                $ 808,788

Net Assets consist of:

Paid in capital                           $ 980,317

Distributions in excess of                 (4,027)
net investment income

Accumulated undistributed net              (167,149)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (353)
(depreciation) on investments

NET ASSETS, for 92,984 shares             $ 808,788
outstanding

NET ASSET VALUE, offering                  $8.70
price and redemption price
per share ($808,788 (divided
by) 92,984 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                    YEAR
                                        ENDED
                                        APRIL 30, 1998

INVESTMENT INCOME                       $ 61,470
Interest

EXPENSES

Management fee                 $ 3,862

Transfer agent fees             1,885

Accounting fees and expenses    283

Non-interested trustees'        18
compensation

Custodian fees and expenses     44

Registration fees               37

Audit                           69

Legal                           12

Miscellaneous                   6

 Total expenses before          6,216
reductions

 Expense reductions             (40)     6,176

NET INVESTMENT INCOME                    55,294

REALIZED AND UNREALIZED GAIN             (2,546)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                 6,400
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                          3,854

NET INCREASE (DECREASE) IN              $ 59,148
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             YEAR ENDED  APRIL 30, 1998  YEAR ENDED  APRIL 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 55,294                    $ 63,210
income

 Net realized gain (loss)         (2,546)                     (10,878)

 Change in net unrealized         6,400                       3,881
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       59,148                      56,213
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (54,671)                    (62,498)
From net investment income

 Return of capital                -                           (536)

 TOTAL DISTRIBUTIONS              (54,671)                    (63,034)

Share transactions Net            337,273                     305,603
proceeds from sales of shares

 Net asset value of shares        -                           86,310
issued in exchange for the
net assets of Fidelity
Short-Term World Bond Fund

 Reinvestment of distributions    49,278                      56,510

 Cost of shares redeemed          (504,130)                   (568,209)

 NET INCREASE (DECREASE) IN       (117,579)                   (119,786)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (113,102)                   (126,607)
IN NET ASSETS

NET ASSETS

 Beginning of period              921,890                     1,048,497

 End of period (including        $ 808,788                   $ 921,890
distributions in excess of
net investment income of
$4,027 and $4,781,
respectively)

OTHER INFORMATION
Shares

 Sold                             38,753                      35,124

 Issued in exchange for the       -                           9,875
shares of   Fidelity
Short-Term World Bond Fund

 Issued in reinvestment of        5,662                       6,498
distributions

 Redeemed                         (57,922)                    (65,293)

 Net increase (decrease)          (13,507)                    (13,796)



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED APRIL 30,

                                 1998                   1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 8.660                $ 8.720  $ 8.720  $ 9.080  $ 9.510
of period

Income from Investment            .546 B                 .558 B   .579     .344     .588
Operations Net investment
income

 Net realized and                 .033                   (.061)   (.020)   (.156)   (.392)
unrealized gain (loss)

 Total from investment            .579                   .497     .559     .188     .196
operations



Less Distributions

 From net investment income       (.539)                 (.552)   (.504)   (.430)   (.592)

 In excess of net investment      -                      -        -        -        (.034)
 income

 Return of capital                -                      (.005)   (.055)   (.118)   -

 Total distributions              (.539)                 (.557)   (.559)   (.548)   (.626)

Net asset value, end of period   $ 8.700                $ 8.660  $ 8.720  $ 8.720  $ 9.080

TOTAL RETURN A                    6.86%                  5.86%    6.52%    2.17%    1.99%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 809                  $ 922    $ 1,048  $ 1,304  $ 1,962
(in millions)

Ratio of expenses to average      .70%                   .70%     .69%     .69%     .80%
net assets

Ratio of expenses to average      .70%                   .70%     .68% C   .69%     .80%
net assets after expense
reductions

Ratio of net investment           6.26%                  6.41%    6.37%    6.37%    6.70%
income  to average net assets

Portfolio turnover rate           117%                   104% D   151%     113%     73%


G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Short-Term Bond Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period ended April 30, 1997 the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities

2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED

remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $995,740,000 and $1,118,388,000, respectively, of which U.S. government and government agency obligations aggregated
$538,854,000 and $605,330,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000 and $31,000, respectively, under these arrangements.
Effective June 27, 1998, FMR voluntarily agrees to reimburse the fund's operating

5. EXPENSE REDUCTIONS -
CONTINUED

expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .65% of average net assets.

6. MERGER INFORMATION.

On October 31, 1996, the fund acquired all of the assets and assumed all of the liabilities of Fidelity Short-Term World Bond Fund. The acquisition, which was approved by the shareholders of Fidelity Short-Term World Bond Fund on October 11, 1996, was accomplished by an exchange of 9,875,000 shares of the fund for the 9,626,000 shares then outstanding (each valued at $8.97) of Fidelity Short-Term World Bond Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity Short-Term World Bond Fund's net assets, including $190,000 of unrealized depreciation, were combined with the fund for total net assets after the acquisition of $1,009,513,000.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Short-Term Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Fixed-Income Trust: Fidelity Short-Term Bond Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Fixed-Income Trust: Fidelity Short-Term Bond Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 18, 1998

DISTRIBUTIONS

A total of 17.54% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

STP-ANN-0698  55623
703606

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Securities
Intermediate Bond
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark)  Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Strategic Income
Target Timeline(trademark) 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SUPPLEMENT TO THE SPARTAN(registered trademark) SHORT-TERM BOND FUND AND SPARTAN INVESTMENT GRADE BOND FUND NOVEMBER 24,1998 PROSPECTUS

The following information replaces the first sentence in the "Who May Want to Invest" section on page 4.

PROPOSED REORGANIZATION. The Board of Trustees of Spartan Short-Term Bond Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Short-Term Bond Fund solely in exchange for the number of shares of Fidelity Short-Term Bond Fund equal in value to the relative net asset value of the outstanding shares of Spartan Short-Term Bond Fund. Following such exchange, Spartan Short-Term Bond Fund will distribute the Fidelity Short-Term Bond Fund shares to its shareholders pro rata, in liquidation of Spartan Short-Term Bond Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Short-Term Bond Fund will be held on June 16, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Short-Term Bond Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Short-Term Bond Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about June 24, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Spartan Short-Term Bond Fund shareholders fail to approve the Agreement, Spartan Short-Term Bond Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Short-Term Bond Fund.

The following information replaces similar information found in the "Expenses" section on page 6.

SPARTAN SHORT-TERM BOND

Management fee                  0.65%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.65%

SPARTAN INVESTMENT GRADE BOND

Management fee (after          0.50%
reimbursement)

12b-1 fee                      None

Other expenses                 0.00%

Total fund operating expenses  0.50%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

SPARTAN SHORT-TERM BOND
1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

SPARTAN INVESTMENT GRADE BOND
1 year    $ 5

3 years   $ 16

5 years   $ 28

10 years  $ 63

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective January 1, 1999, FMR has voluntarily agreed to reimburse Spartan Investment Grade Bond to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.50% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.65%, 0.00% and 0.65%, respectively for Spartan Investment Grade Bond.

The following information replaces similar information found in the "How to Buy Shares" section on page 24.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT

For Spartan Short-Term Bond               $10,000

For Spartan Investment Grade Bond         $25,000

TO ADD TO AN ACCOUNT

For Spartan Short-Term Bond               $1,000

Through regular investment plansB         $500

For Spartan Investment Grade Bond         $1,000

For certain Fidelity retirement accountsA $1,000

Through regular investment plansB         $500

MINIMUM BALANCE

For Spartan Short-Term Bond               $5,000

For Spartan Investment Grade Bond         $10,000

A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 28.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated November 24, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

SST/SIG-pro-1198
1.701517.10

SPARTAN(REGISTERED TRADEMARK)
SHORT-TERM
BOND
FUND
(FUND NUMBER 449, TRADING SYMBOL FTBDX)

AND

SPARTAN
INVESTMENT
GRADE BOND
FUND
(FUND NUMBER 448, TRADING SYMBOL FSIBX)

Each fund invests mainly in investment-grade debt securities. Spartan Short-Term Bond seeks high current income with preservation of capital. Spartan Investment Grade Bond seeks high current income from securities with longer maturities.

PROSPECTUS
NOVEMBER 24, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109





CONTENTS


KEY FACTS                4   THE FUNDS AT A GLANCE

                         5   WHO MAY WANT TO INVEST

                         6   EXPENSES Each fund's yearly
                             operating expenses.

                         9   FINANCIAL HIGHLIGHTS A
                             summary of each fund's
                             financial data.

                         12  PERFORMANCE How each fund has
                             done over time.

THE FUNDS IN DETAIL      15  CHARTER How each fund is
                             organized.

                         15  INVESTMENT PRINCIPLES AND
                             RISKS Each fund's overall
                             approach to investing.

                         17  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             18  DOING BUSINESS WITH FIDELITY

                         18  TYPES OF ACCOUNTS Different
                             ways to set up your account,
                             including tax-advantaged
                             retirement plans.

                         20  HOW TO BUY SHARES Opening an
                             account and making
                             additional investments.

                         24  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         28  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  29  DIVIDENDS, CAPITAL GAINS, AND
POLICIES                     TAXES

                         31  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         32  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE

MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the funds.

As with any mutual fund, there is no assurance that a fund will achieve its goal.

SPARTAN SHORT-TERM BOND

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in investment-grade debt securities while maintaining an average maturity of three years or less. FMR uses the Lehman Brothers 1-3 Year Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of September 30, 1998, the fund had over $357 million in assets.

SPARTAN INVESTMENT GRADE BOND

GOAL: High current income.

STRATEGY: Normally invests in investment-grade debt securities. FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of September 30, 1998, the fund had over $1 billion in assets.

WHO MAY WANT TO INVEST

FMR anticipates presenting a proposal to the Board of Trustees of Spartan Short-Term Bond Fund requesting their approval to present shareholders of the fund a proposal to merge the fund into Fidelity Short-Term Bond fund. Effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $1 billion invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.

These funds may be appropriate for investors who seek high current income with a focus on investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. Spartan Short-Term Bond is designed to offer greater share price stability by investing in shorter-term securities. Spartan Investment Grade Bond, because it can invest in securities with any maturity, has the potential for higher yields, but also carries more risk.

The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. The funds' investments are also subject to prepayment risk, which can lower the funds' yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

(checkmark)THE SPECTRUM OF
FIDELITY FUNDS

Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The funds
in this prospectus are in the
INCOME category.

(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.

(right arrow) INCOME Seeks income by
investing in bonds.

(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.

(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 33, for an explanation of how and when these charges apply.

Sales charge on purchases and  None
reinvested distributions

Deferred sales charge on       None
redemptions

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for each fund with certain limited exceptions. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page 18).

The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.

SPARTAN SHORT-TERM BOND
Management fee (after           0.38%
reimbursement)

12b-1 fee                       None

Other expenses                  None

Total fund operating expenses   0.38%

SPARTAN INVESTMENT GRADE BOND
Management fee (after           0.38%
reimbursement)

12b-1 fee                       None

Other expenses                  None

Total fund operating expenses   0.38%










(checkmark)UNDERSTANDING
EXPENSES

Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
Each fund's management fee
is paid from the fund's assets,
and its effect is already
factored into any quoted
share price or return. Other
expenses are paid by FMR
out of the fund's management
fee. Also, as an investor, you
may pay certain expenses
directly.

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

SPARTAN SHORT-TERM BOND
1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

SPARTAN INVESTMENT GRADE BOND
1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

Effective March 1, 1997, FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets through December 31, 1998. If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.65%, 0.00%, and 0.65%, respectively for Spartan Short-Term Bond and 0.60%, 0.00% and 0.60%, respectively for Spartan Investment Grade Bond.

Effective January 1, 1999, FMR has voluntarily agreed to reimburse Spartan Investment Grade Bond to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.50% of its average net assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact
Fidelity for a free copy of an Annual Report or the SAI.

SPARTAN SHORT-TERM BOND

Selected Per-Share Data and
Ratios

Years ended September 30     1998     1997     1996     1995     1994     1993E

Net asset value, beginning   $ 9.050  $ 9.020  $ 9.130  $ 9.330  $ 9.990  $ 10.000
of period

Income from Investment        .579B    .588B    .598     .584     .574     .747
Operations  Net investment
income

 Net realized and             .063     .025     (.112)   (.199)   (.604)   (.009)
unrealized gain (loss)

 Total from investment        .642     .613     .486     .385     (.030)   .738
operations

Less Distributions  From      (.572)   (.583)   (.596)   (.443)   (.477)   (.747)
net investment income

 In excess of net             --       --       --       --       (.033)   (.001)
investment income

 In excess of net realized    --       --       --       --       (.010)   --
gain

 Return of capital           --       --       --       (.142)   (.110)   --

 Total distributions         (.572)   (.583)   (.596)   (.585)   (.630)   (.748)

Net asset value, end of     $ 9.120  $ 9.050  $ 9.020  $ 9.130  $ 9.330  $ 9.990
period

Total returnA                7.33%    7.00%    5.47%    4.35%    (.32)%   7.69%

Net assets, end of period   $ 358    $ 287    $ 344    $ 522    $ 798    $ 1,471
(In millions)

Ratio of expenses to         .38%C    .50%C    .65%     .65%     .54%C    .20%C
average net assets

Ratio of expenses to         .38%     .50%     .64%D    .65%     .54%     .20%
average net assets after
expense reductions

Ratio of net investment      6.40%    6.50%    6.52%    6.45%    6.42%    7.32%
income to average net assets

Portfolio turnover rate      117%     105%     134%     159%     97%      112%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FOR THE PERIOD OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993.

SPARTAN INVESTMENT GRADE BOND

Selected Per-Share Data
and Ratios

Years ended September 30    1998      1997      1996      1995      1994      1993D

Net asset value, beginning  $ 10.250  $ 9.980   $ 10.170  $ 9.510   $ 10.940  $ 10.000
of period

Income from Investment       .634B     .640B     .655      .693      .668      .799
Operations  Net investment
income

 Net realized and            .453      .273      (.211)    .673      (1.384)   .940
unrealized gain (loss)

 Total from investment       1.087     .913      .444      1.366     (.716)    1.739
operations

Less Distributions  From     (.637)    (.643)    (.634)    (.686)    (.704)    (.798)
net investment income

 In excess of net            --        --        --        --        --        (.001)
investment income

 In excess of net realized   --        --        --        (.020)    (.010)    --
gain

 Total distributions         (.637)    (.643)    (.634)    (.706)    (.714)    (.799)

Net asset value, end of     $ 10.700  $ 10.250  $ 9.980   $ 10.170  $ 9.510   $ 10.940
period

Total returnA                10.95%    9.43%     4.46%     14.94%    (6.75)%   18.17%

Net assets, end of period   $ 1,220   $ 551     $ 344     $ 148     $ 106     $ 129
(In millions)

Ratio of expenses to         .38%C     .48%C     .65%      .65%      .65%      .65%
average net assets

Ratio of net investment      6.11%     6.36%     6.35%     6.92%     6.90%     7.58%
income to average net assets

Portfolio turnover rate      222%      194%      169%      147%      44%       55%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FOR THE PERIOD OCTOBER 1, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1993.

PERFORMANCE

Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account. Each fund's fiscal year runs from October 1 through September 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

(checkmark)UNDERSTANDING
PERFORMANCE

Because these funds invest in
fixed-income securities, their
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term bond
funds.

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended           Past 1 year  Past 5 years  Life of fundA
September 30, 1998

Spartan Short-Term Bond         7.33%        4.73%         5.22%

Lehman Bros. 1-3 Yr.            7.87%        5.98%        n/a
Gov't/Corp. Bond Index

Lipper Sht. Inv. Gr. Debt       6.68%        5.43%        n/a
Funds Avg.

Spartan Investment Grade Bond   10.95%       6.33%         8.22%

Lehman Bros. Aggregate Bond     11.51%       7.21%         7.58%
Index

Lipper Intermediate             10.02%       6.31%        n/a
Investment Grade Debt Funds
Average

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended           Past 1 year  Past 5 years  Life of fundA
September 30, 1998

Spartan Short-Term Bond         7.33%        25.98%        35.67%

Lehman Bros. 1-3 Yr.            7.87%        33.67%       n/a
Gov't/Corp. Bond Index

Lipper Sht. Inv. Gr. Debt       6.68%        30.31%       n/a
Funds Avg.

Spartan Investment Grade Bond   10.95%       35.94%        60.64%

Lehman Bros. Aggregate Bond     11.51%       41.66%        54.99%
Index

Lipper Intermediate             10.02%       35.84%       n/a
Investment Grade Debt Funds
Average

A FROM OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS)

If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.

EXPLANATION OF TERMS

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                         1993    1994    1995    1996   1997
SPARTAN INVESTMENT GRADE BOND          15.76%  -5.17%  18.61%  3.12%  9.28%
Lehman Brothers Aggregate
Bond Index                             9.75%   -2.92%  18.47%  3.63%  9.65%
Lipper Intermediate
Investment Grade
Debt Funds Average                     13.67%  -4.69%  20.24%  3.19%  8.57%
Consumer Price Index Percentage (%)    2.75%   2.67%   2.54%   3.32%  1.70%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 15.76
Row: 7, Col: 1, Value: -5.17
Row: 8, Col: 1, Value: 18.61
Row: 9, Col: 1, Value: 3.12
Row: 10, Col: 1, Value: 9.279999999999999
Spartan Investment
Grade Bond

YEAR-BY-YEAR TOTAL RETURNS

Calendar years                        1993    1994    1995    1996    1997
SPARTAN SHORT-TERM BOND               9.01%   -4.62%  9.94%   5.03%   6.54%
Lehman Brothers 1-3 year
Government Corporate Bond Index       5.55%   0.55%   10.96%  5.14%   6.66%
Lipper Short Investment Grade Debt
Funds Average                         6.45%   -0.44%  9.83%   4.64%   6.19%
Consumer Price Index Percentage (%)   2.75%   2.67%   2.54%   3.32%   1.70%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 9.01
Row: 7, Col: 1, Value: -4.62
Row: 8, Col: 1, Value: 9.94
Row: 9, Col: 1, Value: 6.03
Row: 10, Col: 1, Value: 6.54
Spartan Short-Term
Bond

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A
CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

THE COMPETITIVE FUNDS AVERAGES are the Lipper Short Investment Grade
Debt Funds Average and Lipper Intermediate Investment Grade Debt Funds
Average for Spartan Short-Term Bond and Spartan Investment Grade Bond, respectively. As of September 30, 1998, the averages reflected the performance of 100 and 218 mutual funds with similar investment objectives, respectively. These averages, published by Lipper
Analytical Services, Inc., exclude the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.

THE FUNDS IN DETAIL


CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

FMR AND ITS AFFILIATES

The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR
U.K.), in London, England, serves as a sub-adviser for each fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR
Far East), in Tokyo, Japan, serves as a sub-adviser for each fund.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.

Andrew Dudley is Vice President and manager of Spartan Short-Term
Bond, which he has managed since February 1997. He also manages other
Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.

Kevin Grant is Vice President and manager of Spartan Investment Grade
Bond, which he has managed since February 1997. He also manages several other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far
East and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.

INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.

ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.

PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.

FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.

SPARTAN SHORT-TERM BOND seeks high current income by investing in U.S.
dollar-denominated investment-grade debt securities under normal conditions. The benchmark index for the fund is the Lehman Brothers
1-3 Year Government/Corporate Bond Index, a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages the fund to have similar overall interest rate risk to the index. As of September 30, 1998, the dollar-weighted average maturity of the fund and the index was approximately 2.4 and 1.9 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of three years or less.

SPARTAN INVESTMENT GRADE BOND seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. The benchmark index for the fund is the Lehman
Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of September 30, 1998, the dollar-weighted average maturity of the fund and the index was approximately 7.8 and 8.5 years, respectively.

In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

Each fund normally invests in U.S. dollar-denominated investment-grade debt securities. The funds differ primarily with respect to the maturity of their investments and therefore their sensitivity to interest rate changes. Although each fund can invest in securities of any maturity, Spartan Investment Grade Bond generally maintains a longer average maturity. As a result, Spartan Investment Grade Bond will tend to have greater share price fluctuation.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

RESTRICTIONS: Each fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff
& Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged to be of equivalent quality by FMR.

U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S.
Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile.
Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
U.S. Treasury securities that have been stripped by a Federal Reserve
Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.

 RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest more than 5% of the securities of any one issuer. This limitation does not apply to U.S. Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

SPARTAN INVESTMENT GRADE BOND seeks a high level of current income.

SPARTAN SHORT-TERM BOND seeks a high level of current income.

With respect to 75% of total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.

FMR in turn pays fees to affiliates who provide assistance with these services.

FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease a fund's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of each fund with limited exceptions.

Spartan Short-Term Bond's and Spartan Investment Grade Bond's annual management fee rate is 0.65% and 0.60%, respectively, of its average net assets.

For the fiscal year ended September 30, 1998, each fund paid a management fee of 0.38% of the fund's average net assets, after reimbursement.

On June 27, 1998, FMR reduced the management fee rate for Spartan
Investment Grade Bond from 0.65% to 0.60%.

Effective March 1, 1997, FMR has voluntarily agreed to limit each fund's total operating expenses to an annual rate of 0.38% of average net assets. This agreement will continue until December 31, 1998.

Effective January 1, 1999, FMR has voluntarily agreed to limit Spartan
Investment Grade Bond's total operating expenses to an annual rate of 0.50% of average net assets.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.

Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

FSC is the transfer and service agent for the funds. FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends. FMR, not the funds, pays for these services.

Each fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.

Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the funds' shares.
Currently, the Board of Trustees has authorized such payments.

For the fiscal year ended September 30, 1998 the portfolio turnover rates for Spartan Short-Term Bond and Spartan Investment Grade Bond were 117% and 222%, respectively. These rates vary from year to year.
High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.

To reach Fidelity for general information, call these numbers:

(small solid bullet) For mutual funds, 1-800-544-8888

(small solid bullet) For brokerage, 1-800-544-7272

If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.

If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS

You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.

You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed in the table that follows.

(checkmark)FIDELITY FACTS

Fidelity offers the broadest
selection of mutual funds
in the world.

(solid bullet) Number of Fidelity mutual funds: over 223

(solid bullet) Assets in Fidelity mutual funds: over $572 billion

(solid bullet) Number of shareholder
accounts: over 38 million

(solid bullet) Number of investment
analysts and portfolio
managers: over 260

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.)
Contributions may be tax-deductible, subject to certain income limits.
(solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth
Conversion IRA. Eligibility is subject to certain income limits.
Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 37. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.

IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's
Web site at www.fidelity.com for an application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:

(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another
Fidelity fund.

IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application.
Retirement investing also involves its own investment procedures. Call
1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.

If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT

For Spartan Short-Term Bond               $10,000

For Spartan Investment Grade Bond         $25,000

TO ADD TO AN ACCOUNT

For Spartan Short-Term Bond               $1,000

Through regular investment plansB         $500

For Spartan Investment Grade Bond         $1,000

For certain Fidelity retirement accountsA $25,000

Through regular investment plansB         $500

MINIMUM BALANCE

For Spartan Short-Term Bond               $5,000

For Spartan Investment Grade Bond         $10,000

C FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER
IRA, SEP-IRA, AND KEOGH ACCOUNTS.
D FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE 33.

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory
ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

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                                                                               TO OPEN AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.









The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.










Mail (mail_graphic)                                                            (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.





In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your application and check
                                                                               to a Fidelity Investor
                                                                               Center. Call 1-800-544-9797
                                                                               for the center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Call
                                                                               1-800-544-7777 to set up
                                                                               your account and to arrange
                                                                               a wire transaction. Not
                                                                               available for retirement
                                                                               accounts.

                                                                               (small solid bullet) Wire
                                                                               within 24 hours to: Bankers
                                                                               Trust Company, Bank Routing
                                                                               #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your new account
                                                                               number and your name.

Automatically (automatic_graphic)                                              (small solid bullet) Not
                                                                               available.









(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118



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
                                                                               TO ADD TO AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.

                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Call before your
                                                                               first use to verify that
                                                                               this service is in place on
                                                                               your account. Maximum Money
                                                                               Line: up to $100,000.

The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.

                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Visit Fidelity's
                                                                               Web site before your first
                                                                               use to verify that this
                                                                               service is in place on your
                                                                               account. Maximum Money Line:
                                                                               up to $100,000.

Mail (mail_graphic)                                                            (small solid bullet) Make
                                                                               your check payable to the
                                                                               complete name of the fund.
                                                                               Indicate your fund account
                                                                               number on your check and
                                                                               mail to the address printed
                                                                               on your account statement.

                                                                               (small solid bullet) Exchange
                                                                               by mail: call 1-800-544-6666
                                                                               for instructions.

In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your check to a Fidelity
                                                                               Investor Center. Call
                                                                               1-800-544-9797 for the
                                                                               center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Not
                                                                               available for retirement
                                                                               accounts.

                                                                               (small solid bullet) Wire to:
                                                                               Bankers Trust Company, Bank
                                                                               Routing #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your account
                                                                               number and your name.





Automatically (automatic_graphic)                                              (small solid bullet) Use
                                                                               Fidelity Automatic Account
                                                                               Builder. Sign up for this
                                                                               service when opening your
                                                                               account, visit Fidelity's
                                                                               Web site at www.fidelity.com
                                                                               to obtain the form to add
                                                                               the service, or call
                                                                               1-800-544-6666 to add the
                                                                               service.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site.
Call 1-800-544-6666 for a retirement distribution form.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$5,000 worth of shares in the account for Spartan Short-Term Bond and $10,000 for Spartan Investment Grade Bond to keep it open.

TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,

(small solid bullet) Your account registration has changed within the last 30 days,

(small solid bullet) The check is being mailed to a different address than the one on your account (record address),

(small solid bullet) The check is being made payable to someone other than the account owner, or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.

Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING

If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

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
                                                                               ACCOUNT TYPE

Phone 1-800-544-7777 (phone_graphic)                                           All account types except
                                                                               retirement

                                                                               All account types









Mail or in Person (mail_graphic)(hand_graphic)                                 Individual, Joint Tenant,
                                                                               Sole Proprietorship, UGMA,
                                                                               UTMA
                                                                               Retirement account
                                                                               Trust
                                                                               Business or Organization

                                                                               Executor, Administrator,
                                                                               Conservator, Guardian

























Wire (wire_graphic)                                                            All account types except
                                                                               retirement












Check (check_graphic)                                                          All account types






(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118



                                                                               SPECIAL REQUIREMENTS

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Maximum
                                                                               check request: $100,000.

                                                                               (small solid bullet) For
                                                                               Money Line transfers to your
                                                                               bank account; minimum: $10;
                                                                               maximum: up to $100,000.

                                                                               (small solid bullet) You may
                                                                               exchange to other Fidelity
                                                                               funds if both accounts are
                                                                               registered with the same
                                                                               name(s), address, and
                                                                               taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)                                 (small solid bullet) The
                                                                               letter of instruction must
                                                                               be signed by all persons
                                                                               required to sign for
                                                                               transactions, exactly as
                                                                               their names appear on the
                                                                               account.

                                                                               (small solid bullet) The
                                                                               account owner should
                                                                               complete a retirement
                                                                               distribution form. Call
                                                                               1-800-544-6666 to request one.

                                                                               (small solid bullet) The
                                                                               trustee must sign the letter
                                                                               indicating capacity as
                                                                               trustee. If the trustee's
                                                                               name is not in the account
                                                                               registration, provide a copy
                                                                               of the trust document
                                                                               certified within the last 60
                                                                               days.

                                                                               (small solid bullet) At least
                                                                               one person authorized by
                                                                               corporate resolution to act
                                                                               on the account must sign the
                                                                               letter.

                                                                               (small solid bullet) Include
                                                                               a corporate resolution with
                                                                               corporate seal or a
                                                                               signature guarantee.

                                                                               (small solid bullet) Call
                                                                               1-800-544-6666 for
                                                                               instructions.

Wire (wire_graphic)                                                            (small solid bullet) You must
                                                                               sign up for the wire feature
                                                                               before using it. To verify
                                                                               that it is in place, call
                                                                               1-800-544-6666. Minimum
                                                                               wire: $5,000.

                                                                               (small solid bullet) Your
                                                                               wire redemption request must
                                                                               be received in proper form
                                                                               by Fidelity before 4:00 p.m.
                                                                               Eastern time for money to be
                                                                               wired on the next business
                                                                               day.

Check (check_graphic)                                                          (small solid bullet) Minimum
                                                                               check: $1,000.

                                                                               (small solid bullet) All
                                                                               account owners must sign a
                                                                               signature card to receive a
                                                                               checkbook.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES

Fidelity provides a variety of services to help you manage your account.

INFORMATION SERVICES

FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

(checkmark)24-HOUR SERVICE

ACCOUNT ASSISTANCE
1-800-544-6666

ACCOUNT TRANSACTIONS
1-800-544-7777

PRODUCT INFORMATION
1-800-544-8888

RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774

TOUCHTONE XPRESS(registered trademark)
1-800-544-5555

WEB SITE
www.fidelity.com
 AUTOMATED SERVICE

FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)

(small solid bullet) Account statements (quarterly)

(small solid bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 37.

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.

FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$500     Monthly or quarterly  (small solid bullet) For a
                               new account, complete the
                               appropriate section on the
                               fund application.
                               (small solid bullet) For
                               existing accounts, call
                               1-800-544-6666 or visit
                               Fidelity's Web site at
                               www.fidelity.com for an
                               application.
                               (small solid bullet) To
                               change the amount or
                               frequency of your
                               investment, call
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$500     Every pay period  (small solid bullet) Check
                           the appropriate box on the
                           fund application, or call
                           1-800-544-6666 or visit
                           Fidelity's Web site at
                           www.fidelity.com for an
                           authorization form.
                           (small solid bullet) Changes
                           require a new authorization
                           form.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$500     Monthly, bimonthly,     (small solid bullet) To
         quarterly, or annually  establish, call
                                 1-800-544-6666 after both
                                 accounts are opened.
                                 (small solid bullet) To
                                 change the amount or
                                 frequency of your
                                 investment, call
                                 1-800-544-6666.

A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. For each fund, income dividends are declared daily and paid monthly. Capital gains are normally distributed in November and December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.

If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.

Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

(checkmark)UNDERSTANDING
DISTRIBUTIONS

As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings along
to its investors as
DISTRIBUTIONS.

Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.

(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.

TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.

(small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.

(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.

(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000 FOR SPARTAN SHORT-TERM BOND AND $10,000 FOR SPARTAN INVESTMENT GRADE BOND, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Fidelity, Spartan, Fidelity Investments and (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

This prospectus is printed on recycled paper using soy-based inks.

SPARTAN(registered trademark) SHORT-TERM BOND FUND
SPARTAN INVESTMENT GRADE BOND FUND
FUNDS OF FIDELITY CHARLES STREET TRUST

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 24, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated November 24, 1998). Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS               PAGE



Investment Policies and         29
Limitations

Portfolio Transactions          34

Valuation                       34

Performance                     35

Additional Purchase, Exchange   41
and Redemption Information

Distributions and Taxes         41

FMR                             42

Trustees and Officers           42

Management Contracts            44

Distribution and Service Plans  47

Contracts with FMR Affiliates   47

Description of the Trust        47

Financial Statements            48

Appendix                        48

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)

DISTRIBUTOR
Fidelity Distributors Corp. (FDC)

TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

SST/SIG-ptb-1198
1.463700.101

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF SPARTAN SHORT-TERM BOND FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 45.

INVESTMENT LIMITATIONS OF SPARTAN INVESTMENT GRADE BOND FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale, or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 46.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligation upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.

STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended September 30, 1998 and 1997, the portfolio turnover rates were 117% and 105%, respectively, for Spartan Short-Term Bond and 222% and 194% for Spartan Investment Grade Bond. Because a high turnover rate increases transaction costs and may increase taxable gains, carefully weighs the anticipated benefits of short-term investing against these consequences.

For the fiscal years ended September 30, 1998, 1997, and 1996 Spartan Short-Term Bond and Spartan Investment Grade Bond paid no brokerage commissions.

For the fiscal year ended September 30, 1998 the funds paid no brokerage commissions to firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.

PERFORMANCE

The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

In calculating a fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each fund calculated including certain fund expenses.

HISTORICAL FUND RESULTS. The following tables show each fund's yield and total return for the periods ended September 30, 1998.


                                                  Average Annual Total Returns         Cumulative Total Returns
                               Thirty-Day Yield  One Year  Five Years  Life of Fund*  One Year  Five Years  Life of Fund*

Spartan Short-Term Bond         5.42%             7.33%     4.73%       5.22%          7.33%     25.98%      35.67%

Spartan Investment Grade Bond   5.69%             10.95%    6.33%       8.22%          10.95%    35.94%      60.64%


* From October 1, 1992 (commencement of operations).

If FMR had not reimbursed certain fund expenses during these periods, each fund's total returns would have been lower.

If FMR had not reimbursed certain fund expenses during these periods, each fund's yield would have been 5.17% and 5.50%, for Spartan
Short-Term Bond and Spartan Investment Grade Bond, respectively.

The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical
$10,000 investment in each fund during the life of each fund, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the period from October 1, 1992 (commencement of operations) to September 30, 1998, a hypothetical $10,000 investment in Spartan
Short-Term Bond Fund would have grown to $13,567.

SPARTAN SHORT-TERM BOND FUND

Period Ended              Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1998                      $ 9,120                   $ 4,437                       $ 10                         $ 13,567

1997                      $ 9,050                   $ 3,581                       $ 10                         $ 12,641

1996                      $ 9,020                   $ 2,784                       $ 10                         $ 11,814

1995                      $ 9,130                   $ 2,061                       $ 10                         $ 11,201

1994                      $ 9,330                   $ 1,395                       $ 10                         $ 10,735

1993*                     $ 9,990                   $ 779                         $ 0                          $ 10,769



SPARTAN SHORT-TERM BOND FUND  INDICES

Period Ended                  S&P 500   DJIA      Cost of Living**


1998                          $ 28,119  $ 27,698  $ 11,599

1997                          $ 25,786  $ 27,588  $ 11,408

1996                          $ 18,360  $ 20,045  $ 11,168

1995                          $ 15,258  $ 15,969  $ 10,842

1994                          $ 11,759  $ 12,494  $ 10,573

1993*                         $ 11,342  $ 11,248  $ 10,269


* From October 1, 1992 (commencement of fund operations)

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan Short-Term Bond Fund on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $14,529. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,703 for dividends and $10 for capital gain distributions.

During the period from October 1, 1992 (commencement of operations) to September 30, 1998, a hypothetical $10,000 investment in Spartan
Investment Grade Bond would have grown to $16,064.

SPARTAN INVESTMENT GRADE BOND
FUND

Period Ended              Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

1998                      $ 10,700                  $ 5,313                       $ 51                         $ 16,064

1997                      $ 10,250                  $ 4,180                       $ 49                         $ 14,479

1996                      $ 9,980                   $ 3,204                       $ 47                         $ 13,231

1995                      $ 10,170                  $ 2,448                       $ 48                         $ 12,666

1994                      $ 9,510                   $ 1,499                       $ 10                         $ 11,019

1993*                     $ 10,940                  $ 877                         $ 0                          $ 11,817



SPARTAN INVESTMENT GRADE BOND  INDICES
FUND

Period Ended                   S&P 500   DJIA      Cost of Living**


1998                           $ 28,119  $ 27,698  $ 11,599

1997                           $ 25,786  $ 27,588  $ 11,408

1996                           $ 18,360  $ 20,045  $ 11,168

1995                           $ 15,258  $ 15,969  $ 10,842

1994                           $ 11,759  $ 12,494  $ 10,573

1993*                          $ 11,342  $ 11,248  $ 10,269


* From October 1, 1992 (commencement of fund operations)

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan Investment Grade Bond Fund on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $15,087. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $4,093 for dividends and $40 for capital gains distributions.

PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Spartan Investment Grade Bond may compare its performance to the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

Spartan Short-Term Bond may compare its performance to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and three years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of September 30, 1998, FMR advised over $32 billion in municipal fund assets, $115 billion in money market fund assets, $411 billion in equity fund assets, $12 billion in international fund assets, and $27 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.

FSC normally determines each fund's NAV as of the close o the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

DISTRIBUTIONS AND TAXES

DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Mortgage security paydown gains (losses) on mortgage securities purchased by a fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.

As of September 30, 1998, Spartan Investment Grade Bond hereby designates approximately $1,100,000 as a capital gain dividend for the purpose of the dividend-paid deduction.

As of September 30, 1998, Spartan Short-Term Bond had a capital loss carryforward aggregating approximately $81,724,000. This loss carryforward, of which $39,973,000, $35,409,000, $4,138,000, and
$2,204,000 will expire on September 30, 2003, 2004, 2005, and 2006, respectively, is available to offset future capital gains.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

FMR

All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (65), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

FRED L. HENNING, JR. (59), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.

ANDREW J. DUDLEY (34), is Vice President of Spartan Short-Term Bond Fund (1998), and other funds advised by FMR. Prior to joining Fidelity as a portfolio manager in 1996, Mr. Dudley worked as a quantitative analyst and portfolio manager at Putnam Investments for five years.

KEVIN E. GRANT (38), is Vice President of Spartan Investment Grade Bond Fund (1997), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for two years.

ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THOMAS J. SIMPSON (39), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended September 30, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from     Total Compensation from the
Advisory Board               Spartan Short-Term BondB     Spartan Investment Grade BondB  Fund Complex*,A

J. Gary Burkhead**           $ 0                          $ 0                             $ 0

Ralph F. Cox                 $ 110                        $ 271                           $ 214,500

Phyllis Burke Davis          $ 109                        $ 269                           $ 210,000

Robert M. Gates              $ 111                        $ 274                           $176,000

Edward C. Johnson 3d**       $ 0                          $ 0                             $ 0

E. Bradley Jones             $ 110                        $ 271                           $ 211,500

Donald J. Kirk               $ 112                        $ 275                           $ 211,500

Peter S. Lynch**             $ 0                          $ 0                             $ 0

William O. McCoy             $ 111                        $ 274                           $ 214,500

Gerald C. McDonough          $ 137                        $ 337                           $ 264,500

Marvin L. Mann               $ 110                        $ 270                           $ 214,500

Robert C. Pozen**            $ 0                          $ 0                             $ 0

Thomas R. Williams           $ 111                        $ 273                            $214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of September 30, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund total outstanding shares.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. Under the terms of each fund's management contract, FMR is responsible for payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services, and administration of each fund's securities lending program.

FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under each management contract, Spartan Short-Term Bond and Spartan Investment Grade Bond pays FMR a monthly management fee at the annual rate of 0.65% and 0.60%, respectively, of its average net assets throughout the month.

The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund                      Fiscal Years Ended September 30  Amount of Credits Reducing  Management Fees Paid to FMR
                                                           Management Fees

Spartan Short-Term Bond   1998                             $ 8,000                     $ 2,055,000*

                          1997                             $ 7,000                     $ 1,991,000*

                          1996                             $ 62,000                    $ 2,790,000*

Spartan Investment Grade  1998(dagger)                     $ 11,000                    $ 5,189,000*
Bond(dagger)

                          1997                             $ 3,000                     $ 2,625,000*

                          1996                             $ 11,000                    $ 1,988,000*


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

(dagger) On June 27, 1998, FMR reduced the management rate paid by Spartan Investment Grade Bond from 0.65% to 0.60%.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.

The reimbursement arrangement that is in effect for each fund will continue through December 31, 1998, after which time FMR may elect to discontinue it. Effective January 1, 1999, FMR has voluntarily agreed to limit Spartan Investment Grade Bond's total operating expenses to an annual rate of 0.50% of average net assets.

                         Periods of Expense Limitation           Aggregate Operating Expense  Fiscal Years Ended September
                          From To                                Limitation                   30,

Spartan Short-Term Bond  10/1/97                        9/30/98  .38%                         1998

                         3/1/97                         9/30/97  .38%                         1997

                         10/1/96                        2/28/97  .65%                         --

                         10/1/95                        9/30/96  .65%                         1996



                         Management Fee Before  Amount of  Management Fee
                         Reimbursement          Reimbursement

Spartan Short-Term Bond  $ 2,055,000*           $ 854,000

                         $ 1,991,000*           $ 464,000

                         --                     --

                         $ 2,790,000            $ 0


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

                         Periods of Expense Limitation           Aggregate Operating Expense  Fiscal Years Ended September
                         From                           To       Limitation                   30,

Spartan Investment
Grade Bond               10/1/97                        9/30/98  .38%                         1998

                         3/1/97                         9/30/97  .38%                         1997

                         10/1/96                        2/28/97  .65%                         --

                         10/1/95                        9/30/96  .65%                         1996



                               Management Fee Before  Amount of  Management Fee
                               Reimbursement          Reimbursement

Spartan Investment Grade Bond  $ 5,189,000*           $ 2,075,000

                               $ 2,625,000*           $ 692,000

                               --                     --

                               $ 1,988,000            $ 0


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISERS. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

On behalf of each fund the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

[IF NEITHER NON-DISCRETIONARY NOR DISCRETIONARY SUB-ADVISER FEES WERE
PAID: No fees were paid to the sub-advisers by FMR on behalf of the funds for the past three fiscal years.

DISTRIBUTION AND SERVICE PLANS

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for each funds shares.

FMR made no payments through FDC to third parties for the fiscal year ended 1998.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

CONTRACTS WITH FMR AFFILIATES

Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

For each fund, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with each fund.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

DESCRIPTION OF THE TRUST

TRUSTS' ORGANIZATION. Spartan Short-Term Bond and Spartan Investment Grade Bond Fund are funds of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are six funds of the trust: Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, Fidelity Short-Intermediate Government Fund, Spartan Short-Term Bond Fund, and Spartan Investment Grade Bond Fund. The Declaration of Trust permits the Trustees to create additional funds.

In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.

CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended September 30, 1998 and report of the auditors, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888.

APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS

Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS

Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Spartan, Fidelity, and Fidelity Focus are registered trademarks of FMR
Corp.

The third party marks appearing above are the marks of their respective owners.

SPARTAN(REGISTERED TRADEMARK)
SHORT-TERM BOND
FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   23  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  27  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  30  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          31


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.

If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30,  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1998

SPARTAN SHORT-TERM BOND      7.33%        25.98%        35.67%

LB 1-3 Year Govt/Corp        7.87%        33.67%        n/a

Short Investment Grade Debt  6.68%        30.31%        n/a
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues, with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 100 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30,  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1998

SPARTAN SHORT-TERM BOND      7.33%        4.73%         5.22%

LB 1-3 Year Govt/Corp        7.87%        5.98%         n/a

Short Investment Grade Debt  6.68%        5.43%         n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan Short-Term Bond     LB 1-3 Year Govt/Corp
             00449                       LB013
  1992/10/31      10000.00                    10000.00
  1992/11/30      10007.37                     9985.91
  1992/12/31      10100.06                    10080.21
  1993/01/31      10245.37                    10187.78
  1993/02/28      10362.03                    10270.90
  1993/03/31      10428.83                    10304.27
  1993/04/30      10491.81                    10368.93
  1993/05/31      10517.30                    10345.31
  1993/06/30      10633.77                    10423.65
  1993/07/31      10696.60                    10447.49
  1993/08/31      10801.74                    10534.96
  1993/09/30      10840.89                    10568.95
  1993/10/31      10900.33                    10593.61
  1993/11/30      10925.24                    10596.72
  1993/12/31      11009.87                    10639.63
  1994/01/31      11082.02                    10707.40
  1994/02/28      11001.58                    10642.53
  1994/03/31      10793.58                    10587.81
  1994/04/30      10672.90                    10547.60
  1994/05/31      10776.08                    10561.90
  1994/06/30      10637.30                    10589.67
  1994/07/31      10716.07                    10686.05
  1994/08/31      10772.43                    10722.12
  1994/09/30      10806.21                    10698.28
  1994/10/31      10793.34                    10722.74
  1994/11/30      10802.42                    10677.76
  1994/12/31      10500.90                    10698.07
  1995/01/31      10584.46                    10845.03
  1995/02/28      10686.93                    10995.09
  1995/03/31      10746.59                    11057.48
  1995/04/30      10852.82                    11157.58
  1995/05/31      11033.96                    11350.76
  1995/06/30      11103.44                    11412.52
  1995/07/31      11148.58                    11458.12
  1995/08/31      11219.00                    11527.56
  1995/09/30      11275.92                    11584.55
  1995/10/31      11374.74                    11680.73
  1995/11/30      11469.71                    11781.25
  1995/12/31      11545.13                    11870.58
  1996/01/31      11645.60                    11972.14
  1996/02/29      11604.18                    11926.54
  1996/03/31      11580.33                    11917.84
  1996/04/30      11593.17                    11929.86
  1996/05/31      11620.33                    11957.43
  1996/06/30      11710.28                    12044.89
  1996/07/31      11749.76                    12091.74
  1996/08/31      11789.36                    12136.30
  1996/09/30      11892.38                    12247.39
  1996/10/31      12024.38                    12385.64
  1996/11/30      12114.43                    12478.50
  1996/12/31      12126.29                    12480.57
  1997/01/31      12176.93                    12540.88
  1997/02/28      12207.78                    12571.97
  1997/03/31      12207.08                    12562.23
  1997/04/30      12299.58                    12665.24
  1997/05/31      12380.91                    12753.75
  1997/06/30      12475.64                    12842.46
  1997/07/31      12614.79                    12985.06
  1997/08/31      12629.16                    12997.28
  1997/09/30      12724.82                    13097.39
  1997/10/31      12809.73                    13191.70
  1997/11/30      12835.18                    13224.86
  1997/12/31      12919.79                    13312.12
  1998/01/31      13047.83                    13440.63
  1998/02/28      13069.40                    13454.10
  1998/03/31      13125.91                    13506.54
  1998/04/30      13181.18                    13573.49
  1998/05/31      13265.46                    13647.27
  1998/06/30      13333.78                    13717.74
  1998/07/31      13389.09                    13781.58
  1998/08/31      13501.85                    13940.14
  1998/09/30      13657.74                    14127.72
IMATRL PRASUN   SHR__CHT 19980930 19981006 115635 R00000000000074

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Short-Term Bond Fund on October 31, 1992, shortly after the fund started. As the chart shows, by September 30, 1998, the value of the investment would have grown to $13,658 - a 36.58% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,128 - a 41.28% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS
                  YEARS ENDED SEPTEMBER 30,

                  1998                       1997   1996    1995    1994

Dividend returns  6.56%                      6.67%  6.67%   6.49%   6.20%

Capital returns   0.77%                      0.33%  -1.20%  -2.14%  -6.52%

Total returns     7.33%                      7.00%  5.47%   4.35%   -0.32%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1998

Dividends per share          4.46(cents)   28.05(cents)   57.21(cents)

Annualized dividend rate     5.97%         6.18%          6.32%

30-day annualized yield      5.42%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.09 over the past one month, $9.05 over the past six months and $9.05 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the periods shown, the yield would have been 5.17%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

As a safe haven from turbulent stock
markets worldwide, bond markets
reaped the benefits from the flight to
quality by anxious investors during
the 12-month period ending
September 30, 1998. The Lehman
Brothers Aggregate Bond Index - a
broad measure of the U.S. taxable
investment-grade bond market -
returned 11.51% over the past year,
two and one-half times higher than
the 4.54% return generated for the
six-month period ending March 31,
1998. The buying surge sent
Treasury-bond yields - which move
in the opposite direction of bond
prices - to their lowest level in over
three decades, as the yield on the
benchmark 30-year bond fell to
4.96%. In spite of the global
economic crisis that dominated the
period, the U.S. enjoyed low interest
rates, low inflation and a stable
economy, which aided the
performance of corporate bonds.
The Lehman Brothers Corporate
Bond Index returned 11.07% for the
12-month period. Mortgage-backed
bonds also performed well, although
lower interest rates resulted in higher
refinancing activity. The Lehman
Brothers Mortgage Backed
Securities Index had a 12-month
return of 8.62%. Interest rates fell
even lower late in the period, as the
Federal Reserve lowered the fed
funds rate by 0.25%, the first rate cut
in nearly three years. The period's
biggest losers were shareholders of
emerging-market debt, as the JP
Morgan Emerging Markets Bond
Index lost 20.89% over the past 12
months.

(photograph of Andrew Dudley)
An interview with Andrew Dudley, Portfolio Manager of Spartan
Short-Term Bond Fund

Q. HOW DID THE FUND PERFORM, ANDY ?

A. For the 12 months that ended September 30, 1998, the fund had a total return of 7.33%. That outperformed the 6.68% return of the short investment grade debt funds average tracked by Lipper Analytical
Services. For the same period, the Lehman Brothers 1-3 Year
Government/Corporate Bond Index returned 7.87%.

Q. WHAT FACTORS CONTRIBUTED TO FUND'S PERFORMANCE? WHY DID THE FUND UNDERPERFORM THE LEHMAN BROTHERS INDEX?

A. While the performance of the Treasury market was solid due to a flight to quality from stocks and riskier bond investments, the broader bond market was stricken by growing concerns of economic slowdown and a subsequent extremely negative supply/demand environment. Essentially, rumors began that a number of highly leveraged hedge funds were already, or were going to be, forced sellers of certain bonds. This potential deluge of supply created a huge dislocation in bond markets - creating a collapse in liquidity in both corporate and mortgage-backed securities - pushing the yield spreads relative to Treasuries to much wider levels. In the pursuit of high current income, the fund has historically taken on a higher level of exposure to the non-Treasury sectors than the Lehman Brothers 1-3 Year Government/Corporate Index. Since the fund was underweighted in government securities relative to the index, the extreme flight to quality into Treasuries caused the fund to underperform the Lehman Brothers index. The recent performance of much of the short-term bond fund universe - as represented by the Lipper peer group - suggests that many managers faced similar issues.

Q. HOW WERE THE FUND'S ASSETS ALLOCATED?

A. Corporate bonds and asset-backed securities - which are bonds backed by a pool of loans such as credit cards - accounted for approximately 65% of the fund's assets during the period. Within these holdings, asset-backed securities accounted for about 18% of the fund, and performed better on average than their corporate counterparts. Most of the fund's holdings in asset-backed securities were rated Aaa, the highest quality, and thus suffered to a lesser extent. By comparison, as I've already mentioned, corporate bonds suffered more severely relative to Treasuries. However, there were some bright spots within our corporate holdings that outperformed the general corporate market: namely, our cable, telecommunications, and media exposure. Mortgage-backed securities accounted for roughly 15% of the fund's allocation. Similar to corporate bonds, mortgage-backed securities were hurt relative to U.S. government bonds during the extreme flight to quality along with the increasing fear of a new refinancing and prepayment wave.

Q. WHAT OTHER SECTORS CONTRIBUTED TO PERFORMANCE?

A. The remaining assets in the fund - around 20% - were in U.S.
government and agency obligations during the period. U.S. Treasuries and agency bonds performed the best of all the bond sectors.
Unfortunately, the fund suffered relative to the index due to its underweighted position in this sector.

Q. THE GLOBAL FLIGHT TO QUALITY INTO U.S. TREASURIES HAS BEEN THE BIG STORY OVER THE PAST FEW MONTHS. DO YOU SEE THIS TREND CONTINUING?

A. There is very little official data on how much leveraged debt remains in the system. Consequently, it's impossible to tell how many troubled hedge funds are still out there. On the global front, while we can use our research resources to make an educated assessment about which countries would be next to face credit concerns, political uncertainties often make this assessment murky. As a result, over the short-term, it is difficult to determine how long this trend will continue. What we do know is that much of the liquidation activity has taken place at severely distressed levels, on some occasions pushing the yield spread for even strong credits back to very wide levels. Over the long term, investors should begin to see a focus less on liquidity and more on relative value. Until that time, though, the non-Treasury markets may continue to have a tough time.

Q. WHAT'S YOUR OUTLOOK?

A. Within the corporate bond sector, I think the best issues may be the less-cyclical, domestically focused businesses that have improving credit profiles. I believe the market will continue to focus on high-quality, non-cyclical corporate debt in the face of global market turmoil. The commodity-related industries like energy, precious metals and paper most likely will continue to suffer in this volatile environment. Over the longer term, solid companies in the media, telecommunications and domestic regional-banking sectors could be rewarded for improving business and credit fundamentals. As a result, corporate bonds in these sectors should remain defensive positions. Within the mortgage-backed sector there are also opportunities. As a result of the volatility, there are segments of the mortgage-backed securities market that look attractive. I remain comfortable with our current holdings and feel that there will be more opportunities over time. In the short term, volatility may continue; but over the longer term, the non-Treasury sectors should stabilize to the fund's benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

GOAL: high current income
with preservation of capital

FUND NUMBER: 449

TRADING SYMBOL: FTBDX

START DATE: October 1, 1992

SIZE: as of September 30,
1998, more than $357 million

MANAGER: Andrew Dudley,
since 1997; manager,
Fidelity Advisor Short-Fixed
Income Fund, since 1997;
joined Fidelity in 1996

ANDREW DUDLEY ON THE FUND'S
BENCHMARK INDEX - THE
LEHMAN BROTHERS 1-3 YEAR
GOVERNMENT/CORPORATE BOND
INDEX - AND ITS ROLE IN THE
MANAGEMENT OF THE FUND:

"The Lehman Brothers 1-3 Year
Government/Corporate Bond Index
plays an important role in the
management of the fund. It's the
fund's benchmark index and
includes most of the universe of
investment-grade bonds with
maturities between one and three
years. I use the index as a
guideline about the structure of
the overall bond market, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors - such as corporate or
government securities - based
on my view of the relative value of
each maturity or sector."

(solid bullet) Effective the close of business on June 26, 1998, the Spartan
Short-Term Bond Fund's shares
are no longer available to new
accounts. Shareholders of the fund
on that date may continue to
purchase shares in accounts
existing on that date.


INVESTMENT CHANGES





QUALITY DIVERSIFICATION AS OF
SEPTEMBER 30, 1998

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Aaa                             41.4                     43.3

Aa                              7.8                      7.5

A                               14.3                     13.9

Baa                             27.3                     23.9

Ba and Below                    3.8                      7.1

Not Rated                       0.9                      1.3


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS BA OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.

AVERAGE YEARS TO MATURITY AS
OF SEPTEMBER 30, 1998

                                     6 MONTHS AGO

Years                          2.4   2.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF SEPTEMBER 30,
1998

                                     6 MONTHS AGO

Years                          1.7   1.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF SEPTEMBER 30, 1998 *

Corporate bonds 59.3%
U.S. government
and agency
obligations 24.2%
CMOs and other
mortgage-related
securities 8.7%
Other 3.3%
Short-term
investments 4.5%
* FOREIGN INVESTMENTS 6.7%

Row: 1, Col: 1, Value: 59.3
Row: 1, Col: 2, Value: 24.2
Row: 1, Col: 3, Value: 8.699999999999999
Row: 1, Col: 4, Value: 3.3
Row: 1, Col: 5, Value: 4.5

AS OF MARCH 31, 1998 **

Corporate bonds 61.4%
U.S. government
and agency
obligations 26.3%
CMOs and other
mortgage-related
securities 5.7%
Other 3.6%
Short-term
investments 3.0%
** FOREIGN INVESTMENTS  5.8%

Row: 1, Col: 1, Value: 61.4
Row: 1, Col: 2, Value: 26.3
Row: 1, Col: 3, Value: 5.7
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 3.0



INVESTMENTS SEPTEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



NONCONVERTIBLE BONDS - 42.4%

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 1.4%

CHEMICALS & PLASTICS - 1.0%

Methanex Corp. yankee 8.875%      A2        $ 3,500                            $ 3,618
11/15/01

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois, Inc. 7.15%        Ba1        1,390                              1,390
5/15/05

TOTAL BASIC INDUSTRIES                                                          5,008

CONSTRUCTION & REAL ESTATE -
1.8%

REAL ESTATE INVESTMENT TRUSTS
- 1.8%

Camden Property Trust 6.625%      Baa2       2,825                              2,844
2/15/01

CenterPoint Properties Corp.      Baa2       430                                427
6.75% 4/1/05

EOP Operating LP:

6.375% 2/15/03                    Baa1       1,250                              1,249

6.376% 2/15/02                    Baa1       900                                904

Weeks Realty LP 6.875% 3/15/05    Baa2       1,100                              1,076

                                                                                6,500

ENERGY - 0.6%

OIL & GAS - 0.6%

Occidental Petroleum Corp.:

6.09% 11/29/99                    Baa3       580                                586

8.5% 11/9/01                      Baa2       800                                865

Oryx Energy Co.:

8.125% 10/15/05                   Ba1        220                                228

8.375% 7/15/04                    Ba1        400                                428

                                                                                2,107

FINANCE - 18.3%

BANKS - 7.2%

Banc One Corp. 6.7% 3/24/00       Aa3        1,250                              1,275

Banco Latinoamericano
Exportaciones SA euro:

6.45% 9/13/99 (a)                 Baa2       930                                947

6.9% 12/4/99 (a)                  Baa2       550                                553

BanPonce Corp. 6.488% 3/3/00      A3         1,290                              1,313

BanPonce Financial Corp.:

6.88% 6/16/00                     A3         510                                524

7.65% 5/3/00                      A3         1,550                              1,606

Barclays Bank PLC yankee          A1         2,500                              2,523
5.875% 7/15/00

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Capital One Bank:

5.95% 2/15/01                     Baa3      $ 2,000                            $ 1,990

6.42% 11/12/99                    Baa3       2,200                              2,211

7.35% 6/20/00                     Baa3       2,400                              2,456

First USA Bank 6.5% 12/23/99      Aa2        1,700                              1,728

KeyCorp. 7.45% 4/5/00             A1         1,100                              1,137

NationsBank Corp. 5.75%           Aa2        3,000                              3,036
3/15/01

Popular, Inc. 6.4% 8/25/00        A3         1,410                              1,425

Providian National Bank:

6.25% 5/7/01                      Baa3       1,300                              1,312

6.7% 3/15/03                      Baa3       1,800                              1,889

                                                                                25,925

CREDIT & OTHER FINANCE - 9.8%

Abbey National PLC 6.69%          Aa3        2,400                              2,536
10/17/05

Aristar, Inc. 6% 8/1/01           A3         3,200                              3,237

AT&T Capital Corp.:

6.16% 12/3/99                     Baa3       1,940                              1,964

6.25% 5/15/01                     Baa3       2,500                              2,540

Chrysler Financial Corp.          A2         1,720                              1,745
6.375% 1/28/00

Edison Mission Energy Funding     Baa1       1,667                              1,741
Corp. 6.77% 9/15/03 (a)

ERP Operating LP 6.55%            A3         350                                355
11/15/01

Finova Capital Corp. 6.27%        Baa1       580                                589
9/29/00

General Electric Capital          Aaa        5,000                              5,124
Corp. 6.01% 4/30/01

General Motors Acceptance
Corp.:

5.85% 4/20/00                     A2         4,480                              4,535

9% 10/15/02                       A2         3,000                              3,387

GS Escrow Corp. 6.75% 8/1/01      Ba1        2,400                              2,386
(a)

Heller Financial, Inc. 6.25%      A3         1,500                              1,530
3/1/01

MCN Investment Corp. 5.84%        Baa3       1,450                              1,451
2/1/99

Money Store, Inc. 7.3% 12/1/02    A2         650                                694

North American Mortgage Co.       Baa2       750                                750
5.8% 11/2/98

Salton Sea Funding Corp.          Baa3       654                                660
7.02% 5/30/00

                                                                                35,224

SAVINGS & LOANS - 1.0%

Great Western Financial Corp.     A3         1,025                              1,041
6.375% 7/1/00

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SAVINGS & LOANS - CONTINUED

Long Island Savings Bank FSB:

6.2% 4/2/01                       Baa3      $ 1,650                            $ 1,666

7% 6/13/02                        Baa3       970                                1,012

                                                                                3,719

SECURITIES INDUSTRY - 0.3%

Amvescap PLC 6.375% 5/15/03       A3         1,100                              1,130

TOTAL FINANCE                                                                   65,998

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

Tyco International Group SA       Baa1       2,250                              2,298
yankee 6.125% 6/15/01

POLLUTION CONTROL - 0.2%

WMX Technologies, Inc. 6.25%      Baa3       750                                763
10/15/00

TOTAL INDUSTRIAL MACHINERY &                                                    3,061
EQUIPMENT

MEDIA & LEISURE - 5.9%

BROADCASTING - 3.3%

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       320                                362

8.5% 9/15/01                      Baa3       2,104                              2,273

TCI Communications, Inc.:

6.375% 5/1/03                     Baa3       630                                659

6.375% 9/15/99                    Baa3       3,075                              3,100

8.25% 1/15/03                     Baa3       220                                245

9% 1/2/02                         Ba1        730                                808

Time Warner, Inc. 7.95% 2/1/00    Baa3       4,330                              4,472

                                                                                11,919

ENTERTAINMENT - 2.1%

Paramount Communications,         Ba2        992                                1,039
Inc. 7.5% 1/15/02

Viacom, Inc.:

6.75% 1/15/03                     Ba2        4,455                              4,574

7.75% 6/1/05                      Ba2        1,950                              2,106

                                                                                7,719

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.5%

News America Holdings, Inc.       Baa3      $ 1,440                            $ 1,623
8.5% 2/15/05

TOTAL MEDIA & LEISURE                                                           21,261

NONDURABLES - 1.7%

FOODS - 0.6%

Dole Food, Inc. 6.75% 7/15/00     Baa2       2,290                              2,308

TOBACCO - 1.1%

Philip Morris Companies, Inc.:

7.125% 12/1/99                    A2         2,300                              2,341

7.25% 9/15/01                     A2         1,400                              1,466

                                                                                3,807

TOTAL NONDURABLES                                                               6,115

RETAIL & WHOLESALE - 1.6%

GENERAL MERCHANDISE STORES -
1.6%

Dayton Hudson Corp.:

6.8% 10/1/01                      A3         1,600                              1,670

9.75% 7/1/02                      A3         930                                1,070

10% 12/1/00                       A3         1,133                              1,244

Federated Department Stores,      Baa2       1,595                              1,742
Inc. 8.125% 10/15/02

                                                                                5,726

TECHNOLOGY - 3.3%

COMPUTER SERVICES & SOFTWARE
- 0.2%

Computer Associates               Baa1       700                                705
International, Inc. 6.25%
4/15/03

COMPUTERS & OFFICE EQUIPMENT
- 3.1%

Comdisco, Inc.:

5.86% 4/7/00                      Baa1       3,900                              3,939

6.1% 6/5/01                       Baa1       2,580                              2,631

6.55% 2/4/00                      Baa1       4,500                              4,581

                                                                                11,151

TOTAL TECHNOLOGY                                                                11,856

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TRANSPORTATION - 2.0%

AIR TRANSPORTATION - 0.1%

Delta Air Lines, Inc. 9.875%      Baa3      $ 475                              $ 506
5/15/00

RAILROADS - 1.9%

CSX Corp.:

7.05% 5/1/02                      Baa2       1,250                              1,313

9.5% 8/1/00                       Baa2       2,500                              2,675

Norfolk Southern Corp.:

6.7% 5/1/00                       Baa1       2,000                              2,042

6.95% 5/1/02                      Baa1       800                                843

                                                                                6,873

TOTAL TRANSPORTATION                                                            7,379

UTILITIES - 4.9%

ELECTRIC UTILITY - 2.0%

Avon Energy Partners Holdings     Baa2       1,000                              1,043
6.73% 12/11/02 (a)

Indiana Michigan Power Co.        Baa1       2,000                              2,034
6.4% 3/1/00

Niagara Mohawk Power Corp.        Ba1        700                                719
6.875% 3/1/01

Ohio Edison Co. 7.375% 9/15/02    Baa2       900                                950

Philadelphia Electric Co.:

5.625% 11/1/01                    Baa1       840                                846

6.5% 5/1/03                       Baa1       700                                731

Texas Utilities Electric Co.      Baa1       1,000                              1,021
7.375% 11/1/99

                                                                                7,344

GAS - 1.6%

Arkla, Inc. 8.875% 7/15/99        Baa1       5,500                              5,641

TELEPHONE SERVICES - 1.3%

WorldCom, Inc.:

6.125% 8/15/01                    Baa2       2,865                              2,931

8.875% 1/15/06                    Baa2       627                                688

9.375% 1/15/04                    Baa2       1,176                              1,228

                                                                                4,847

TOTAL UTILITIES                                                                 17,832

TOTAL NONCONVERTIBLE BONDS                                            152,843
(Cost $151,216)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 17.3%

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 2.4%

Federal Home Loan Bank 5.83%      Aaa       $ 5,000                            $ 5,064
12/24/99

Government Trust Certificates     Aaa        312                                331
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency) Class T-3, 9.625%
5/15/02

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1995-A, 6.28% 6/15/04      Aaa        1,412                              1,462

Series 1994-C, 6.61% 9/15/99      Aaa        120                                121

Israel Export Trust               Aaa        577                                601
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Private Export Funding Corp.      Aaa        993                                1,040
secured 6.86% 4/30/04

TOTAL U.S. GOVERNMENT AGENCY                                                    8,619
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
14.9%

U.S. Treasury Notes:

5.375% 2/15/01                    Aaa        2,475                              2,531

5.625% 11/30/99                   Aaa        8,275                              8,376

5.75% 10/31/00                    Aaa        700                                719

5.875% 2/15/00                    Aaa        965                                982

5.875% 7/31/99                    Aaa        710                                717

6.25% 2/28/02                     Aaa        3,495                              3,703

6.375% 7/15/99                    Aaa        26,475                             26,822

6.875% 3/31/00                    Aaa        9,604                              9,934

TOTAL U.S. TREASURY                                                             53,784
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                       62,403
GOVERNMENT AGENCY OBLIGATIONS
(Cost $61,768)

U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES -
6.9%

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FANNIE MAE - 3.3%

6.5% 12/1/12 to 1/1/13            Aaa       $ 5,423                            $ 5,537

7% 10/1/28 (b)                    Aaa        5,500                              5,655

11.5% 11/1/15                     Aaa        454                                509

TOTAL FANNIE MAE                                                                11,701

FREDDIE MAC - 0.3%

7% 8/1/99 to 7/1/01               Aaa        1,064                              1,072

12% 11/1/19                       Aaa        112                                129

TOTAL FREDDIE MAC                                                               1,201

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 3.3%

7.5% 1/15/26 to 8/15/28           Aaa        6,014                              6,234

9.5% 5/15/16 to 11/15/20          Aaa        1,587                              1,714

11% 2/15/10 to 9/15/19            Aaa        2,049                              2,267

11.5% 5/15/13 to 7/15/15          Aaa        711                                797

12% 2/15/16                       Aaa        611                                696

TOTAL GOVERNMENT NATIONAL                                                       11,708
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                                    24,610
-  MORTGAGE-BACKED SECURITIES
(Cost $24,542)

ASSET-BACKED SECURITIES - 16.9%



Arcadia Automobile                Aaa        1,500                              1,515
Receivables Trust 5.67%
1/15/04

Boatmens Auto Trust 6.35%         A2         610                                612
10/15/01

Capita Equipment Receivables
Trust:

6.45% 8/15/02                     Aa3        1,700                              1,747

6.57% 3/15/01                     Aa3        810                                823

Case Equipment Loan Trust:

5.85% 2/15/03                     Aa2        690                                690

6.15% 9/15/02                     Aaa        1,844                              1,854

6.45% 11/10/02                    Aaa        1,330                              1,361

Caterpillar Financial Asset       A3         336                                337
Trust 6.55% 5/25/02

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Chase Manhattan Marine Owner      Aaa       $ 1,900                            $ 1,932
Trust 6.25% 4/16/07

Chevy Chase Auto Receivables
Trust:

5.97% 10/20/04                    Aaa        1,729                              1,753

6.2% 3/20/04                      Aaa        803                                813

Citibank Credit Card Master       Aaa        1,300                              1,322
Trust I 5.75% 1/15/03

Contimortgage Home Equity
Loan Trust:

6.26% 7/15/12                     Aaa        2,450                              2,461

6.3% 7/15/12                      Aaa        1,100                              1,115

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        1,042                              1,046

6.7% 2/15/02                      Aaa        314                                318

CPS Auto Receivables Trust 6%     Aaa        2,719                              2,749
8/15/03

CS First Boston Mortgage          Aaa        1,700                              1,739
Securities Corp. 7% 3/15/27

Discover Card Master Trust I      A2         4,920                              4,922
6.0006% 7/18/05 (c)

Fidelity Funding Auto Trust       Aaa        350                                356
6.99% 11/15/02 (a)

Ford Credit Auto Owner Trust      A2         1,800                              1,809
6.15% 9/15/02

Ford Credit Grantor Trust         Aaa        989                                991
5.9% 10/15/00

General Motors Acceptance         Aaa        417                                418
Corp. Grantor Trust 7.15%
3/15/00

Green Tree Financial Corp.:

5.5% 1/31/00                      Aaa        57                                 57

5.8% 2/15/27                      Aaa        77                                 77

6.1% 4/15/27                      Aaa        847                                849

6.45% 5/15/27                     Aaa        618                                620

6.5% 6/15/27                      Aaa        439                                439

Key Auto Finance Trust 6.65%      Baa3       281                                284
10/15/03

KeyCorp Auto Grantor Trust        A3         43                                 43
5.8% 7/15/00

Norwest Automobile Trust 6.3%     A2         1,130                              1,150
5/15/03

Olympic Automobile
Receivables Trust:

6.125% 11/15/04                   Aaa        587                                597

6.4% 9/15/01                      Aaa        1,280                              1,298

Onyx Acceptance Grantor Trust:

5.95% 7/15/04                     Aaa        2,155                              2,179

6.2% 6/15/03                      Aaa        1,307                              1,321

Petroleum Enhanced Trust          Baa2       1,549                              1,548
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (a)(c)

Premier Auto Trust:

5.7% 10/6/02                      Aaa        3,800                              3,850

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Premier Auto Trust: - continued

5.82% 12/6/02                     Aaa       $ 3,000                            $ 3,071

6% 5/6/00                         Aaa        428                                428

6.35% 7/6/00                      A3         1,690                              1,701

Reliance Auto Receivables         Aaa        398                                399
Corp., Inc. 6.1% 7/15/02 (a)

Sears Credit Account Master       Aaa        1,800                              1,842
Trust II 6.2% 2/16/06

TMS Auto Grantor Trust 5.9%       Aaa        211                                212
9/15/02

Tranex Auto Receivables Owner     Aaa        864                                877
Trust 6.334% 8/15/03 (a)

UACSC 1995-B Grantor Trust        Baa2       166                                167
7.075% 7/10/02

UFSB Grantor Trust: 7.275%        Baa2       92                                 92
10/10/00

 8.2% 1/10/01                     Baa2       101                                102

Western Financial Grantor         Aaa        789                                800
Trust 5.875% 3/1/02

WFS Financial Owner Trust:

6.9% 12/20/03                     Aaa        1,630                              1,687

7.05% 11/20/03                    Aaa        2,510                              2,597

TOTAL ASSET-BACKED SECURITIES                                                  60,970
(Cost $60,228)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.7%



PRIVATE SPONSOR - 1.0%

GE Capital Mortgage Services,     Aaa        722                                730
Inc. planned amortization
class Series 1994-2 Class
A-4, 6% 1/25/09

Residential Funding Mortgage      Aa1        2,900                              2,936
Securities I, Inc. planned
amortization class Series
1994-S12 Class A-2, 6.5%
4/25/09

TOTAL PRIVATE SPONSOR                                                           3,666

U.S. GOVERNMENT AGENCY - 0.7%

Fannie Mae ACES REMIC             Aaa        2,474                              2,532
sequential pay Series
1995-M1 Class A, 6.65%
7/25/10

TOTAL COLLATERALIZED MORTGAGE                                                   6,198
OBLIGATIONS
(Cost $6,118)

COMMERCIAL MORTGAGE
SECURITIES - 7.0%

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Allied Capital Commercial         Aaa       $ 1,417                            $ 1,424
Mortgage Trust sequential
pay Series 1998-1 Class A,
6.31% 1/25/28 (a)

Bankers Trust Remic Trust         Baa2       2,270                              2,258
1988-1 floater  Series
1998-S1A Class D, 6.4984%
11/28/02 (a)(c)

BKB Commercial Mortgage Trust     AA         506                                504
Series 1997-C1 Class B,
7.218% 2/25/43 (a)(c)

CBM Funding Corp.:

sequential pay Series 1996-1      AA         870                                896
Class A-2, 6.88% 7/1/02

sequential pay Series 1996-1      AA         63                                 63
Class A1, 7.55% 7/1/99

CS First Boston Mortgage
Securities Corp.:

Series 1998 FLI Class E,          Baa2       2,800                              2,768
6.5063% 1/10/13 (a)(c)

sequential pay Series             -          2,362                              2,365
1997-SPICE Class A, 6.653%
8/20/36 (a)

DLJ Commercial Mortgage Corp.     A2         1,090                              1,089
floater Series 1998-STFA
Class A-3, 6.32% 1/8/11
(a)(c)

Equitable Life Assurance
Society of the United States
(The):

floater Series 174 Class D-2,     Baa2       1,000                              982
6.7063% 5/15/03 (a)(c)

sequential pay Series 174         Aaa        1,000                              1,091
Class A1, 7.24% 5/15/06 (a)

Federal Deposit Insurance
Corp. Remic Trust:

sequential pay Series 1996-C1     Aaa        1,299                              1,298
Class 1A, 6.75% 7/25/26

sequential pay Series 1994-C1     Aaa        585                                584
Class II-A2, 7.85% 9/25/25

FMAC Loan Receivables Trust       Aaa        550                                558
1998-C sequential pay Series
1998-C Class A1 Notes, 5.99%
9/15/20 (a)

Franchise Loan Trust 1998-1       Aaa        1,682                              1,709
sequential pay Series 1998-I
Class A1 Notes, 6.24%
7/15/20 (a)

Kidder Peabody Acceptance         Aa2        312                                313
Corp. I sequential pay
Series 1993-M1 Class A-2,
7.15% 4/25/25

Nomura Asset Securities Corp.     -          892                                892
floater Series 1994-MD-II
Class A-6, 9.9213% 7/7/03 (c)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (D)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Nomura Depositor Trust            Baa2      $ 2,210                            $ 2,200
floater Series 1998-ST1A
Class A-4, 6.5406% 2/15/34
(a)(c)

Resolution Trust Corp.:

floater Series 1994-C1 Class      AAA        268                                268
A-3, 6.2375% 6/25/26 (c)

sequential pay Series 1995        Aaa        1,432                              1,430
C-1 Class A2C, 6.9% 2/25/27

Structured Asset Securities
Corp.:

floater Series 1998-C2A Class     A3         2,227                              2,226
C, 6.0238% 1/25/13 (a)(c)

Series 1996-C3 Class A, 6.75%     AAA        361                                359
6/25/30 (a)(c)

TOTAL COMMERCIAL MORTGAGE                                                       25,277
SECURITIES
(Cost $25,286)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (E) - 0.8%



Ontario Province:

5.75% 11/7/00                     Aa3        1,010                              1,025

euro:

global 6.125% 6/28/00             Aa3        1,000                              1,021

8.5% 2/28/01                      Aa3        800                                861

TOTAL FOREIGN GOVERNMENT AND                                                    2,907
GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,869)

SUPRANATIONAL OBLIGATIONS -
1.6%



African Development Bank:

7.75% 12/15/01                    Aa1        1,670                              1,789

9.3% 7/1/00                       Aa1        3,540                              3,774

TOTAL SUPRANATIONAL OBLIGATIONS                                                 5,563
(Cost $5,563)


CERTIFICATES OF DEPOSIT - 0.9%



Canadian Imperial Bank of         Aa3        3,100                              3,166
Commerce,  New York yankee
6.2% 8/1/00 (Cost $3,107)


CASH EQUIVALENTS - 4.5%

                            MATURITY AMOUNT (000'S)             VALUE (NOTE 1) (000S)

Investments in repurchase   $ 16,340                            $ 16,337
agreements  (U.S. Treasury
obligations), in a joint
trading account at 5.77%,
dated  9/30/98 due 10/1/98
(Cost $16,337)

TOTAL INVESTMENT IN                                             $ 360,274
SECURITIES - 100%
(Cost $357,034)


SECURITY TYPE ABBREVIATIONS
ACES - Automatic Common Exchange
       Securities

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $29,383,000 or 8.2% of net assets.

(b) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(d) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(e) Foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS     S&P RATINGS

Aaa, Aa, A   62.9%  AAA, AA, A   58.2%

Baa          27.3%  BBB          28.4%

Ba           3.8%   BB           3.4%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 0.9%.

INCOME TAX INFORMATION

At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $357,035,000. Net unrealized appreciation aggregated $3,239,000, of which $3,979,000 related to appreciated investment securities and $740,000 related to depreciated investment securities.

At September 30, 1998, the fund had a capital loss carryforward of approximately $81,724,000 of which $39,973,000, $35,409,000,
$4,138,000, and $2,204,000 will expire on September 30, 2003, 2004,
2005, and 2006, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                       SEPTEMBER
                                        30, 1998

ASSETS

Investment in securities, at            $ 360,274
value (including repurchase
agreements of $16,337) (cost
$357,034) -  See
accompanying schedule

Receivable for investments               735
sold

Receivable for fund shares               294
sold

Interest receivable                      3,841

 TOTAL ASSETS                            365,144

LIABILITIES

Payable for investments         $ 736
purchased Regular delivery

 Delayed delivery                5,615

Payable for fund shares          500
redeemed

Distributions payable            294

Accrued management fee           112

Other payables and accrued       4
expenses

 TOTAL LIABILITIES                       7,261

NET ASSETS                              $ 357,883

Net Assets consist of:

Paid in capital                         $ 437,742

Distributions in excess of               (1,312)
net investment income

Accumulated undistributed net            (81,787)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              3,240
(depreciation) on investments

NET ASSETS, for 39,220 shares           $ 357,883
outstanding

NET ASSET VALUE, offering                $9.12
price and redemption price
per share ($357,882.571
(divided by) 39,220.016
shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                   YEAR
                                       ENDED
                                       SEPTEMBER 30, 1998

INVESTMENT INCOME                      $ 21,442
Interest

EXPENSES

Management fee                $ 2,055

Non-interested trustees'       1
compensation

 Total expenses before         2,056
reductions

 Expense reductions            (862)    1,194

NET INVESTMENT INCOME                   20,248

REALIZED AND UNREALIZED GAIN            (167)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                2,855
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                         2,688

NET INCREASE (DECREASE) IN             $ 22,936
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             YEAR ENDED SEPTEMBER 30, 1998  YEAR ENDED SEPTEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 20,248                       $ 19,923
income

 Net realized gain (loss)         (167)                          (2,472)

 Change in net unrealized         2,855                          3,201
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       22,936                         20,652
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (19,966)                       (19,752)
from net investment income

Share transactions Net            203,528                        115,689
proceeds from sales of shares

 Reinvestment of distributions    16,900                         16,035

 Cost of shares redeemed          (152,987)                      (188,730)

 NET INCREASE (DECREASE) IN       67,441                         (57,006)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       70,411                         (56,106)
IN NET ASSETS

NET ASSETS

 Beginning of period              287,472                        343,578

 End of period (including        $ 357,883                      $ 287,472
distributions in excess  of
net investment income of
$1,312 and  $1,512,
respectively)

OTHER INFORMATION
Shares

 Sold                             22,486                         12,804

 Issued in reinvestment of        1,867                          1,775
distributions

 Redeemed                         (16,902)                       (20,894)

 Net increase (decrease)          7,451                          (6,315)



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED SEPTEMBER 30,

                                 1998                       1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 9.050                    $ 9.020  $ 9.130  $ 9.330  $ 9.990
of period

Income from Investment            .579 B                     .588 B   .598     .584     .574
Operations Net investment
income

 Net realized and unrealized      .063                       .025     (.112)   (.199)   (.604)
 gain (loss)

 Total from investment            .642                       .613     .486     .385     (.030)
operations

Less Distributions

 From net investment income       (.572)                     (.583)   (.596)   (.443)   (.477)

 In excess of net investment      -                          -        -        -        (.033)
 income

 In excess of net realized        -                          -        -        -        (.010)
gain

 Return of capital                -                          -        -        (.142)   (.110)

 Total distributions              (.572)                     (.583)   (.596)   (.585)   (.630)

Net asset value, end of period   $ 9.12                     $ 9.050  $ 9.020  $ 9.130  $ 9.330

TOTAL RETURN A                    7.33%                      7.00%    5.47%    4.35%    (.32)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 358                      $ 287    $ 344    $ 522    $ 798
(in millions)

Ratio of expenses to average      .38% C                     .50% C   .65%     .65%     .54% C
net assets

Ratio of expenses to average      .38%                       .50%     .64% D   .65%     .54%
net assets after  expense
reductions

Ratio of net investment           6.40%                      6.50%    6.52%    6.45%    6.42%
income to average net assets

Portfolio turnover rate           117%                       105%     134%     159%     97%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Short-Term Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $416,192,000 and $354,639,000, respectively, of which U.S. government and government agency obligations aggregated $225,247,000 and $209,735,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.

FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $5,000 for the period. Effective June 27, 1998 these transaction fees were eliminated.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets through December 31, 1998. For the period, the reimbursement reduced the expenses by $854,000.

In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,000 under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Spartan Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Short-Term Bond Fund (a fund of Fidelity Charles Street Trust) at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Short-Term Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 1998

DISTRIBUTIONS


A total of 17.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Andrew J. Dudley, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

SST-ANN-1198  64442
1.537457.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Strategic Income
Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan Short-Term Bond Fund

(A Fund of Fidelity Charles Street Trust)

Fidelity Short-Term Bond Fund

(A Fund of Fidelity Fixed-Income Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

April 19, 1999

This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Short-Term Bond Fund, a fund of Fidelity Fixed-Income Trust, would acquire all of the assets of Spartan Short-Term Bond Fund, a fund of Fidelity Charles Street Trust, and assume all of Spartan Short-Term Bond Fund's liabilities in exchange solely for shares of beneficial interest in Fidelity
Short-Term Bond Fund.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

 1. The Statement of Additional Information of Fidelity Short-Term Bond Fund dated June 26, 1998 (File No. 2-41839, which was previously filed on June 19, 1998 via EDGAR (Accession No.
    0000035315-98-000010).

 2. The Prospectus and Statement of Additional Information of Spartan Short-Term Bond Fund dated November 24, 1998 (File No. 2-73133, which was previously filed on November 20, 1998 via EDGAR
    (Accession No. 0000354046-98-000014).

 3. The Supplement to the Prospectus of Spartan Short-Term Bond Fund dated January 1, 1999, which was previously filed on December 31, 1998 via EDGAR (Accession No. 0000718891-98-000020).

 4. The audited Financial Statements included in the Annual Report of Fidelity Short-Term Bond Fund for the fiscal year ended April 30, 1998, which was previously filed on June 19, 1998 via EDGAR
    (Accession No. 000035315-98-000009).

 5. The audited Financial Statements included in the Annual Report of Spartan Short-Term Bond Fund for the fiscal year ended September 30, 1998, which was previously filed on November 17, 1998 via
    EDGAR (Accession No. 0000354046-98-000013).

 6. The unaudited Financial Statements included in the Semiannual
    Report of Fidelity Short-Term Bond Fund for the semi-annual period ended October 31, 1998, which was previously filed on December 18, 1998 via EDGAR (Accession No. 0000729218-98-000028).

 7. The Pro Forma Financial Statements for Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund for the 12 month period ended October 31, 1998.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated April 19, 1999, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION

Item 15. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit, or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in the settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

 Item 16. Exhibits

(1) Amended and Restated Declaration of Trust, dated March 17, 1994, is incorporated herein by reference to Exhibit 1(a) of Post
     Effective Amendment No. 70.

(2) Bylaws of Fidelity Fixed-Income Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity
     Union Street Trust's Post-Effective Amendment No. 87 (File No.
     2-50318).

(3)   Not applicable.

(4) Form of Agreement and Plan of Reorganization between Fidelity Charles Street Trust: Spartan Short-Term Bond Fund and Fidelity Fixed-Income Trust: Fidelity Short-Term Bond Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles VIII and XII of the Amended and Restated Declaration of Trust, dated March 17, 1994 are incorporated by reference to
      Exhibit 1(a) of Post Effective Amendment No. 70.

(6)(a) Management Contract, dated November 1, 1993, between Fidelity Short-Term Bond Portfolio (currently known as Fidelity
       Short-Term Bond Fund) and Fidelity  Management & Research
       Company is incorporated herein by reference to Exhibit 5(a) of Post Effective Amendment No.71.

   (b) Management Contract, dated November 1, 1993, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 71.

   (c) Management Contract, dated November 1, 1989, between Spartan Government Fund (currently known as Spartan Government Income
       Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective No. 74.

   (d) Management Contract, dated November 1, 1993, between Spartan High Income Fund (currently known as Fidelity High Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 74.

   (e) Management Contract, dated November 19, 1992, between Spartan Short-Intermediate Government Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(e) of Post-Effective No. 74.

   (f) Sub-Advisory Agreement, dated November 1, 1989, between
       Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Short-Term Bond
       Portfolio (currently known as Fidelity Short-Term Bond Fund) is incorporated herein by reference to Exhibit 5(f) of Post-Effective No. 74.

   (g) Sub-Advisory Agreement, dated November 1, 1989, between
       Fidelity Management & Research Company and Fidelity Management & Research (Far East) on behalf of Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short-Term Bond Fund) is incorporated herein by reference to Exhibit 5(g) of Post-Effective No. 74.

   (h) Sub-Advisory Agreement, dated November 1, 1989, between
       Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond Fund) is incorporated herein by reference to Exhibit 5(h) of Post-Effective No. 74.

   (i) Sub-Advisory Agreement, dated November 1, 1989, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) on behalf of Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond
       Fund) is incorporated herein by reference to Exhibit 5(i) of Post-Effective No. 74.

   (j) Sub-Advisory Agreement, dated November 1, 1993, between
       Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Spartan High Income Fund
       (currently known as Fidelity High Income Fund) is incorporated herein by reference to Exhibit 5(j) of Post-Effective No. 74.

   (k) Sub-Advisory Agreement, dated November 1, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) on behalf of Spartan High Income Fund (currently known as Fidelity High Income Fund) is incorporated herein by reference to Exhibit 5(k) of Post-Effective No. 74.

(7)(a) General Distribution Agreement, dated April 1, 1987, between Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond Fund) and Fidelity Distributors
       Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 74.

   (b) Amendment, dated January 1, 1988, to the General Distribution Agreement between Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond Fund) and Fidelity Distributors Corporation is incorporated herein by reference to
       Exhibit 6(b) of Post-Effective No. 74.

   (c) General Distribution Agreement, dated April 1, 1987, between Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short-Term Bond Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 74.

   (d) Amendment, dated January 1, 1988, to the General Distribution Agreement between Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short-Term Bond Fund), and Fidelity
       Distributors Corporation is incorporated herein by reference to
       Exhibit 6(d) of Post-Effective Amendment No. 74.

   (e) General Distribution Agreement, dated November 7, 1998, between Spartan Government Fund (currently known as Spartan Government Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 74.

   (f) General Distribution Agreement, dated July 19, 1989, between Spartan High Income Fund (currently known as Fidelity High
       Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 74.

   (g) Amendment, dated May 10, 1994, to the General Distribution
       Agreement between Spartan High Income Fund (currently known as Fidelity High Income Fund), and Fidelity Distributors
       Corporation is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 74.

   (h) General Distribution Agreement, dated November 19, 1992, between Spartan Short-Intermediate Government Fund and Fidelity Distributors Corporation is incorporated herein by reference to
       Exhibit 6(h) of Post-Effective Amendment No. 77.

   (i) Amendments to the General Distribution Agreement between Fidelity Fixed-Income Trust on behalf of the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

(8)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's Post-Effective Amendment No. 54 (File No. 2-69972).

   (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's Post-Effective Amendment No. 19 (File No. 33-43529).

(9)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).

   (b) Appendix A, dated September 18, 1997, to the Custodian
       Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to
       Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).

   (c) Appendix B, dated September 18, 1997, to the Custodian
       Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to
       Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).

   (d) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to
       Exhibit 8(d) of Fidelity Institutional Cash Portfolios'
       Post-Effective Amendment No. 31 (File No. 2-74808).

   (e) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' Post-Effective Amendment No. 31 (File No. 2-74808).

   (f) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to
       Exhibit 8(f) of Fidelity Institutional Cash Portfolios' Post-Effective Amendment No. 31 (File No. 2-74808).

   (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' Post-Effective Amendment No. 31 (File No. 2-74808).

   (h) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' Post-Effective Amendment No. 31 (File No. 2-74808).

   (i) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' Post-Effective
       Amendment No. 31 (File No. 2-74808).

(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for
        Fidelity Short-Term Bond Fund is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 79.

    (b) Distribution and Service Plan pursuant to Rule 12b-1 for
        Fidelity Investment Grade Bond Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 79.

    (c) Distribution and Service Plan pursuant to Rule 12b-1 for
        Spartan High Income Fund (currently Fidelity High Income Fund) is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 79.

    (d) Distribution and Service Plan pursuant to Rule 12b-1 for
        Spartan Government Income is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 79.

    (e) Distribution and Service Plan pursuant to Rule 12b-1 for
        Spartan Short-Intermediate Government Fund is incorporated herein by reference to Exhibit 15(e) of Post-Effective
        Amendment No. 79.

(11) Opinion and consent of Kirkpatrick & Lockhart LLP as to the legality of shares being registered is filed herein as Exhibit 11.

(12) Opinion and consent of Kirkpatrick & Lockhart LLP as to tax matters in connection with the reorganization of Spartan
      Short-Term Bond Fund is filed herein as Exhibit 12.

(13)  Not applicable.

(14)  Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit
      14.

(15)  Pro Forma combining financial statements are filed herein as
      Exhibit 15.

(16) Powers of Attorney, dated December 19, 1996, March 6, 1997 and July 17, 1997 are filed herein as Exhibit 16.

(17)  Form of Proxy is filed herein as Exhibit 17.

Item 17. Undertakings

 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 3rd day of March 1999.

      Fidelity Fixed-Income Trust

      By /s/Edward C. Johnson 3d (dagger)
         Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)                      (Title)                        (Date)

/s/Edward C. Johnson 3d          President and Trustee          March 3, 1999
(dagger)

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Richard A. Silver             Treasurer                      March 3, 1999

Richard A. Silver



/s/Robert C. Pozen               Trustee                        March 3, 1999

Robert C. Pozen



/s/Ralph F. Cox                  Trustee                        March 3, 1999
*

Ralph F. Cox



/s/Phyllis Burke Davis           Trustee                        March 3, 1999
*

Phyllis Burke Davis



/s/Robert M. Gates               Trustee                        March 3, 1999
**

Robert M. Gates



/s/E. Bradley Jones              Trustee                        March 3, 1999
*

E. Bradley Jones



/s/Donald J. Kirk                Trustee                        March 3, 1999
*

Donald J. Kirk



/s/Peter S. Lynch                Trustee                        March 3, 1999
*

Peter S. Lynch



/s/Marvin L. Mann                Trustee                        March 3, 1999
*

Marvin L. Mann



/s/William O. McCoy              Trustee                        March 3, 1999
*

William O. McCoy



/s/Gerald C. McDonough           Trustee                        March 3, 1999
*

Gerald C. McDonough



/s/Thomas R. Williams            Trustee                        March 3, 1999
*

Thomas R. Williams

(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
